                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(c)(2))

                              CAIS INTERNET, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: _____________________________________________

     (2) Form, Schedule or Registration Statement No.: _______________________

     (3) Filing Party: _______________________________________________________

     (4) Date Filed: _________________________________________________________

                              CAIS INTERNET, INC.
                            1255 22nd Street, N.W.
                            Washington, D.C. 20037
                    ______________________________________

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON [MARCH 31], 2000
                    _______________________________________

To the Stockholders of CAIS Internet, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of CAIS Internet, Inc. (the "Company") will be held at [Location], Washington, D.C., on [March 31,] 2000, at 9:00 a.m., local time, to consider and act upon the following matters:

     1. To approve and ratify the issuance and sale of 20% or more of the Company's common stock, par value $0.01 per share, and 20% or more of the Company's voting power under Nasdaq rules 4460(i)(1)(D)(ii) and 4460(i)(1)(B) in connection with the private placement of (a) shares of the Company's Series D Convertible Participating Preferred Stock, par value $0.01 per share ("Series D Stock"), and (b) shares of the Company's Series E Convertible Participating Preferred Stock, par value $0.01 per share ("Series E Stock"), in each case including the issuance of any securities of the Company as dividends on or otherwise in respect of the Series D Stock and the Series E Stock in accordance with the terms thereof.

     2. To approve an amendment to Article IV of the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company's Preferred Stock, par value $.01 per share, from 25,000,000 shares to 50,000,000 shares.

     3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     Your attention is directed to the attached Proxy Statement accompanying this Notice which more fully describes the foregoing proposals.

     The Board of Directors has fixed the close of business on ________ __, 2000 as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof. Shares can be voted at the Meeting only if the holder is present at the Meeting in person or by valid proxy.

     The officers and directors of the Company cordially invite you to attend the Meeting. However, to ensure your representation at the Meeting, you are urged to mark, date, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE MEETING. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                              By Order of the Board of Directors,



                              Michael G. Plantamura
                              Secretary

Washington, D.C.
______ __, 2000
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
                                   IMPORTANT
STOCKHOLDERS ARE EARNESTLY REQUESTED TO DATE, SIGN AND MAIL THE ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. A POSTAGE PAID ENVELOPE IS PROVIDED FOR MAILING.
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                             CAIS INTERNET, INC.
                            1255 22nd Street, N.W.
                             Washington, DC 20037
                                (202) 715-1300
                            _____________________

                                PROXY STATEMENT
                            _____________________

     This Proxy Statement and the accompanying proxy are furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), the holders of Series C Convertible Preferred Stock, par value $.01 per share ("Series C Stock"), and the holders of Series D Convertible Participating Preferred Stock, par value $.01 per share ("Series D Stock"), of CAIS Internet, Inc. a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company's Special Meeting of Stockholders to be held at ___________________, Washington, D.C., on March 31, 2000, at 9:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Meeting") (all holders of Common Stock and Preferred Stock entitled to vote at the Special Meeting are referred to herein collectively as the "Stockholders"). THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD").

     The purpose of the Meeting will be to consider and vote upon the following proposals:

     1. To approve and ratify the issuance and sale of 20% or more of the Company's common stock, par value $0.01 per share ("Common Stock"), and 20% or more of the Company's voting power under Nasdaq rules 4460(i)(1)(D)(ii) and 4460(i)(1)(B) in connection with the private placement of (a) shares of the Company's Series D Convertible Participating Preferred Stock, par value $0.01 per share ("Series D Stock"), and (b) shares of the Company's Series E Convertible Participating Preferred Stock, par value $0.01 per share ("Series E Stock"), in each case including the issuance of any securities of the Company as dividends on or otherwise in respect of the Series D Stock and the Series E Stock in accordance with the terms thereof (the issuances described in clauses (a) and (b) are collectively referred to as the "Private Placement Proposal").

     2. To approve an amendment to Article IV of the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the authorized number of shares of the Company's Preferred Stock, par value $.01 per share ("Preferred Stock"), from 25,000,000 shares to 50,000,000 shares (the "Preferred Stock Proposal").

     3. To transact such other business as may properly come before the Meeting.

     This Proxy Statement, together with the Notice of Special Meeting of Stockholders and the accompanying proxy card, is being first mailed to Stockholders on or about __________, 2000.

     The solicitation of proxies will initially be made by mail and may thereafter be made in person or by mail, telephone, telecopy, telegram, facsimile or other means of communication by the directors, officers and regular employees of the Company for no additional or special compensation. In addition, brokerage houses, banks, nominees, trustees, custodians and other fiduciaries will be requested by the Company to forward proxy solicitation materials for shares of Common Stock held of record by them to the beneficial owners of such shares, and such fiduciaries will, upon request, be reimbursed by the Company for their reasonable out-of-pocket expenses incurred in connection therewith. The cost of the solicitation of proxies for use at the Meeting will be borne by the Company.

                         VOTING RIGHTS AND PROCEDURES

     Only Stockholders of record as of the close of business on ___________, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, there were issued and outstanding: (1) 22,872,171 shares of Common Stock; (2) 125,000 shares of Series C Stock; and (3) 5,276,622 shares of Series D Stock. Each holder of Common Stock issued and outstanding on the Record Date is entitled to one vote for each such share held on each matter to be considered at the Meeting. Each holder of Series C Stock and Series D Stock issued and outstanding on the Record Date is entitled to the number of votes equal to the number of whole shares of Common Stock into which all of their shares are then convertible. As of the Record Date, each share of Series C Stock was convertible into approximately 11 shares of Common Stock and each share of Series D Stock was convertible into approximately 0.8484 of one share of Common Stock. As of the Record Date, all issued and outstanding shares of Common Stock represented a total of 22,872,171 votes. As of the Record Date, all issued and outstanding shares of Preferred Stock represented a total of 5,839,879 votes.

     The holders of a majority of the voting power of all issued and outstanding shares of the Company's capital stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Meeting. Treasury shares, if any, will not be voted and are not counted in determining the number of outstanding shares for voting purposes.

     The affirmative vote of the Stockholders having a majority of the voting power of all shares present, in person or by proxy, and entitled to vote at the Meeting, voting as a single class, is required to approve and ratify the Private Placement Proposal. The affirmative vote of the Stockholders having a majority of the voting power of all outstanding shares entitled to vote at the Meeting, voting as a single class, is required to approve the Preferred Stock Proposal.

     Abstentions and "broker non-votes" (shares held of record by brokers or nominees which are not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary voting power with respect to that matter) will be treated as present for purposes of determining the presence of a quorum for the transaction of business at the Meeting. Abstentions on a matter will be treated as present on such a matter and, accordingly, will have the same effect as votes against the Private Placement Proposal and the Preferred Stock Proposal. Broker non-votes on a matter will not be treated as present on such matter and, accordingly, (i) will have no effect on the outcome of the Private Placement Proposal, and (ii) will have the same effect as votes against the Preferred Stock Proposal.

     If a proxy card is properly signed and returned to the Company at or prior to the Meeting, unless subsequently properly revoked, the shares represented by that proxy card will be voted at the Meeting in accordance with the instructions specified thereon. If a proxy card is properly signed and returned to the Company at or prior to the Meeting without voting instructions, it will be voted "FOR" the Private Placement Proposal and "FOR" the Preferred Stock Proposal. If any other matters are properly presented at the Meeting, the persons appointed as proxies in the proxy card will have the discretionary authority to vote or act thereon in accordance with their best judgment.

     Any Stockholder may revoke a proxy at any time before it is exercised, either by delivering to the Secretary of the Company a written notice of revocation or a properly signed proxy bearing a later date, or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute the revocation of a proxy.

     The holders of 12,359,398 shares of Common Stock and shares of Preferred Stock representing a total of 4,477,134 votes, which together represent 58.6% of the voting stock issued and outstanding on the Record Date and entitled to be voted at the Meeting, have agreed to vote in favor of the two proposals to be considered at the Meeting, thereby ensuring their approval

                 SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

                                AND MANAGEMENT

     The following table sets forth, as of February 9, 2000, the number and percentage of outstanding shares of Common Stock and Preferred Stock beneficially owned by (a) each person known by the Company to beneficially own more than 5% of such stock, (b) each director of the Company, (c) each of the executive officers of the Company required to be disclosed pursuant to Item 403(b) of Regulation S-K, and (d) all directors and executive officers of the Company as a group.

                                                                                               SHARES OF
                                                 SHARES OF                                     PREFERRED
                                                 COMMON STOCK             PERCENT OF           STOCK                   PERCENT OF
NAME AND ADDRESS OF                              BENEFICIALLY             COMMON               BENEFICIALLY            PREFFERRED
BENEFICIAL OWNER                                 OWNED (1)                STOCK                OWNED (1)               STOCK
----------------                                 ---------                -----                --------                -----
CII Ventures LLC
c/o Kohlberg Kravis Roberts & Co.
L.P.
9 W. 57th Street
New York, NY 10019 (2)............                 4,477,134 (3)             16.4%             5,276,622 (4)              97.7%

U.S. Telesource, Inc.
700 Qwest Tower
555 Seventeenth Street
Denver, CO  80202 (5).............                 1,862,745 (6)              7.5                125,000 (7)               2.3

Ulysses G. Auger, II..............                 4,921,674 (8)             21.5
William M. Caldwell, IV...........                 1,275,441 (9)              5.3
Evans K. Anderson.................                   134,423 (10)              *
Barton R. Groh....................                   101,000 (11)              *
Christopher Barnes................                     2,500 (12)              *
Ulysses G. Auger, Sr..............                 4,808,704                 21.0
Richard F. Levin..................                    15,000 (13)              *
Vernon L. Fotheringham............                    15,000                   *
R. Theodore Ammon.................                 3,359,620 (14)            14.3
James H. Greene, Jr...............                       -0-                   *
Alexander Navab, Jr...............                    12,500                   *
All directors and executive
officers as a group (24 persons)..                15,173,513 (15)            59.8

-----------
*  Less than 1%.

(1) For purposes of this table, the number and percent of class of shares beneficially owned are determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and any shares subject to options, warrants or other rights to acquire shares held by that person that are currently exercisable or exercisable within 60 days of February 9, 2000. In addition, such shares are deemed to be outstanding in calculating the percent of class of such person, but are not deemed to be outstanding as to any other person. Unless otherwise indicated in the footnotes, each beneficial owner has sole voting and investment power (or shares such powers with his spouse) with respect to the shares shown as beneficially owned, subject to community property laws where applicable.

(2) CII Ventures LLC is a limited liability company of which KKR 1996 Fund L.P. is the managing member. KKR 1996 GP L.L.C. is the sole general partner of KKR Associates 1996 L.P., which is the sole general partner of KKR 1996 Fund L.P.

     KKR 1996 GP L.L.C. is a limited liability company, the managing members of which are Messrs. Henry R. Kravis and George R. Roberts, and the other members of which are Messrs. Paul E. Raether, Michael W. Michelson, James
     H. Greene, Jr., Michael T. Tokarz, Edward A. Gilhuly, Perry Golkin, Scott
     M. Stuart and Robert I. MacDonnell. Mr. Greene is a director of the Company. Each of the individuals who are the members of KKR 1996 GP L.L.C. may be deemed to share beneficial ownership of any shares beneficially owned by KKR 1996 GP L.L.C. Each of such individuals disclaims beneficial ownership. Mr. Alexander Navab, Jr., is also an executive of KKR and a limited partner of KKR Associates 1996 L.P. Mr. Navab disclaims that he is the beneficial owner of securities in which he has no economic interest. KKR Partners II, L.P. owns less than a 4% membership interest in CII Ventures LLC.

(3) Comprises 4,477,134 shares of Common Stock issuable upon conversion of shares of Series D Stock (based on a conversion ratio of approximately
     0.8484 of one share of Common Stock for each issued and outstanding share of Series D Stock). Following Stockholder approval of the Private Placement Proposal, CII Ventures LLC will purchase additional shares of Series D Stock currently convertible into 1,582,867 shares of Common Stock (based on a conversion ratio of approximately 0.8484 of one share of Common Stock for each issued and outstanding share of Series D Stock) and will have the option to purchase shares of Series E Stock currently convertible into 5,000,000 shares of Common Stock (based on a conversion ratio of 0.7 of one share of Common Stock for each issued and outstanding share of Series E Stock). The Series E Stock is issuable to CII Ventures LLC upon its exercise of an option granted by the Company on December 20,1999. See "Proposal 1 - Approval and Ratification of the Private Placement Proposal" below.

(4)  Comprises 5,276,622 shares of Series D Stock.

(5) Information based upon Schedule 13D filed by U.S. Telesource, Inc. ("USTI"), Qwest Communications Corporation ("Qwest Communications"), Qwest Corporation ("Qwest"), Qwest Communications International Inc. ("QCI"), Anshutz Company ("Anshutz Company") and Philip F. Anshutz ("Anshutz"). USTI is a Delaware corporation and a direct wholly owned subsidiary of Qwest Communications. Qwest Communications is a Delaware corporation and a direct wholly owned subsidiary of Qwest. Qwest is a Colorado corporation and is a direct wholly owned subsidiary of QCI. QCI is a publicly traded Delaware corporation. Anshutz Company is a Delaware corporation and the beneficial owner of approximately 39% of the outstanding shares of QCI. Anshutz is the beneficial owner of 100% of the capital stock of Anshutz Company. USTI's, Qwest Communication's, Qwest's, QCI's, Anshutz Company's and Anshutz's principal and business address is 555 17th Street, Denver, Colorado 80202.

(6) Includes 1,362,745 shares of Common Stock issuable upon conversion of 125,000 shares of Series C Stock owned by USTI and 500,000 shares of Common Stock issuable upon exercise of a warrant owned by USTI.

(7)  Comprises 125,000 shares of Series C Stock.

(8)  Includes 97,460 shares of Common Stock held in family trusts.

(9) Comprises 1,275,441 shares of Common Stock that may be acquired by Mr. Caldwell upon the exercise of currently exercisable options.

(10) Comprises 134,423 shares of Common Stock that may be acquired by Mr. Anderson upon the exercise of currently exercisable options.

(11) Comprises 101,000 shares of Common Stock that may be acquired by Mr. Groh upon the exercise of currently exercisable options.

(12) Comprises 2,500 shares of Common Stock that may be acquired by Mr. Barnes upon the exercise of currently exercisable options.

(13) Comprises 15,000 shares of Common Stock that may be acquired by Mr. Levin upon the exercise of currently exercisable options.

(14) Includes 633,140 shares of Common Stock that may be acquired by Mr. Ammon upon the exercise of currently exercisable warrants.

(15) Includes 2,493,282 number of shares of Common Stock that may be acquired by the group upon the exercise of currently exercisable options and warrants.

                                  PROPOSAL 1
                       APPROVAL AND RATIFICATION OF THE
                          PRIVATE PLACEMENT PROPOSAL

     The Company is seeking Stockholder approval and ratification, for the purpose of rules 4460(i)(1)(D)(ii) and 4460(i)(1)(B) of the Nasdaq Stock Market, Inc. ("Nasdaq"), that are applicable in connection with the Company's issuance and sale of 20% or more of the Common Stock and 20% or more of the Company's voting power in connection with the private placement of (a) shares of Series D Stock and (b) shares of Series E Stock, in each case, including the issuance of any securities of the Company as dividends on or otherwise in respect of the Series D Stock and the Series E Stock in accordance with the terms thereof.

     The following summary of the provisions of: (1) the Preferred Stock Purchase Agreement, dated as of December 20, 1999 (the "Purchase Agreement"), between the Company and CII Ventures LLC, a Delaware limited liability company which is affiliated with Kohlberg Kravis Roberts & Co. L.P. ("CII Ventures");
(2) the Certificate of Designation of Series and Determination of Rights and Preferences of the Series D Stock (the "Series D Certificate of Designation");
(3) the Certificate of Designation of Series and Determination of Rights and Preferences of the Series E Stock (the "Series E Certificate of Designation" and, collectively with the Series D Certificate of Designation, the "Certificates of Designation"); (4) the Stockholders Agreement dated as of February 9, 2000, among the Company, CII Ventures and the other Stockholders named therein (the "Stockholders Agreement"); and (5) the Voting Agreement dated as of December 20, 1999, among CII Ventures and the other Stockholders named therein (the "Voting Agreement"), is qualified in its entirety by reference to, and should be read in conjunction with, such documents. Copies of the Purchase Agreement, the Series D Certificate of Designation, the form of Series E Certificate of Designation, the Stockholders Agreement and the Voting Agreement are attached hereto as Exhibits A, B, C, D and E, respectively.

Summary

     Pursuant to the Purchase Agreement, the Company agreed to issue to CII Ventures and CII Ventures agreed to purchase from the Company a total of 7,142,857 shares of Series D Stock at a purchase price of $14 per share. In addition, the Company granted CII Ventures an option to purchase up to 7,142,857 shares of Series E Stock at a purchase price of $14 per share (the "Option"). The Option is exercisable for a period of one year from the date of the approval of the Preferred Stock Proposal. On December 20, 1999, the Company's Board unanimously approved the terms of the transactions described in the Purchase Agreement (including the issuance of the Series D Stock, the grant of the Option and the issuance of Series E Stock upon the exercise, if any, of the Option) and the Stockholders Agreement (collectively, the "Transaction").

     On February __, 2000, the Company issued 5,276,622 shares of Series D
Stock to CII Ventures, which are currently convertible into 4,477,134 shares of our Common Stock (or 19.9% of the shares of our outstanding Common Stock prior to the closing of the Transaction) (the "Initial Closing"). The issuance of the remainder of the Series D Stock (1,866,235 shares) and the issuance of the Series E Stock (if CII Ventures exercises the Option), are subject to the approval of the Company's Stockholders as required by the Nasdaq Rules (as defined below).

Reason For Request For Ratification

     The Common Stock is listed on the Nasdaq National Market. Nasdaq Rule 4460(i)(1)(D)(ii) ("Nasdaq 20% Rule") requires stockholder approval prior to the issuance of securities under certain circumstances, including in connection with a transaction (other than a public offering) involving the sale or issuance by the Company of Common Stock, or securities convertible into or exercisable for Common Stock, equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before such issuance at a price (or in the case of convertible securities, a conversion price) less than the greater of the book or market value of the Common Stock. Additionally, Nasdaq Rule 4460(i)(1)(B) (the "Nasdaq Control Rule") requires stockholder approval of the issuance of securities by the Company that would result in a change of control of the Company. Although CII Ventures will hold only approximately 20.1% of the Company's voting power as a result of the purchase of Series D Stock (approximately 32.6% if CII Ventures exercises the Option), and although the Company does not believe that any change of control (whether for purposes of the Nasdaq Control Rule or otherwise) is occurring as a result of such transactions, there is no concrete test to determine the amount of securities that the Company may issue to a person without triggering the Nasdaq Control Rule. Depending on the facts and circumstances, the issuance by the Company of securities representing less than a majority of the Company's voting power may result in a change of control of the Company under the Nasdaq Control Rule. The Company is seeking Stockholder approval and ratification of the issuance of the Series D Stock and Series E Stock pursuant to the Purchase Agreement (including any securities of the Company issued as dividends or otherwise in respect of the Series D Stock and Series E Stock in accordance with the terms thereof) in order to ensure compliance with the Nasdaq 20% Rule and the Nasdaq Control Rule (collectively, the "Nasdaq Rules"). Stockholder approval of the Transaction is not otherwise required as a matter of Delaware law or other applicable laws or rules or by the Company's Certificate of Incorporation or Bylaws.

     Pursuant to the Purchase Agreement, the Company has agreed to issue a total of 7,142,857 shares of Series D Stock to CII Ventures at a purchase price of $14 per share (5,276,622 of which were purchased by CII Ventures on [February] __, 2000). In addition, the Company granted CII Ventures the Option to purchase 7,142,857 shares of Series E Stock at an exercise price of $14 per share. Each share of Series D Stock is currently convertible (at a conversion price of $16.50 per share) into approximately 0.8484 of a share of Common Stock, or a total of 6,060,606 shares of Common Stock, subject to antidilution adjustments. Each share of Series E Stock, upon issuance, is currently convertible (at a conversion price of $20.00 per share) into 0.7 of a share of Common Stock, or a total of 5,000,000 shares of Common Stock, subject to antidilution adjustments. As of the date of the Purchase Agreement, the Series D Stock and Series E Stock would be convertible into approximately 32.6% of the Company's issued and outstanding shares of Common Stock. Dividends on the Series D Stock and Series E Stock are payable in additional shares of Series D Stock and Series E Stock, respectively. On December 20, 1999, the effective date of the Purchase Agreement, and February __, 2000, the date on which the Initial Closing occurred, the closing price of our Common Stock was $20.00 and $_____ per share, respectively, on the Nasdaq National Market. The book value of our Common Stock on December 31, 1999 was $8.35 per share.

Terms Of the Series D Stock and Series E Stock

     Amount. The Company has authorized a total of 9,620,393 shares of Series D Stock and 9,620,393 shares of Series E Stock (including, in each case, 2,477,536 shares currently reserved for payment of dividends on such shares). The Company has also agreed to reserve 5,000,000 additional shares of Preferred Stock following Stockholder approval of the Preferred Stock Proposal. In the event the foregoing shares reserved for issuance are at any time insufficient to permit the payment of dividends, as described below, the Company has agreed to reserve for issuance additional shares of Preferred Stock.

     Ranking. The Series D Stock and Series E Stock rank, as to dividends and rights upon liquidation, dissolution or winding up, (1) senior to the Common Stock, (2) on a parity with each other, and (3) junior to the Series C Stock.

     Dividends. The holders of shares of Series D Stock and Series E Stock are entitled to receive dividends when, as and if declared by the Board out of funds legally available therefor. Dividends are cumulative and payable in additional shares of Series D Stock and Series E Stock, respectively, at an annual rate equal to 6% of the sum of $14 plus all compounded accrued and unpaid dividends, as adjusted for stock dividends, stock combinations or similar events.

     In addition, when and if the Board declares dividends on the Common Stock, holders of Series D Stock and Series E Stock are entitled to receive the amount of dividends as would have been payable to such holders if such shares had been converted into Common Stock.

     Conversion at Option of Holder. Each share of Series D Stock is convertible, in whole or in part, at the option of the holder thereof, into shares of Common Stock at an initial conversion rate of approximately 0.8484 shares of Common Stock for each share of Series D Stock, subject to adjustment for certain capital events, including dilutive issuances of capital stock. Each share of Series E Stock is convertible, in whole or in part, at the option of the holder thereof, into shares of Common Stock at an initial conversion rate of
0.7 of a share of Common Stock for each share of Series E Stock, subject to adjustment for certain capital events, including dilutive issuances of capital stock.

     Conversion at Option, of Company. Commencing five years following the date of initial issuance, the Company may, upon 60 days' notice, cause all of the outstanding shares of Series D Stock and/or Series E Stock to be converted into shares of Common Stock at the then effective conversion ratio.

     Liquidation Rights. Upon any liquidation, dissolution or winding up of the Company, the holders of Series D Stock and Series E Stock are entitled to a liquidation preference (together with other parity securities, but after payment of amounts due in respect of the Series C Stock and any other securities ranking senior to the Series D Stock and Series E Stock) for each share of Series D Stock and Series E Stock in an amount equal to the greater of (1) the sum of $14 plus compounded, accrued but unpaid dividends (in each case, as adjusted for stock dividends, stock combinations or similar events) or (2) the amount that would have been payable if the holders had converted their shares (including accrued but unpaid dividends thereon) into shares of Common Stock.

     Voting Rights. Each holder of Series D Stock and Series E Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which all of such holder's Series D Stock or Series E Stock, as the case may be, are convertible, with respect to all matters submitted for stockholder approval. Except as provided by law or by the express terms of the Series D Stock and Series E Stock, holders vote together with holders of the Common Stock as a single class.

     For so long as CII Ventures and its affiliates own a majority of the outstanding shares of Series D Stock and Series E Stock and CII Ventures is entitled to comparable rights under the Stockholders Agreement (see "Other Terms of the Transaction - Corporate Covenants"), the approval of the holders of at least a majority of the Series D Stock and Series E Stock (the "Special Preferred Shareholder Vote"), voting together as a single class, shall be required to take certain actions including:

     . the authorization or issuance of additional equity securities, other than certain exempt issuances,

     . any merger or consolidation with, or acquisition of, another entity, subject to certain exceptions, and any "change of control" of the Company (as such term is defined in the Certificates of Designation),

     . certain redemptions of capital stock for an aggregate purchase price in excess of $10 million,

     . any sale of a subsidiary's securities to a third party (other than the Company or another wholly owned subsidiary of the Company),

     . any sale or other transfer of the Company's technology or other intellectual property other than in the ordinary course of business, and

     . entering into any arrangement or contract to take any of the foregoing actions.

     In addition, for so long as any shares of Series D Stock or Series E Stock are outstanding, the Special Preferred Shareholder Vote shall be required to take any of the following actions:

     . any amendment, alteration or change to the terms of the Series D Stock or Series E Stock which adversely affects such shares,

     . any increase or decrease in the total number of authorized or issued shares of Series D Stock or Series E Stock,

     . any amendment or repeal of the Certificate of Incorporation or the Company's bylaws that adversely affects the holders of Series D Stock or Series E Stock, and

     . entering into any arrangement or contract to take any of the foregoing actions.

     In addition: (1) if the Company fails to pay any dividend on the Series D Stock or Series E Stock or make any required redemption or liquidation payment thereon for a period of 5 days; (2) if the Company fails to perform in any material respect certain specified material covenants contained in the Purchase Agreement and the Stockholder Agreement for a period of 30 days following notice; (3) if the Company breaches certain material representations and warranties in the Purchase Agreement; (4) upon the Company's bankruptcy, receivership, assignment for the benefit of creditors or liquidation, which in the case of any involuntary proceeding, has not been discharged or stayed within 60 days; or (5) upon the acceleration of any third party obligations or unsatisfied judgments in excess of $500,000 of, by or on behalf of the Company, which obligations are not satisfied, discharged or stayed within 30 days, then the holders of the Series D Stock and Series E Stock, voting as a single class, will have the right to elect a majority of the Board, and thus will be in control of the Board until such time as the Company cures any such default.

     Redemption. Upon the occurrence of a "mandatory redemption event" (as defined in the Certificates of Designation) holders of a majority of the Series D Stock or Series E Stock may, at their option, require the Company to redeem all outstanding shares of Series D Stock or Series E Stock, respectively. The redemption price will equal the greater of (1) the sum of $14 plus compounded, accrued and unpaid dividends thereon, as adjusted for stock splits, stock combinations and similar events, and (2) the fair market value of the shares of Common Stock into which the Series D Stock or Series E Stock (as applicable) may then be converted. Mandatory redemption events include:

     . the date five years following the date of initial issuance (provided that the holders must elect, within 60 days of such date, to have their shares redeemed),

     .    a change of control of the Company,

     . the sale or other transfer of all or substantially all of the Company's assets, and

     . the events of default described under the last paragraph of "-Voting Rights" above.

Other Terms of the Transaction

     Corporate Governance. Pursuant to the Stockholders Agreement, the Company's Board was expanded at the Initial Closing from six persons to eight persons, and CII Ventures appointed two designees to the Board. If CII Ventures exercises the Option, the Company will be required to increase the Board to nine persons and CII Ventures will be entitled to appoint a third designee.

     In addition to any other Board or Stockholder action that may be required, the written consent of at least one Director-designee of CII Ventures (an "Investor Director") will be required to take certain actions, including:

     .    related party transactions,

     . removal of the Company's chief executive officer, president or any executive vice president and the appointment of any successor thereto,

     . approval or modification of material employment agreements or compensation plans or arrangements,

     . any change in the size or composition of the Company's Board of Directors,

     . the authorization or issuance of additional equity securities, other than certain exempt issuances,

     . any merger or consolidation with, or acquisition of, another entity, subject to certain exceptions, and any change of control of the Company,

     . certain redemptions of capital stock for an aggregate purchase price in excess of $10 million,

     . any sale of a subsidiary's securities to a third party (other than the Company or another wholly owned subsidiary of the Company),

     . any sale or other transfer of the Company's technology or other intellectual property, other than in the ordinary course of business,

     . any change in the amount of authorized Preferred Stock or any adverse change in the terms thereof, and

     . any amendment or repeal of the Company's Certificate of Incorporation or bylaws that adversely affects the holders of Series D Stock or Series E Stock.

     CII Ventures' right to designate directors will terminate as follows: (a) if it ceases to own at least 10% of the Company's Common Stock (determined with respect to securities owned by CII Ventures that are convertible into Common Stock on an as converted basis), it will cease to have the right to designate more than two directors; (b) if it ceases to own at least 5% of the Company's Common Stock (determined with respect to securities owned by CII Ventures that are convertible into Common Stock on an as converted basis), it will cease to have the right to designate more than one director; and (c) if it ceases to own at least the lesser of (1) 5% of the Company's Common Stock (determined with respect to securities owned by CII Ventures that are convertible into Common Stock on an as converted basis) and
(2) 20% of the number of shares of voting securities owned by CII Ventures on a fully diluted basis at the Initial Closing it will cease to have the right to designate any directors. CII Ventures' right to require the consent of at least one Investor Director to the actions listed above (other than those specified in the last two bullet points above which survive until no shares of Series D Stock and Series E Stock are outstanding) is also dependent on CII Ventures' continuing to own specified percentages of the Company's Common Stock.

     In addition, prior to obtaining Stockholder approval for the Transaction, the Company may not issue any equity securities without the approval of at least one Investor Director, other than certain exempt issuances.

     Transfer Restrictions. Pursuant to the Stockholders Agreement, certain significant Stockholders, including Ulysses G. Auger, II, the Company's Chairman of the Board and Chief Executive Officer, Ulysses G. Auger, Sr., a Director of the Company, William M. Caldwell, IV, the Company's President, and Chancery Lane L.P., have agreed to limit transfers of their shares of the Company's capital stock.

     Registration Rights. The Stockholders' Agreement grants holders of Series D Stock and Series E Stock demand and incidental registration rights with respect to the shares of Common Stock issuable upon the conversion of the Series D Stock and Series E Stock.

     Equity Purchase Rights. Under the Stockholders' Agreement, CII Ventures has the right to purchase its pro rata portion of new equity securities issued by the Company, other than certain exempt issuances.

     Standstill. Pursuant to the Stockholders Agreement, CII Ventures and its affiliates have agreed not to acquire additional voting securities in the Company if such acquisitions would increase CII Ventures' ownership percentage above a specified threshold, subject to certain exceptions, until February __, 2005.

     Transaction Fee. At the Initial Closing the Company paid Kohlberg Kravis Roberts & Co. L.P. ("KKR"), an affiliate of CII Ventures, a transaction fee in the amount of $2 million. In connection with any future issuances of Series E Stock pursuant to the Purchase Agreement, the Company will be obligated to pay KKR a transaction fee equal to the product of $2 million times a fraction, the numerator of which is the purchase price for such shares paid by CII Ventures and the denominator of which is $100 million.

Impact of the Private Placement on Existing Stockholders

     The holders of the Series D Stock and Series E Stock will have certain rights which are senior to those of the holders of our Common Stock.

     Stockholders should consider the following factors in determining whether to vote for the Private Placement Proposal:

     . The issuance of the Series D Stock and Series E Stock, the ability of the holders of such shares to convert their shares into Common Stock, and the conversion price reset provisions of the Series D Stock and Series E Stock, may impact the trading patterns and adversely affect the market price of the Common Stock.

     . The holders of Series D Stock and Series E Stock will have a claim against the Company's assets senior to the holders of Common Stock in the event of the Company's liquidation or bankruptcy.

     . The holders of Series D Stock and Series E Stock will be entitled to receive certain preferred dividends out of funds legally available therefor. The payment of these preferred dividends will take priority over the payment of dividends, if any, on the Company's Common Stock.

     . Stockholders are subject to the risk of substantial dilution to their interests which may result from the issuance of shares of Common Stock upon conversion of the Series D Stock and Series E Stock. As a result of the issuance of such Common Stock, the current Stockholders will own a smaller percentage of the outstanding Common Stock of the Company. In addition, certain events triggering the anti-dilution provisions of the Series D Stock and Series E Stock reducing the conversion price will cause an increase in the number of shares of Common Stock issuable upon conversion of the Series D Stock and Series E Stock.

     . The holders of Series D Stock and Series E Stock will have other substantial rights and preferences described in this Proxy Statement, including the right to veto certain corporate transactions, even those that are authorized by the Board or approved by the holders of Common Stock. These rights may give the holders of the Series D Stock and Series E Stock the ability to influence the Company's management and may prevent transactions that holders of Common Stock deem beneficial.

     . All shares of Common Stock issuable upon conversion of the Series D Stock and Series E Stock will be entitled to certain demand and incidental regulation rights. Consequently, if such shares are registered, such shares will be freely transferable without restriction under the Securities Act of 1933, as amended (but may be subject to the short-swing profit rules and other restrictions under the Exchange Act). Such free transferability could materially and adversely affect the market price of our Common Stock.

     No Appraisal Rights

          Under Delaware law, Stockholders are not entitled to appraisal rights with respect to the Private Placement Proposal.

     Required Vote

          The affirmative vote of the Stockholders having a majority of the voting power of all shares present, in person or by proxy, and entitled to vote at the Meeting, voting as a single class, is required to approve and ratify the Private Placement Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL AND RATIFICATION OF THE PRIVATE PLACEMENT PROPOSAL.


                                  PROPOSAL 2
               AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
            CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
                     AUTHORIZED SHARES OF PREFERRED STOCK

     The Company's Certificate of Incorporation provides that the Company is authorized to issue two classes of stock, consisting of 100,000,000 shares of Common Stock and 25,000,000 shares of Preferred Stock. On __________, 2000, the Board unanimously adopted an amendment (the "Proposed Certificate Amendment") to
Article IV of the Certificate of Incorporation, subject to Stockholder approval, to increase the authorized number of shares of Preferred Stock to 50,000,000 shares.

     The Proposed Certificate Amendment does not change the authorized number of shares of the Company's Common Stock. The Board unanimously recommends that the Stockholders of the Company approve the Proposed Certificate Amendment. The text of the Proposed Certificate Amendment is attached to this Proxy Statement as Exhibit A and is incorporated herein by this reference.

The Company's Current Preferred Stock

     As of ________, 2000, the Company's 25,000,000 authorized shares of Preferred Stock was divided into the following five series: (1) 2,827,168 shares of Series A Preferred Stock, none of which remained issued and outstanding; (2) 1,119,679 shares of Series B Preferred Stock, none of which remained issued and outstanding; (3) 125,000 shares of the Company's Series C Preferred Stock, all of which were issued and outstanding; (4) 9,620,393 shares of Series D Stock, of which 5,276,622 shares were issued and outstanding; and (5) 9,620,393 shares of Series E Stock, none of which are issued and outstanding. All previously issued and outstanding shares of Series A Stock and Series B Preferred Stock, the terms of which were fixed in connection with previous transactions, have been converted into Common Stock pursuant to their terms.

Purpose and Effect of the Amendment

     Prior to the Transaction, the Company designated 2,827,168 shares of Preferred Stock as Series A Preferred Stock, 1,119,679 shares as Series B Preferred Stock and 125,000 as Series C Preferred Stock, leaving a total of 20,928,153 shares of Preferred Stock authorized for future issuances. In connection with the Transaction, the Company has designated 9,620,393 shares of Preferred Stock as Series D Stock and 9,620,393 shares as Series E Stock, which amounts include shares of Series D Stock and Series E Stock issuable as dividends upon outstanding Series D Stock and Series E Stock, respectively. Upon the issuance of all such shares of Series D Stock and Series E Stock, the Company would have only 1,687,367 shares of Preferred Stock available for future issuances (excluding additional shares of Series D Stock and Series E Stock that may be issued as dividends).

     The principal purpose of the Proposed Certificate Amendment is to authorize additional shares of Preferred Stock which will be available in the event the Board determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire another company or its business or assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees, officers or directors or to pursue other matters. As of the date of this Proxy Statement, the Board has no agreement, arrangement or intention to issue any of the shares for which approval is sought, except as described under Proposal 1 above. If the Proposed Certificate Amendment is approved by the Stockholders, the Board does not intend to solicit further Stockholder approval prior to the issuance of any additional shares of Preferred Stock, except as may be required by applicable law, Nasdaq or other applicable stock exchange requirements or the terms of any series of outstanding shares of Preferred Stock, and the terms of such Preferred Stock will have the terms determined by the Board.

Potential Effect of Proposed Certificate Amendment on Holders of Common Stock

     The holders of Common Stock do not have any preemptive or similar rights to purchase any shares of Preferred Stock. Although the increase in the authorized number of shares of Preferred Stock will not, in and of itself, have any immediate effect on the rights of the holders of shares of Common Stock, the issuance of shares of one or more series of Preferred Stock could, depending on the nature of the rights and preferences granted to a newly issued series of Preferred Stock, affect the holders of shares of Common Stock in a number of respects, including the following:

     . By diluting the voting power of the holders of Common Stock, to the extent that a new series of Preferred Stock has voting rights;

     . By reducing the amount otherwise available for payment of dividends on Common Stock, to the extent dividends are payable on shares of a new series of Preferred Stock ;

     . By restricting the payment of dividends on Common Stock, to the extent of any dividend restrictions set forth in the terms of a new series of Preferred Stock;

     . By diluting the market price of the Common Stock, to the extent that a new series of Preferred Stock provides for the conversion of such Preferred Stock into Common Stock at prices that could be (either initially or subject to anti-dilution or other adjustment provisions) below the fair market value of the Common Stock;

     . By reducing the amount otherwise available for payment upon liquidation of the Company to holders of Common Stock, to the extent of any liquidation preference on a new series of Preferred Stock; and

     . By diluting the earnings per share and book value per share of outstanding shares of Common Stock and Preferred Stock.

     In addition, although the Proposed Certificate Amendment is not motivated by takeover concerns and is not considered or intended by the Board to be an antitakeover measure, the availability of additional authorized shares of Preferred Stock could enable the Board to make more difficult, discourage or prevent an attempt by a person, group or entity to obtain control of the Company by a merger, tender offer, proxy contest or other means. For example, the Board could issue shares of Preferred Stock defensively into friendly hands or upon friendly terms in response to a takeover attempt. Such issuances could deter the types of transactions which may be proposed or could discourage or limit the participation of Common Stock in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the stockholders, and could enhance the ability of officers and directors to retain their positions. The Company has previously adopted certain other measures that may have the effect of discouraging or delaying unsolicited takeover attempts and making removal of incumbent management more difficult. However, the Board is not aware of any present attempt to take over control of the Company, and the Board has no present intention to use the Preferred Stock in order to impede a takeover attempt.

Implementing Proposed Certificate Amendment

     If approved by the Stockholders at the Meeting, the Proposed Certificate Amendment will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Although the Board intends to file a Certificate of Amendment as soon as practicable following the date of the Meeting, if, in the judgment of the Board, any circumstances exist which would make consummation of the Proposed Certificate Amendment inadvisable, then, in accordance with Delaware law and notwithstanding approval of the Proposed Certificate Amendment by the Stockholders, the Board may abandon the Proposed Certificate Amendment, either before or after approval and authorization thereof by the Stockholders, at any time prior to the effectiveness of the filing of the Certificate of Amendment.

No Appraisal Rights

     Under Delaware law, Stockholders are not entitled to appraisal rights with respect to the Proposed Certificate Amendment.


Required Vote

     The affirmative vote of the Stockholders having a majority of the voting power of all outstanding shares of the Company's capital stock, entitled to vote at the Meeting, voting together as a single class, is required to approve the Proposed Certificate Amendment.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO ARTICLE IV OF THE CERTIFICATE OF INCORPORATION.

                               OTHER INFORMATION

     The Board is not aware of any other matters, except for those incident to the conduct of the Meeting, that are to be presented to Stockholders for formal action at the Meeting. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the proxy included herewith to vote such proxy in accordance with their judgment.


                                     By Order of the Board of Directors

================================================================================

                       PREFERRED STOCK PURCHASE AGREEMENT


                                    between

                              CAIS INTERNET, INC.

                                      and

                                CII VENTURES LLC


                         dated as of December 20, 1999


================================================================================

                               TABLE OF CONTENTS



                                                                                          Page
ARTICLE I     AGREEMENT TO SELL AND PURCHASE............................................... 1
SECTION 1.1.  Authorization of Shares...................................................... 1
SECTION 1.2.  Sale and Purchase............................................................ 2
SECTION 1.3.  The Option................................................................... 2

ARTICLE II    CLOSING, DELIVERY AND PAYMENT................................................ 3
SECTION 2.1.  Closing...................................................................... 3
SECTION 2.2.  Delivery..................................................................... 3
SECTION 2.3.  Adjustments.................................................................. 3

ARTICLE III   REPRESENTATIONS AND WARRANTIES OF THE COMPANY................................ 4
SECTION 3.1.  Organization, Good Standing and Qualification................................ 4
SECTION 3.2.  Subsidiaries................................................................. 4
SECTION 3.3.  Capitalization; Voting Rights................................................ 5
SECTION 3.4.  Authorization; Binding Obligations........................................... 6
SECTION 3.5.  SEC Reports; Financial Statements............................................ 7
SECTION 3.6.  Undisclosed Liabilities...................................................... 7
SECTION 3.7.  Agreements; Action........................................................... 8
SECTION 3.8.  Obligations to Related Parties............................................... 8
SECTION 3.9.  Changes...................................................................... 9
SECTION 3.10.  Title to Properties and Assets; Liens, Condition, Etc....................... 9
SECTION 3.11.  Intellectual Property.......................................................10
SECTION 3.12.  Compliance with Law; Other Instruments......................................11
SECTION 3.13.  Litigation..................................................................11
SECTION 3.14.  Tax Matters.................................................................12
SECTION 3.15.  Employees...................................................................12
SECTION 3.16.  Environmental and Safety Laws...............................................13
SECTION 3.17.  Offering Valid..............................................................13
SECTION 3.18.  Employee Benefit Plans......................................................13
SECTION 3.19.  Permits.....................................................................14
SECTION 3.20.  Year 2000 Compliance........................................................15
SECTION 3.21.  No Broker...................................................................15
SECTION 3.22.  Disclosure..................................................................15

ARTICLE IV    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER..............................15
SECTION 4.1.  Requisite Power and Authority................................................15
SECTION 4.2.  Investment Representations...................................................16
SECTION 4.3.  Litigation...................................................................16


SECTION 4.4.  No Broker................................................................    16

ARTICLE V     COVENANTS OF THE COMPANY.................................................    17
SECTION 5.1.  Ordinary Course of Business..............................................    17
SECTION 5.2.  Access...................................................................    19
SECTION 5.3.  Key Person Life Insurance; D&O Insurance.................................    19
SECTION 5.4.  Use of Proceeds..........................................................    19
SECTION 5.5.  Efforts..................................................................    19
SECTION 5.6.  Notification of Certain Matters..........................................    19
SECTION 5.7.  Reservation of Shares....................................................    19
SECTION 5.8.  Regulatory and Other Authorizations; Notices and Consents................    20
SECTION 5.9.  Appointment of Directors.................................................    20
SECTION 5.10.  Stockholder Approval....................................................    21
SECTION 5.11.  Series C Convertible Preferred Stock....................................    21
SECTION 5.12.  IP Contracts............................................................    21
SECTION 5.13.  Transaction Fee.........................................................    21
SECTION 5.14.  Material Covenants......................................................    21
SECTION 5.15.  Issuance of Series E Preferred Stock....................................    22
SECTION 5.16.  Registration Rights.....................................................    22

ARTICLE VI    CONDITIONS TO CLOSING....................................................    22
SECTION 6.1.  Conditions to Purchaser's Obligation to Purchase the Shares..............    22
SECTION 6.2.  Conditions to Obligations of the Company.................................    25

ARTICLE VII   INDEMNIFICATION..........................................................    26
SECTION 7.1.  Survival of Representations and Warranties...............................    26
SECTION 7.2.  Indemnification..........................................................    26
SECTION 7.3.  Indemnification Amounts..................................................    27
SECTION 7.4.  Non-Exclusive Remedy.....................................................    27
SECTION 7.5.  Certain Limitations......................................................    28

ARTICLE VIII  MISCELLANEOUS............................................................    28
SECTION 8.1.  Other Definitions........................................................    28
SECTION 8.2.  Governing Law; Jurisdiction; Waiver of Jury Trial........................    29
SECTION 8.3.  Successors and Assigns; Assignment.......................................    29
SECTION 8.4.  Entire Agreement; Supersedes Prior Agreement.............................    29
SECTION 8.5.  Severability.............................................................    29
SECTION 8.6.  Amendment and Waiver.....................................................    29
SECTION 8.7.  Delays or Omissions......................................................    29
SECTION 8.8.  Notices..................................................................    30
SECTION 8.9.  Expenses.................................................................    31
SECTION 8.10.  Titles and Subtitles....................................................    31
SECTION 8.11.  Termination.............................................................    31
SECTION 8.12.  Counterparts; Execution by Facsimile Signature..........................    31

     Exhibits

     Exhibit A -- Certificate of Designation of the Series D Preferred Stock Exhibit B -- Certificate of Designation of the Series E Preferred Stock Exhibit C -- Amended and Restated Certificate of Incorporation of the
                  Company
     Exhibit D -- Form of Stockholders Agreement
     Exhibit E -- Bylaws of the Company
     Exhibit F -- Opinion of Counsel to the Company

                              CAIS INTERNET, INC.

                       PREFERRED STOCK PURCHASE AGREEMENT


          THIS PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is entered
                                                         ---------
into as of December 20, 1999, between CAIS INTERNET, INC., a Delaware corporation (the "Company"), and CII VENTURES LLC, a Delaware limited liability
                  -------
company, together with such Affiliates (as defined below) as it shall designate ("Purchaser").
  ---------


                                    RECITALS
                                    --------

          WHEREAS, the Company has authorized the sale and issuance of an aggregate of 9,620,393 shares of its Series D Convertible Participating Preferred Stock, par value $0.01 per share (the "Series D Preferred Stock",)
                                                  ------------------------
and 9,620,393 shares of its Series E Convertible Participating Preferred Stock, par value $0.01 per share (the "Series E Preferred Stock");
                                ------------------------

          WHEREAS, Purchaser initially desires to purchase 7,142,857 shares of Series D Preferred Stock and obtain an option to purchase up to an additional 7,142,857 shares of Series E Preferred Stock, on the terms and conditions set forth herein; and

          WHEREAS, the Company desires to issue and sell such shares of Series D Preferred Stock and grant such option to Purchaser on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:


                                  ARTICLE I

                        AGREEMENT TO SELL AND PURCHASE
                        ------------------------------

          SECTION 1.1  Authorization of Shares.  The Company has authorized (i)
                       -----------------------
the initial sale and issuance to Purchaser of 7,142,857 shares of Series D Preferred Stock (the "Firm Shares"), (ii) the issuance of up to 7,142,857
                      -----------
shares of Series E Preferred Stock (the "Option Shares" and, together with the
                                         -------------
Firm Shares, the "Shares") to be issued upon exercise of the Option (as defined
                  ------
below), (iii) the issuance of up to 2,477,536 shares of Series D Preferred Stock and 2,477,536 shares of Series E Preferred Stock to be paid as dividends on the Firm Shares and the Option Shares, respectively, and (iv) the issuance of shares of Common Stock to be issued upon conversion of the Shares (the "Conversion
                                                                 ----------
Shares").  The Firm Shares shall have the rights, preferences, privileges and
------
restrictions set forth in the Series D Certificate of Designation of the Company in the form attached hereto as Exhibit A (the "Series D Certificate of
                                               -----------------------
Designation"), the Option Shares shall have the rights, preferences, privileges
-----------
and restrictions set forth in the Series E Certificate of Designation of the Company in the form attached hereto as Exhibit B (the "Series E Certificate of
                                                       -----------------------
Designation" and, together with the Series D Certificate of Designation, the
-----------
"Certificate of Designation") and the Conversion Shares shall have the rights,
---------------------------
preferences, privileges and restrictions set forth in the Amended and Restated Certificate of Incorporation of the Company, as amended through the date hereof, attached hereto as Exhibit C (the "Restated Certificate").
                                   --------------------

          SECTION 1.2  Sale and Purchase.  Subject to the terms and conditions
                       -----------------
hereof, the Company hereby agrees to issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, the Firm Shares at a purchase price of $14.00 per Firm Share (the "Firm Share Price"). Subject to the terms and
                            ----------------
conditions hereof, the Company will issue and sell to Purchaser and Purchaser will purchase from the Company, at the Firm Share Price, (i) at the First Closing, 5,276,622 Firm Shares (the "Initial Firm Shares") and (ii) at the
                                     -------------------
Second Closing (as defined in Section 2.1), the remaining Firm Shares (the

"Subsequent Firm Shares").  To the extent that more than 5,276,622  shares may
-----------------------
be purchased at any time under the rules (the "NASD Rules") of the National
                                               ----------
Association of Securities Dealers, Inc. (the "NASD") without any action on the
                                              ----
part of the stockholders of the Company, Purchaser shall have the right (the

"Additional Purchase Option"), but not the obligation, at any time prior to the
---------------------------
receipt of the Stockholder Approval (as defined in Section 5.10) as it shall direct (i) to purchase any or all of the remaining Firm Shares that can be so purchased at such time (the "Additional Purchase Firm Shares") and (ii) to the
                             -------------------------------
extent that all of the Firm Shares have been purchased, to purchase such number of Option Shares that can be so purchased at such time (the "Additional Purchase
                                                             -------------------
Option Shares").
-------------

           SECTION 1.3  The Option.
                        ----------

          (a) In connection with the purchase of the Firm Shares, the Company hereby agrees to provide Purchaser, as of the date of the First Closing, with an irrevocable option (the "Option") to purchase up to 7,142,857 Option Shares at a
                         ------
purchase price of $14.00 per Option Share (the "Option Price").
                                                ------------

          (b) The Option may be exercised by Purchaser, at any time and from time to time up to four (4) times, commencing on the First Closing and ending on midnight of the date which is one (1) year after the later of (i) the date of the First Closing and (ii) the date of the receipt of the Stockholder Approval, for a number of Option Shares having an aggregate purchase price of not less than $25.0 million for each such exercise (other than any exercise where Purchaser purchases all remaining Option Shares). Pending receipt of the Stockholder Approval, the Option can be exercised any number of times and for any number of shares in accordance with the last sentence of Section 1.2.

          (c) In the event Purchaser wishes to exercise the Option, Purchaser shall send a written notice to the Company of its intention to exercise the Option, in whole or in part (an "Option Notice"), specifying the place, time and
                                 -------------
date ("Option Closing Date") of the closing of such purchase (an "Option
       -------------------                                        ------
Closing"), which date shall not be less than three business days from the date on which an Option Notice is delivered. In the event Purchaser wishes to exercise the Additional Purchase Option, Purchaser shall send a written notice to the Company of its intention to exercise the Additional Purchase Option, specifying the number of Firm Shares or Option Shares to be purchased and the place, time and date ("Additional Purchase Closing Date") of the closing of such
                       --------------------------------
purchase (an "Additional Purchase Closing").
              ---------------------------

                                  ARTICLE II

                         CLOSING, DELIVERY AND PAYMENT
                         -----------------------------

          SECTION 2.1  Closing.  The closing of the sale and purchase of the
                       -------
Firm Shares under this Agreement (the "First Closing") and the Subsequent Firm
                                       -------------
Shares (the "Second Closing" and, together with the First Closing, any
             --------------
Additional Purchase Closing and any Option Closing, each a "Closing") shall take
                                                            -------
place on the fifth business day after the satisfaction or waiver of the conditions set forth in Section 6, at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, or at such other time or place as the Company and Purchaser may mutually agree (such date for the purchase of the Initial Firm Shares is hereinafter referred to as the "First Closing Date"
                                                           ------------------
and such date for the purchase of the Subsequent Firm Shares is hereinafter referred to as the "Second Closing Date" and together with the First Closing
                    -------------------
Date and any Option Closing Date and any Additional Purchase Closing Date, each a "Closing Date").
   ------------

          SECTION 2.2  Delivery.  At each Closing, subject to the terms and
                       --------
conditions hereof, the Company will deliver to the Purchaser all of the Firm Shares to be purchased in accordance with Section 1.2 at such Closing or the Option Shares for which the Option has been exercised in accordance with Section 1.2, as the case may be, by delivery of a certificate or certificates evidencing the Shares to be purchased at such Closing, free and clear of any Encumbrances (other than those placed thereon by or on behalf of Purchaser), and the Purchaser will make payment to the Company of the aggregate purchase price therefor by wire transfer of immediately available funds to an account designated by the Company at least two business days prior to the applicable Closing Date.

          SECTION 2.3  Adjustments.  To the extent not reflected in the
                       -----------
adjustment provisions in the Certificate of Designation, the applicable purchase price and/or conversion price with respect to the Shares (and the nature of the securities or other property for which the Option or the Additional Purchase Option is exercisable or the Shares are convertible) shall be adjusted to reflect any stock splits, cash or noncash dividends, recapitalizations, mergers, combinations, distributions, issuances, reclassifications, exchanges, substitutions or other similar adjustments with respect to the capital stock of the Company, or sales of shares of capital stock below the applicable purchase price with respect to the Shares, in each case consistent with the adjustment provisions relating to the Shares in the applicable Certificate of Designation.


                                ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

          The Company hereby represents and warrants to Purchaser as follows:

          SECTION 3.1  Organization, Good Standing and Qualification.  Each of
                       ---------------------------------------------
the Company and its Subsidiaries (as defined below) is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of incorporation or formation, as the case may be, and has all requisite power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Stockholders Agreement in the form of Exhibit D attached hereto (the "Stockholders Agreement"), to consummate the transactions contemplated hereby
-----------------------
and thereby and to perform its obligations hereunder and thereunder. Each of the Company and its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation or other entity in all jurisdictions in which the character or location of its activities and of the properties owned or operated by it makes such qualification necessary. The Company has provided to Purchaser a complete and correct copy of the Restated Certificate and of its Bylaws, as amended through the date hereof, attached hereto as Exhibit E (the "Bylaws").
                          ------

          SECTION 3.2  Subsidiaries.  (a)  As used herein, "Subsidiary" means
                       ------------                         ----------
(i) any corporation of which a majority of the securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly, and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner. Schedule 3.2(a) accurately sets forth each Subsidiary of the Company, including its name, place of incorporation or formation, and if not wholly owned directly or indirectly by the Company, the record ownership as of the date of this Agreement of all capital stock or other equity interests issued thereby. All shares of capital stock or other equity interests of any Subsidiary directly or indirectly owned by the Company have been duly authorized and validly issued, are fully paid and nonassessable and are directly or indirectly owned by the Company free and clear of any Encumbrance and have not been issued in violation of, nor subject to, any preemptive, subscription or other similar rights. "Encumbrance" means any security interest, pledge,
                        -----------
mortgage, lien (statutory or other), charge, option to purchase, lease or otherwise acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement).

          (b) Except for the Subsidiaries and as set forth on Schedule 3.2(b), the Company does not own any capital stock, membership interests, security or other interest in any other Person (as defined in Section 8.1), and except as set forth on Schedule 3.2(b), neither the Company nor any of its Subsidiaries has any written, or to the knowledge of the Company, oral understanding or agreement to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

          SECTION 3.3  Capitalization; Voting Rights.  (a) As of December 17,
                       -----------------------------
1999, the capitalization of the Company consisted of the following:

          (i) 100,000,000 shares of Common Stock, par value $0.01 per share (the "Common Stock"), (1) 22,498,161 shares of which were issued and
           ------------
     outstanding, (2) 5,601,825 shares of which were reserved for future issuance to employees pursuant to outstanding stock options under the Stock Option Plans (as defined below), (3) 2,923,928 shares of which were reserved for future issuance upon the conversion of securities convertible into shares of Common Stock and (4) a number of shares of which are issuable as additional consideration in connection with the acquisitions of Atcom, Inc. ("Atcom") and Business Anywhere USA, Inc. ("Business
                      -----                                     --------
     Anywhere") pursuant to the express terms of the definitive merger
     --------
     agreements with respect thereto (the "Acquisition Shares"); and
                                           ------------------

          (ii) 25,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock") (less the sum of (x) 2,827,168 of which were
           ---------------
     designated Series A Preferred Stock, none of which were issued and outstanding and (y) 1,119,679 shares of which were designated Series B Preferred Stock, none of which were issued and outstanding), 125,000 of which were designated Series C Preferred Stock, 125,000 of which were issued and outstanding (the "Existing Preferred Stock").
                                  ------------------------

          Except upon the conversion or exercise of the securities described in clause (i) (3) or (i) (4), upon the exercise of options described in Schedule 3.3(c) or upon conversion of the Existing Preferred Stock, since December 17, 1999, no shares of Common Stock or Preferred Stock have been issued. The rights, preferences, privileges and restrictions of the Preferred Stock are as stated in the Restated Certificate and such other certificates of designations as have been delivered to Purchaser on or prior to the date hereof.

          (b)  All issued and outstanding shares of the Company's capital stock
(a) have been duly authorized and validly issued, (b) are fully paid and nonassessable, (c) were issued in compliance with all applicable state and federal laws concerning the issuance of securities and (d) were not issued in violation of, or subject to, any preemptive, subscription or other similar rights of any other Person.

          (c) The Company has delivered to Purchaser a copy of (i) the Company's Amended and Restated 1998 Equity Incentive Plan, (ii) Atcom's 1996 Stock Option/Stock Issuance Plan and (iii) each option agreement pursuant to which stock options have been granted outside of the plans described in clauses
(i) and (ii) above (collectively (i)-(iii) are hereinafter referred to as the

"Stock Option Plans").  Schedule 3.3(c) sets forth a true and complete summary
-------------------
of all options issued under the Stock Option Plans, including the holder, issue date, exercise price and vesting status of such option. Except as set forth on
Schedule 3.3(c), other than the 5,601,825 shares reserved for issuance upon the exercise of options outstanding under the Stock Option Plans, the stock options issued pursuant to the Stock Option Plans, outstanding warrants to purchase 1,673,928 shares of Common Stock, outstanding shares of Existing Preferred Stock convertible into 1,250,000 shares of Common Stock and the Acquisition Shares which may become issuable as additional consideration in connection with the acquisition of Atcom and Business Anywhere, and except as may be granted pursuant to this Agreement, there are no outstanding subscriptions, options, calls, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company or any Subsidiary of any of their securities, nor has the Company taken or agreed to take any action to issue or grant the same. Except as described in this Agreement or set forth on Schedule 3.3(c), (x) there are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any securities of the

Company or any voting or equity securities or interests of any Subsidiary, (y) there is no voting trust, proxy, stockholder or other agreements or understandings to which the Company or any of its Subsidiaries or, to the knowledge of the Company, any of its stockholders is a party or is bound with respect to the voting or transfer of the capital stock or other voting securities of the Company or any of its Subsidiaries and (z) there are no other subscriptions, options, calls, warrants or other rights (including registration rights, whether demand or piggyback registration rights), agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Company or any of its Subsidiaries to which the Company or any of its Subsidiaries is a party. Except as set forth on Schedule 3.3(c), the consummation of the transactions contemplated by this Agreement and the Stockholders Agreement will not trigger the anti-dilution provisions or other price adjustment mechanisms of any outstanding subscriptions, options, calls, warrants, commitments, contracts, preemptive rights, rights of first refusal, demands, conversion rights or other agreements or arrangements of any character or nature whatsoever under which the Company is or may be obligated to issue or acquire shares of any of its capital stock. The sale of the Shares (including Option Shares and Conversion Shares) is not and will not be subject to any preemptive rights, rights of first refusal, subscription or similar rights that have not been properly waived.

          (d) The Shares have been duly and validly authorized and the Conversion Shares have been duly and validly reserved for issuance and when the Shares, the Conversion Shares and any shares of Series D Preferred Stock or Series E Preferred Stock issued as a dividend on the Shares are issued in accordance with the provisions of this Agreement and the Certificate of Designation or the Restated Certificate, as the case may be, such shares will be duly authorized, validly issued, fully paid and nonassessable will be delivered to Purchaser free and clear of all Encumbrances (other than those placed thereon by or on behalf of Purchaser) and will have the rights, preferences, privileges and restrictions set forth in the Certificate of Designation or the Restated Certificate, as the case may be.

          SECTION 3.4  Authorization; Binding Obligations.  All corporate action
                       ----------------------------------
on the part of the Company, its officers, directors and stockholders necessary for the execution and delivery of this Agreement and the Stockholders Agreement, the consummation of the transactions contemplated hereby and thereby and the performance of all obligations of the Company hereunder and thereunder as of each Closing has been taken or will be taken prior to the First Closing, other than, with respect to the issuance of Subsequent Firm Shares and the Option Shares, the approval of a majority of the total votes cast by the holders of Common Stock. This Agreement and the Stockholders Agreement have been or will be duly executed and delivered by the Company. This Agreement and the Stockholders Agreement (assuming due execution and delivery by Purchaser) will be legal, valid and binding obligations of the Company enforceable against it in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

           SECTION 3.5  SEC Reports; Financial Statements.
                        ---------------------------------

          (a) The Company has filed with the U.S. Securities and Exchange Commission (the "SEC") all forms, reports, schedules, proxy statements
                 ---
(collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein and including all registration statements and prospectuses filed with the SEC in connection with the Company's initial public offering, the "SEC Reports") required to be filed by the Company
                              -----------
with the SEC since its initial public offering on May 20, 1999. As of its date of filing, each SEC Report complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange
                                                                      --------
Act"), or the Securities Act of 1933, as amended (the "Securities Act"), and the
---                                                    --------------
rules and regulations promulgated thereunder and none of such SEC Reports (including any and all financial statements included therein) contained when filed or (except to the extent revised or superceded by a subsequent filing with the SEC prior to the date hereof) contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (b) Each of the consolidated financial statements (including the notes thereto) included in the SEC Reports complied as to form, as of its date of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, has been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved
             ----
(except as may be indicated in the notes thereto) and fairly presents the consolidated financial position of Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended, subject (in the case of unaudited financial statements) to normal year-end adjustments and any other adjustments described therein or in the notes or schedules thereto which are not expected to be material.

          SECTION 3.6  Undisclosed Liabilities.  Except as set forth on Schedule
                       -----------------------
3.6 and except for liabilities included or reserved for in the audited consolidated balance sheet of the Company for the year ended December 31, 1998, included in its Registration Statement on Form S-1, as amended as of its effective date, SEC file number 333-72769 (the "Form S-1"), or the unaudited
                                                --------
consolidated balance sheet of the Company included in its Quarterly Report on Form 10-Q (the "10-Q") for the quarter ended September 30, 1999 (the "Balance
                ----                                                  -------
Sheet"), each as filed with the SEC, at December 31, 1998, neither the Company
-----
nor any Subsidiaries had, and since such date none of them has incurred, liabilities or any other obligations whatsoever that are material (individually or in the aggregate) to the Company and its Subsidiaries, taken as a whole, except current liabilities incurred in the ordinary course of business consistent with past practice subsequent to December 31, 1998.

           SECTION 3.7  Agreements; Action.
                        ------------------

          (a) Except as set forth on Schedule 3.7(a) or disclosed in the Form S-1, there are no contracts, agreements, understandings or proposed transactions between the Company or any Subsidiary and any of its officers, directors or Affiliates or any family member or Affiliate thereof that would be required to be disclosed pursuant to Item 404 of Regulation S-K of the SEC.

          (b) Attached hereto as Schedule 3.7(b) is a list of (i) all "material contracts" within the meaning of Item 601 of Regulation S-K of the SEC, (ii) all material contracts concerning Intellectual Property (as defined in Section 3.11) ("IP Contracts"), (iii) all contracts restricting the Company or any of its
  ------------
Subsidiaries from engaging in any line of business or competing with any Person or in any geographical area, or from using or disclosing any information in its possession, and (iv) all contracts restricting the payments of dividends upon, or the redemption or conversion of, the Shares (collectively, the "Contracts").
                                                                   ---------

          (c) Except as set forth on Schedule 3.7(c), neither the Company nor any of its Subsidiaries is, nor to the Company's knowledge is any other party to any Contract, in material default under, or in material breach or material violation of, any Contract and, to the knowledge of the Company, no event has occurred which, with the giving of notice or passage of time or both would constitute a material default by the Company or any other party under any Contract. Other than Contracts which have terminated or expired in accordance with their terms, each of the Contracts is in full force and effect and (assuming due execution and delivery by the counterparties thereto) is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

          SECTION 3.8  Obligations to Related Parties.  Except as disclosed in
                       ------------------------------
the Form S-1, there are no obligations of the Company or any Subsidiary to their respective officers, directors, stockholders, or employees or any family member or Affiliate thereof other than (a) for payment of salary for services rendered,
(b) reimbursement for reasonable expenses incurred on behalf of the Company or Subsidiary and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under the Stock Option Plans). Except as set forth on Schedule 3.8, neither the Company nor any Subsidiary is a guarantor or indemnitor of any indebtedness of any other Person. Except as disclosed in the Form S-1 or as set forth on Schedule 3.8, neither the Company nor any Subsidiary is indebted, directly or indirectly, to any of their respective officers, directors or stockholders or to any family member or Affiliate thereof, in any amount whatsoever, other than for normal travel advances or reimbursement for normal business expenses; and none of such officers, directors or stockholders or any family member or Affiliate thereof is indebted to the Company or any Subsidiary. Schedule 3.8 sets forth a description of all transactions since January 1, 1997, between the Company and any of its officers, directors and stockholders, and their respective spouses and children in which such persons had a direct or indirect material interest which are not disclosed in the Form S-1.

          SECTION 3.9  Changes.    (a) Except as set forth in the SEC Reports
                       -------
filed and publicly available prior to the date hereof, since December 31, 1998, no event, change or circumstance has occurred which has had, or would reasonably be expected to result in, individually or in the aggregate, a material adverse effect on the business, operations, properties, assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or on the ability of the parties hereto to perform their respective obligations under this Agreement and the Stockholders Agreement and to consummate the transactions contemplated hereby and thereby (a "Material Adverse
                                                                ----------------
Effect").
------

          (b) Except as set forth in the SEC Reports filed and publicly available prior to the date hereof, since December 31, 1998, the Company and its Subsidiaries have carried on their respective businesses only in the ordinary and usual course consistent with their past practices.

          (c) Except as disclosed on Schedule 3.9(c) or in the SEC Reports filed and publicly available prior to the date hereof, since December 31, 1998, the Company has not taken any action or omitted to take any action and there has not occurred any event which, if it had taken place following the date hereof and prior to the First Closing, would not have been permitted by Section 5.1 of this Agreement without the prior consent of the Purchaser.

          (d) Except as disclosed on Schedule 3.9(d) or in the SEC Reports filed and publicly available prior to the date hereof, since December 31, 1998, the Company has not engaged in any sale, assignment, disposition, conveyance, abandonment, transfer or license, and no event has occurred causing the invalidation or cancellation, in whole or in part, of the Intellectual Property.

          SECTION 3.10 Title to Properties and Assets; Liens, Condition, Etc.
                       ------------------------------------------------------
The Company and each of its Subsidiaries have good and marketable title to their respective properties and assets, and good title to their respective leasehold estates, in each case subject to no Encumbrance, other than (i) liens for current taxes not yet due and payable, (ii) possible minor Encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company and its Subsidiaries, and which have not arisen other than in the ordinary course of business and
(iii) Encumbrances relating to vendor or installation purchases, so long as such Encumbrances extend only to the properties or other assets whose purchase was so financed. The Company and each of its Subsidiaries are in compliance with all material terms of each lease to which they are a party or are otherwise bound. All material properties, equipment and systems of the Company and its Subsidiaries are in good repair, working order and condition and are in material compliance with all applicable standards and rules imposed (a) by any governmental agency or authority in which such properties, equipment and systems are located, and (b) under any agreements with customers.

          SECTION 3.11 Intellectual Property.  (a)  Schedule 3.11(a) contains a
                       ---------------------
complete and accurate list of, with respect to all Intellectual Property owned, held or used by the Company or any of its Subsidiaries ("Company IP"), all
                                                         ----------
patents, registrations or applications, all material unregistered Intellectual Property and all IP Contracts.

          (b) Except as set forth on Schedule 3.11(b), the Company and its Subsidiaries have (i) recorded their current interests in, and status with respect to, all Company IP (and all Encumbrances related thereto) with all applicable governmental authorities; and (ii) not granted to any third party, by way of IP Contract or otherwise, any right or interest in any Company IP.

          (c) Except as set forth on Schedule 3.11(c), (i) the Company and its Subsidiaries own or have the valid right to use all the Intellectual Property necessary or desirable to conduct their businesses as currently conducted and consistent with past practice, free of all Encumbrances; (ii) all of the Company IP is valid, enforceable and unexpired, has not been abandoned, and to the Company's knowledge, does not infringe, impair or make unauthorized use of

("Infringe") the Intellectual Property of any third party and is not being
----------
Infringed by any third party; (iii) no Order or claim, action, suit, audit, assessment, arbitration or inquiry, or any proceeding or, to the Company's knowledge, investigation, by or before any governmental authority (an "Action")
                                                                       ------
is outstanding or pending, or to the Company's knowledge, threatened or imminent, that would limit or challenge the ownership, use, value, validity or enforceability of any Company IP; (iv) the Company and its Subsidiaries have taken all necessary steps to protect, maintain and safeguard the value, validity and their ownership of the Company IP, including without limitation any confidential Company IP, and have taken all actions, made all filings, paid all fees and executed all agreements that are appropriate in connection with the foregoing; (v) to the Company's knowledge, no employee of it or any of its Subsidiaries has, in connection with its provision of services thereto, breached any third-party contract with respect to Intellectual Property; (vi) the operation of the Company and its Subsidiaries' businesses does not use any Intellectual Property owned by any of its employees, except for same that has been assigned in writing to the Company; (vii) the Company and its Subsidiaries own exclusively all of the Intellectual Property listed on Schedule 3.11(a) as owned thereby, free of any claim by any third parties, including any current or former employees or independent contractors; and (viii) with respect to any patents or patent applications listed on Schedule 3.11(a), the Company and its Subsidiaries have the right to obtain a corresponding patent in all other countries in which they currently do business or propose to do business in the foreseeable future. For purposes of this Agreement, the term "Intellectual
                                                               ------------
Property" means all U.S. and foreign intellectual property, including without
--------
limitation (i) patents, inventions, discoveries, processes, designs, techniques, developments, technology, and related improvements, know-how and show-how, whether or not patented or patentable; (ii) copyrights and works of authorship in any media, including computer hardware, software, applications, systems, networks, databases, documentation and Internet site content; (iii) trademarks, service marks, trade names, brand names, corporate names, domain names, logos and trade dress; (iv) trade secrets, drawings, blueprints and all non-public, confidential or proprietary information, documents or materials; and (v) all registrations, applications and recordings related thereto.

          SECTION 3.12  Compliance with Law; Other Instruments.  Neither the
                        --------------------------------------
Company nor any of its Subsidiaries is in violation or default of (i) the Restated Certificate or Bylaws or the organizational documents of any Subsidiary or (ii) of any judicial or administrative judgment, decision, decree, order, settlement, injunction, writ, stipulation, determination or award (each, an "Order") or any statute, law, ordinance, rule or regulation (each, a "Law") and
------                                                                ---
has received no notice of, and to the knowledge of the Company, no investigation or review is in process or threatened by any governmental authority with respect to, any violation or alleged violation of any Order or Law except, in the case of any Order or Law, where such violation or default would not, in the aggregate, have a Material Adverse Effect. The execution, delivery and performance of this Agreement and the Stockholders Agreement, and the consummation of the transactions contemplated hereby and thereby, will not result in (a) (i) any violation, or be in conflict with or constitute a default (with or without notice or lapse of time or both) under the Restated Certificate or Bylaws or the organizational documents of any Subsidiary, (ii) any violation, or be in conflict with or constitute a default (with or without notice or lapse of time or both) under, any term or provision of, or any right of termination, cancellation or acceleration arising under any Contract or cause any liabilities or additional fees to be due thereunder or (iii) any violation under any Order or Law applicable to the Company or any of its Subsidiaries, its business or operations or any of its assets or properties or (b) result in the imposition of any Encumbrance on the business or material properties or assets of the Company or any of its Subsidiaries. None of the execution and delivery of this Agreement and the Stockholders Agreement, the consummation of the transactions contemplated hereby and thereby or the performance of the obligations of the Company hereunder and thereunder will result in the suspension, revocation, impairment, forfeiture or nonrenewal of any Permit applicable to the Company or any of its Subsidiaries, its business or operations or any of its assets or properties. "Permits" means all licenses, permits, orders, consents, approvals,
              -------
registrations, authorizations, qualifications and filings with and under all federal, state, local or foreign laws and governmental authorities and all industry or other non-governmental self-regulatory organizations.

          SECTION 3.13 Litigation.  Except as set forth on Schedule 3.13, there
                       ----------
is no Action pending, or to the Company's knowledge, currently threatened against the Company or any Subsidiary (including with respect to any Company Plan, as defined below) which, if adversely determined, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The foregoing includes, without limitation, Actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's or any Subsidiary's employees, their use in connection with the Company's or any Subsidiary's business of any Intellectual Property rights of their former employers, or their obligations under any agreements with prior employers. Neither the Company nor any Subsidiary is a party or subject to the provisions of any Order of any court or governmental authority. There is no Action by the Company or any Subsidiary currently pending or which the Company or any Subsidiary intends to initiate. Schedule 3.13 lists all material settlements of any Action entered into within the last five years to which the Company or any Subsidiary is party.

           SECTION 3.14  Tax Matters.
                         -----------

          (a) Except as set forth on Schedule 3.14(a), (i) all material Tax Returns that are required to be filed by or with respect to the Company and its Subsidiaries have been duly filed, (ii) all material Taxes of the Company and its Subsidiaries due and payable, whether or not shown on the Tax Returns referred to in clause (i), have been paid in full, (iii) the Tax Returns referred to in clause (i) have been audited by the Internal Revenue Service or the appropriate state, local or foreign taxing authority or the period for assessment of the Taxes in respect of which such Tax Returns were required to be filed has expired, (iv) all material deficiencies asserted or assessments made as a result of such examinations have been paid in full, (v) no material issues that have been raised by the relevant taxing authority in connection with the examination of any of the Tax Returns referred to in clause (i) are currently pending, (vi) no waiver of statutes of limitation have been given by or requested with respect to any Taxes of the Company or its Subsidiaries, (vii) there are no liens for Taxes on any asset of the Company or any of its Subsidiaries other than for current Taxes not yet due and payable, or if due,
(A) not delinquent or (B) being contested in good faith by appropriate proceedings, (viii) no consent has been filed relating to the Company or any of its Subsidiaries pursuant to Section 341(f) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ix) from its formation and until October 2,
                       ----
1998, the Company was a validly electing "S corporation" within the meaning of
Section 1361(a) of the Code and under the laws of the State of Delaware.

          (b) For purposes of this Agreement, the term (i) "Taxes" means all
                                                            -----
taxes, charges, fees, levies, penalties or other assessments imposed by any United States federal, state, local or foreign taxing authority, including, but not limited to, income, excise, property, sales and use, transfer, franchise, payroll, withholding, social security or other taxes, including any interest, penalties or additions attributable thereto, and (ii) "Tax Return" means any
                                                       ----------
return, report, information return or other document (including any related or supporting information) filed or required to be filed with any taxing authority with respect to Taxes.

          SECTION 3.15  Employees.  Neither the Company nor any of its
                        ---------
Subsidiaries has any collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the knowledge of the Company or any of its Subsidiaries, threatened with respect to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company or any of its Subsidiaries, nor does the Company or any of its Subsidiaries have a present intention to terminate the employment of any officer, key employee or group of key employees. No employee of the Company or its Subsidiaries is bound by any contract, agreement or covenant that would interfere or conflict with or restrict in any way its full provision of services thereto, including any of the foregoing relating to trade secrets, confidential information or other Intellectual Property.

           SECTION 3.16  Environmental and Safety Laws.
                         -----------------------------

          (a) Neither the Company nor any Subsidiary has failed to comply in any material respect with any Environmental Laws.

          (b) Neither the Company nor any Subsidiary has Released, generated or disposed of any Hazardous Substance in a manner which could reasonably be expected to give rise to a material liability under or relating to any Environmental Laws.

          (c) There is no claim under or relating to Environmental Laws pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or, to the knowledge of the Company, pending or threatened against any other Person whose liability for any environmental claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law. Except as would not reasonably be expected to give rise to a material liability under or relating to any Environmental Laws, no real property currently or formerly owned, operated or leased by the Company or any of its Subsidiaries has been impacted by any Release or threatened Release of any Hazardous Substance.

          (d)  For purposes of this Agreement, the term (i) "Environmental Laws"
                                                             ------------------
means all applicable federal, foreign, state, local or municipal Laws or Orders or other legally binding requirements relating to pollution or the protection of human health or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.,
Section 9601, et seq., as amended ("CERCLA"), the Resource Conservation and
                                    ------

Recovery Act, 42 U.S.C. Section 6901, et seq., as amended, the Clean Air Act, 42 U.S.C. Section 7401 et seq., as amended, the Clean Water Act, 33 U.S.C. Section et seq., the Toxic Substance Control Act, 15 U.S.C. Section 2601 et seq., and the Occupational Safety and Health Act, 29 U.S.C. Section 651, et seq.; (ii)

"Hazardous Substances" means any pollutant, contaminant, toxic substance,
---------------------
hazardous waste, hazardous material, or hazardous substance, or any oil, petroleum or petroleum product, each as defined or listed in, or classified pursuant to, any Environmental Laws or any other substance or force that could result in liability under any Environmental Laws; and (iii) "Release" means any
                                                             -------
spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing (including, without limitation, the abandonment or discarding of barrels, containers and other receptacles).

          SECTION 3.17  Offering Valid.  Assuming the accuracy of the
                        --------------
representations and warranties of the Purchaser contained in Section 4.2 hereof, the offer, sale and issuance of the Shares will be exempt from the registration requirements of the Securities Act and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

           SECTION 3.18  Employee Benefit Plans.
                         ----------------------

          (a) Schedule 3.18(a) contains a true and complete list of each "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), stock purchase,
                                                     -----
stock option, severance, employment, change-in-control, fringe benefit, bonus, incentive, deferred compensation and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which any employee or former employee of the Company or its Subsidiaries has any present or future right to benefits and under which the Company or its Subsidiaries has any present of future liability. All such plans, agreements, programs, policies and arrangements shall be collectively referred to as the "Company Plan".
           ------------

          (b) Each Company Plan has been established and administered in accordance with its terms, in all material respects, and in material compliance with the applicable provisions of ERISA, the Code and other applicable laws, rules and regulations and neither the Company nor any of its Subsidiaries has incurred any material tax, fine, lien, penalty or other liability imposed by ERISA, the Code or other applicable law, rule and regulations; and (ii) each Company Plan which is intended to be qualified within the meaning of Code section 401(a) has received a favorable determination letter and subsequent to that term nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification.

          (c) No Company Plan is (i) subject to Title IV of ERISA or (ii) a "multiemployer plan" (as such term is defined in section 3(37) of ERISA) and neither the Company nor any of its Subsidiaries has incurred any withdrawal liability or termination liability with respect to any such plan that remains unsatisfied. The Company has not engaged in, and is not a successor or parent corporation to any Person that has engaged in, a transaction described in
Section 4069 or 4212(c) of ERISA.

          (d) Except as set forth on Schedule 3.18(d), no Company Plan exists that could result in the payment to any present or former employee of the Company or its Subsidiaries of any money or other property or accelerate or provide any other rights or benefits to any present or former employee of the Company or its Subsidiaries as a direct result of the transaction contemplated by this Agreement, whether or not such payment would constitute a parachute payment within the meaning of Code section 280G; provided, however, that in no
                                                 --------  -------
event will the transactions contemplated by this Agreement and the Stockholders Agreement constitute a "change of control" for purposes of any outstanding options granted pursuant to the Stock Option Plans.

          SECTION 3.19  Permits.  The Company and its Subsidiaries hold all
                        -------
Permits necessary for the lawful conduct of their respective businesses as they are presently being conducted, except where the failure to so hold Permits would not have a Material Adverse Effect. All Permits are in full force and effect in all material respects. The Company and its Subsidiaries have complied in all material respects with the terms of the Permits and there are no pending modifications, amendments or revocations of any Permits. All fees due and payable from the Company or any of its Subsidiaries to governmental authorities or other third parties pursuant to the Permits have been paid. There are no pending or, to the knowledge of the Company, threatened, suits, actions, proceedings or, to the Company's knowledge, investigations with respect to the possible revocation, cancellation, suspension, limitation or nonrenewal of any Permits, and there has occurred no event which (whether with notice or lapse of time or both) could reasonably be expected to result in or constitute the basis for such a revocation, cancellation, suspension, limitation or nonrenewal thereof.

          SECTION 3.20  Year 2000 Compliance.  Except as set forth in Schedule
                        --------------------
3.20, all computer hardware, software, databases, automated systems and other computer and telecommunications equipment owned or licensed by the Company and/or its Subsidiaries ("Systems"), and all products and services designed,
                          -------
manufactured, distributed, offered or sold thereby ("Products"), can be used
                                                     --------
prior to, during and after the calendar year 2000 A.D., and will operate during each such time period, either on a stand-alone basis or by interacting or interoperating with third-party software (provided that such third-party software is Year 2000 Compliant), without material error relating to the processing, calculating, comparing, sequencing or other use of date-related data (the foregoing ability, "Year 2000 Compliant"). The Company and its
                        --------------------
Subsidiaries have made all necessary and appropriate contingency plans in the event of the non-Year 2000 Compliance of any of its Systems and/or Products, including plans to limit its potential liability to third parties, except where the failure to do so would not have a Material Adverse Effect. Except as set forth in Schedule 3.20, the Company and its Subsidiaries have timely complied in all material respects with all laws, statutes, rules, regulations and directives of all government, industry and regulatory authorities with respect to Year 2000 Compliance issues.

         SECTION 3.21 No Broker.  Except as set forth on Schedule 3.21, neither
                      ---------
the Company nor any of its Subsidiaries has employed any broker or finder, or incurred any liability for any brokerage or finders' fees or any similar fees or commissions in connection with the transactions contemplated by this Agreement.

          SECTION 3.22  Disclosure.  Neither this Agreement (including all
                        ----------
Exhibits and Schedules hereto) nor any of the other agreements or instruments contemplated to be executed and delivered by the Company in connection with this Agreement contain any untrue statement of material fact; and none of such documents omits to state any material fact necessary to make any of the representations, warranties or other statements or information contained therein not misleading.


                                ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                -----------------------------------------------

          Purchaser hereby represents and warrants to the Company as follows:

          SECTION 4.1  Requisite Power and Authority.  Purchaser has all
                       -----------------------------
requisite power and authority to execute and deliver this Agreement and the Stockholders Agreement, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. All action on Purchaser's part necessary for the execution and delivery of this Agreement and the Stockholders Agreement, the consummation of the transactions contemplated hereby and thereby and the performance of all obligations of Purchaser hereunder and thereunder as of each Closing has been or will be effectively taken prior to the First Closing. This Agreement and the Stockholders Agreement have been or will be duly executed and delivered by Purchaser. This Agreement and the Stockholders Agreement (assuming due execution and delivery by the Company) will be legal, valid and binding obligations of Purchaser, enforceable against it in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          SECTION 4.2  Investment Representations.  Purchaser acknowledges that
                       --------------------------
the Shares and the Conversion Shares have not been registered under the Securities Act or under any state securities laws. Purchaser (a) is acquiring the Shares and the Conversion Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, (b) is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the SEC, (c) acknowledges that the Shares and the Conversion Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from the registration requirements of the Securities Act is available and (c) represents that by reason of its business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement and the Stockholders Agreement. Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management. Purchaser has had an opportunity to ask questions of and receive answers from, officers of the Company. Purchaser understands that such discussions, as well as any other written information issued by the Company, were intended to describe certain aspects of the Company's business and operations, but were not an exhaustive description.

          SECTION 4.3  Litigation.  There is no Action pending, or to
                       ----------
Purchaser's knowledge, currently threatened against Purchaser which, if adversely determined, would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Purchaser to perform its obligations under this Agreement and the Stockholders Agreement and to consummate the transactions contemplated hereby and thereby.

          SECTION 4.4  No Broker.  Purchaser has not employed any broker or
                       ---------
finder, or incurred any liability for any brokerage or finders' fees or any similar fees or commissions in connection with the transactions contemplated by this Agreement.


                                  ARTICLE V

                           COVENANTS OF THE COMPANY
                           ------------------------

           SECTION 5.1  Ordinary Course of Business.
                        ---------------------------

          (a) Except as otherwise contemplated by the terms of this Agreement, during the period from the date of this Agreement to the First Closing Date (the "Pre-Closing Period"), the Company shall use commercially reasonable efforts to
 ------------------
preserve intact its and its Subsidiaries' current business organizations, keep available the services of their current officers and employees and preserve their relationships with customers, suppliers, licensors, licensees, advertisers, distributors and others having business dealings with them to the end that their goodwill and ongoing businesses shall be unimpaired.

          (b) Without limiting the generality of the foregoing, during the Pre-Closing Period, each of the Company and its Subsidiaries shall not, without the prior consent of Purchaser:

          (i) enter into any direct or indirect transaction by the Company or any of its Subsidiaries with an Affiliate of the Company or a family member or an Affiliate thereof or any entity in which an Affiliate has an interest as a director, officer, or greater than 5% stockholder (including without limitation, the purchase, sale, lease or exchange of any property, or rendering of any service or modification or amendment of any existing agreement or arrangement);

          (ii) (A) remove the chief executive officer or president (or, if there are no officers with such titles, the officers whose responsibility is executive oversight of the Company's and its Subsidiaries' operations) or any executive vice president, or appoint any person to fill a vacancy in any such office, or (B) approve any new, or modify any existing (x) material executive, officer and director compensation plans or agreements or (y) other material employee compensation or benefit plan, agreement or arrangement, offered by the Company or any of its Subsidiaries, including without limitation, any stock option plan;

          (iii)change the number of Directors or the composition or structure of the Board or any Board committee or establish any Board committees and appointments thereto;

          (iv) increase or decrease the total number of authorized or issued shares of Preferred Stock;

          (v) except (A) as consideration in any transaction of the type described in clause (vi) of this Section 5.1(b) which does not require the consent of Purchaser or to which Purchaser has consented and (B) for Common Stock issued upon the conversion or exercise of the Equity Securities described in clauses (2), (3) and (4) of Section 3.3(a)(i) of this Agreement in accordance with the terms of such Equity Securities, authorize, create (by way of reclassification or otherwise) or issue any Senior Securities, Parity Securities or Junior Securities (as each such term is defined in the Form of Certificate of Designation attached hereto as Exhibits B and C) or any Equity Securities (as defined in the Form of Stockholders Agreement attached hereto as Exhibit D);

          (vi) (A) merge or consolidate with or into any other Person, or acquire another Person, whether in a single transaction or series of related transactions, other than Exempt Acquisitions (as defined below) or
     (B) enter into any proposed transaction or series of related transactions involving a Change of Control (as defined in the Form of Stockholders Agreement attached hereto as Exhibit D) of the Company;

          (vii) redeem, acquire or otherwise purchase any share of Common Stock or Preferred Stock of the Company, unless, in the case of any Preferred Stock, such redemption, acquisition or purchase is required by the terms of such Preferred Stock or in the case of the warrant to purchase Common Stock issued pursuant to the First Amendment to the Master License Agreement, dated as of April 23, 1999, among the Company, CAIS, Inc., and Hilton Hotels Corporation (the "Hilton Warrant"), such redemption, acquisition or
                              --------------
     purchase is required by the terms of the Hilton Warrant;

          (viii)sell a Subsidiary's securities to any third party (other than the Company or any other wholly owned Subsidiary of the Company);

          (ix) amend, repeal or alter the Company's Restated Certificate of Incorporation or Amended and Restated By-Laws in a manner that adversely affects the holders of the Shares;

          (x) sell or transfer any of the Company's or its Subsidiaries' technology or other Intellectual Property, to any other Person, other than in the ordinary course of business; or

          (xi) enter into any arrangement or contract to do any of the foregoing.

          For purposes of this Section 5.1, an "Exempt Acquisition" means any
                                                ------------------
acquisition (whether through merger, consolidation or otherwise) (i) which has a purchase price (including any assumed indebtedness and valuing any non-cash consideration at its Fair Market Value (as defined in Section 3(c) of the Form of Certificate of Designation attached hereto as Exhibit A)) of less than 5% of the market capitalization (as reflected by the aggregate Fair Market Value of the outstanding Common Stock) of the Company as of the date of the execution of the definitive agreement relating thereto and (ii) which, together with all other Exempt Acquisitions, has an aggregate purchase price (including any assumed indebtedness and valuing any non-cash consideration at its Fair Market Value) of not more than $50.0 million (which amount, for the purposes of Section 5.1(b)(vi)(A) shall be measured from December 21, 1999).

          SECTION 5.2  Access.  During the Pre-Closing Period, the Company
                       ------
shall, and shall cause its Subsidiaries, officers, directors, employees, auditors and other agents to, (a) afford the officers, employees, auditors and other agents of Purchaser, during normal business hours reasonable access at all reasonable times to its officers, employees, auditors, legal counsel, properties, offices, plants and other facilities and to all books and records,
(b) furnish Purchaser with all financial, operating and other data and information as Purchaser, through its officers, employees or agents, may from time to time reasonably request and (c) afford Purchaser the opportunity to discuss the Company's affairs, finances and accounts with the Company's officers on a regular basis.

           SECTION 5.3  Key Person Life Insurance; D&O Insurance.
                        ----------------------------------------

          (a) During the Pre-Closing Period, the Company and Purchaser agree to use good faith efforts to obtain key person life insurance in such amounts and with respect to such persons as they shall mutually agree upon. A copy of any such policy will be provided by the Company to the Purchaser.

          (b) During the period that Purchaser has designees on the Board of Directors of the Company (the "Board"), the Company agrees to maintain Directors
                               -----
and Officers Insurance in the amount of $50 million.

          SECTION 5.4  Use of Proceeds.  The Company shall use the proceeds from
                       ---------------
the sale of the Shares for general corporate purposes and to fund working capital.

          SECTION 5.5  Efforts.  Each party hereto agrees to use commercially
                       -------
reasonable efforts to take any and all actions required in order to consummate the transactions contemplated in this Agreement and the Stockholders Agreement.

          SECTION 5.6  Notification of Certain Matters.  During the Pre-Closing
                       -------------------------------
Period, the Company shall give prompt notice to Purchaser of the occurrence or non-occurrence of any event known to the Company the occurrence or non-occurrence of which would reasonably be expected to cause any representation or warranty contained in Section 3 to be untrue, or the failure of the Company to comply with or satisfy any covenant or agreement under this Agreement.

          SECTION 5.7  Reservation of Shares.  From and after the First Closing,
                       ---------------------
the Company shall at all times reserve and keep available for issuance (a) any Subsequent Firm Shares, (b) such number of its authorized but unissued shares of Series E Preferred Stock as shall be sufficient to permit the exercise in full of the Option, (c) 2,477,536 shares of Series D Preferred Stock and 2,477,536 shares of Series E Preferred Stock for payment of the dividends on the Firm Shares and the Option Shares, respectively, and (d) such number of its authorized but unissued shares of Common Stock as shall be sufficient to permit the issuance of all of the Conversion Shares. Following the approval of the Charter Amendment, the Company shall (until the Shares have been converted or redeemed pursuant to their terms) reserve 5 million shares of Preferred Stock to be issued in payment of the dividends on the Shares in the event that the number of shares reserved pursuant to clause (c) are insufficient to pay such dividends and if necessary at any time, the Company will amend the Certificate of Designation to provide for the increase in the authorized number of shares with respect to each such series of Preferred Stock.

          SECTION 5.8  Regulatory and Other Authorizations; Notices and
                       ------------------------------------------------
Consents. (a) The Company shall promptly make any and all filings which it is required to make under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), for the sale of the Shares and the Conversion Shares
                 -------
and the Company agrees to furnish Purchaser with such necessary information and reasonable assistance as Purchaser may reasonably request in connection with its preparation of any necessary filings or submissions to the Federal Trade Commission ("FTC") or the Antitrust Division of the U.S. Department of Justice
             ---
(the "Antitrust Division"), including, without limitation, any filings or
      ------------------
notices necessary under the HSR Act. Any such actions with respect to the conversion of the Conversion Shares shall be taken by the Company at such times as Purchaser reasonably shall so request. The Company shall, at its own expense, use all reasonable efforts to respond to any request for additional information, or other formal or informal request for information, witnesses or documents which may be made by any governmental authority pertaining to the Company with respect to the sale of the Shares and the Conversion Shares and shall keep Purchaser fully apprised of its actions with respect thereto.

          (b) Purchaser shall promptly make any and all filings which it is required to make under the HSR Act with respect to the purchase of the Shares and the Conversion Shares and Purchaser agrees to furnish the Company with such necessary information and reasonable assistance as it may request in connection with its preparation of any necessary filings or submissions to the FTC or the Antitrust Division, including, without limitation, any filings or notices necessary under the HSR Act. Purchaser shall, at its own expense, use all reasonable efforts to respond promptly to any request for additional information, or other formal or informal request for information, witnesses or documents which may be made by any governmental authority pertaining to Purchaser with respect to the purchase of the Shares and the Conversion Shares and shall keep the Company fully apprised of its actions with respect thereto.

          (c) Each of the parties hereto shall use their commercially reasonable efforts to give such notices and obtain all other authorizations, consents, orders and approvals of all governmental authorities and other third parties that may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to, this Agreement and the Stockholders Agreement and will cooperate fully with the other parties hereto in promptly seeking to obtain all such authorizations, consents, orders and approvals.

          SECTION 5.9  Appointment of Directors.  Prior to the First Closing,
                       ------------------------
the Company shall take all action necessary to increase the size of the Board to eight (8) directors and to elect two (2) designees of Purchaser to the Board. Prior to the Qualified Option Closing (as defined in the Stockholders

Agreement), the Company shall take all action necessary to increase the size of the Board to nine (9) directors and to elect one (1) additional designee of Purchaser to the Board.

          SECTION 5.10 Stockholder Approval.  As promptly as practicable
                       --------------------
following the date hereof, the Company shall take all action necessary to obtain stockholder approval of the issuance of the Subsequent Firm Shares and the Option Shares (the "Stockholder Approval") and to obtain stockholder approval of
                    --------------------
an amendment to the Restated Certificate to increase the number of authorized shares of Preferred Stock from 25 million to 50 million (the "Charter
                                                              -------
Amendment"), including, without limitation, preparing, filing with the SEC and
---------
mailing to its stockholders a proxy statement or statements with respect thereto, and duly calling, giving notice of, convening and holding a meeting or meetings of its stockholders for such purpose. The Board shall recommend stockholder approval of the issuance of the Subsequent Firm Shares and the Option Shares and of the Charter Amendment. The Company agrees that the record date for such meeting shall be after the First Closing Date.

          SECTION 5.11 Series C Convertible Preferred Stock.  From and after the
                       ------------------------------------
First Closing, so long as shares of the Series C Convertible Preferred Stock of the Company shall remain outstanding, the Company shall, quarterly on the fifteenth day of December, March, June and September of each year, pay all accrued and unpaid dividends on its Series C Convertible Preferred Stock. The Company agrees that it will establish an escrow of $3.4 million to provide for the payment of such dividends until such time, if any, as the Company is permitted to pay such dividends in kind.

          SECTION 5.12 IP Contracts.  The Company shall (i) use its commercially
                       ------------
reasonable best efforts to record its and its Subsidiaries' interests in, and status with respect to, all Company IP (and all Encumbrances related thereto) listed on Schedule 3.11(b) with all applicable governmental authorities and (ii) deliver copies of all IP Contracts entered into prior to the applicable Closing Date and not listed on Schedule 3.7(b), in a form suitable for recording with all appropriate governmental authorities.

          SECTION 5.13 Transaction Fee.  At the First Closing, the Company shall
                       ---------------
pay to Kohlberg Kravis Roberts & Co. L.P. ("KKR") a transaction fee in the
                                            ---
amount of $2.0 million. At each Option Closing or Additional Purchase Closing relating to Option Shares, the Company shall pay to KKR a transaction fee in the amount of the product of (A) $2.0 million and (B) a fraction, the numerator of which is the aggregate purchase price to be paid by Purchaser at such Option Closing or Additional Purchase Closing and the denominator of which is $100.0 million. In each case, the fee due KKR shall be paid at the option of Purchaser,
(i) by wire transfer of immediately available funds to an account designated by KKR at least two business days prior to the applicable Closing Date or (ii) by netting by Purchaser of the amount due KKR from the Company against the amount due from Purchaser to the Company at such Closing.

          SECTION 5.14 Material Covenants.  Each of the covenants and agreements
                       ------------------
of the Company set forth in Sections 5.3, 5.7, 5.9, 5.10, 5.11 and 5.13 of this Agreement and Articles II, IV and V and Section 7.1 of the Stockholders Agreement shall be referred to as a "Material Covenant" for purposes of the
                                     -----------------
Certificate of Designation.

          SECTION 5.15 Issuance of Series E Preferred Stock.  In the event that
                       ------------------------------------
Purchaser does not exercise the Option, the Company shall not at any time issue any Series E Preferred Stock or designate any Preferred Stock as Series E Preferred Stock.

          SECTION 5.16 Registration Rights.  Prior to the First Closing, the
                       -------------------
Company and Ulysses G. Auger, Sr. and Ulysses G. Auger, II may enter into a registration rights agreement containing customary terms and conditions and providing in the aggregate for two demand registrations and piggyback registrations, which agreement shall be reasonably acceptable to the Investor Stockholder.


                                  ARTICLE VI

                             CONDITIONS TO CLOSING
                             ---------------------

           SECTION 6.1  Conditions to Purchaser's Obligation to Purchase the
                        ----------------------------------------------------
Shares.
------

          (a)  First Closing and each Option Closing.  Purchaser's obligation to
               -------------------------------------
purchase the Firm Shares or Option Shares, as applicable, at the First Closing and each Option Closing is subject to the satisfaction (or waiver by Purchaser) of the following conditions:

          (i)  Representations and Warranties True; Performance of Obligations.
               ---------------------------------------------------------------
     Each of the representations and warranties of the Company contained in this Agreement that is qualified as to materiality or Material Adverse Effect shall be true and correct, and each of the representations and warranties of the Company contained in this Agreement that is not so qualified as to materiality or Material Adverse Effect shall be true and correct in all material respects, in each case as of such Closing Date (except for those representations and warranties which address matters only as of a particular date, which shall be true and correct, or true and correct in all material respects, as the case may be, as of such date). The Company shall have performed in all material respects all agreements, obligations, covenants and conditions herein required to be performed or observed by it on or prior to such Closing Date.

          (ii) Legal Investment.  On such Closing Date, there shall not be in
               ----------------
     effect any Law or Order directing that the purchase and sale of the Firm Shares or the Option Shares, as the case may be, and the other transactions contemplated by this Agreement and the Stockholders Agreement not be consummated or which has the effect of rendering it unlawful to consummate such transactions.

          (iii) Proceedings and Litigation.  No Action shall have been commenced
                --------------------------
     by any governmental authority against any party hereto seeking to restrain or delay the purchase and sale of the Firm Shares or the Option Shares, as the case may be, or the other transactions contemplated by this Agreement and the Stockholders Agreement.

          (iv) Approvals.  All approvals, consents, permits and waivers of
               ---------
     governmental authorities and of the third parties listed on Schedule 6.1(a)(iv) necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Stockholders Agreement shall have been obtained, and no such approval, consent, permit or waiver of any governmental authority or such other third party shall contain any term or condition that Purchaser in its reasonable discretion determines to be unduly burdensome.

          (v)  Compliance Certificate; Secretary's Certificate.  The Company
               -----------------------------------------------
     shall have delivered to Purchaser a compliance certificate, executed by the Chief Executive Officer or the President of the Company, dated such Closing Date, to the effect that the conditions specified in Section 6.1(a)(i) have been satisfied. The Company shall have delivered to the Purchaser a certificate executed by the Secretary of the Company, dated such Closing Date, certifying as to (i) the resolutions of the Board evidencing approval of the transactions contemplated by and from this Agreement and the Stockholders Agreement and the authorization of the named officer or officers to execute and deliver this Agreement and the Stockholders Agreement and (ii) certain of the officers of the Company, their titles and examples of their signatures.

          (vi) Legal Opinion.  The Purchaser shall have received from legal
               -------------
     counsel to the Company an opinion addressed to them, dated as of such Closing Date, in the form attached hereto as Exhibit F.

          (vii)HSR Compliance.  All waiting periods applicable to the purchase
               --------------
     of the Shares under the HSR Act shall have been terminated or expired.

          (b)  First Closing.  Purchaser's obligation to purchase the Firm
               -------------
Shares at the First Closing is subject to the satisfaction (or waiver by Purchaser) of the following additional conditions:

          (i)  Certificate of Designation.  The Series D Certificate of
               --------------------------
     Designation shall have been filed with and certified by the Secretary of State of the State of Delaware.

          (ii) Stockholders Agreement.  The Stockholders Agreement shall have
               ----------------------
     been executed and delivered by the Company and each of the other parties thereto (other than Purchaser).

          (iii)Board of Directors.  The Company shall have taken all actions
               ------------------
     required by Section 5.9.

          (iv) Transaction Fee.  At the First Closing, the Company shall have
               ---------------
     paid to KKR the transaction fee provided for in Section 5.13.

          (c) Second Closing.  Purchaser's obligation to purchase Subsequent
              --------------
Firm Shares (but not any Additional Purchase Firm Shares) is subject to the satisfaction (or waiver by Purchaser) of the following conditions:

          (i)  Stockholder Approval. The Stockholder Approval shall have been
               --------------------
     obtained.

          (ii) Legal Investment.  On the Second Closing Date, there shall not be
               ----------------
     in effect any Law or Order directing that the purchase and sale of the Subsequent Firm Shares and the other transactions contemplated by this Agreement and the Stockholders Agreement not be consummated or which has the effect of rendering it unlawful to consummate such transactions.

          (iii)Proceedings and Litigation.  No Action shall have been commenced
               --------------------------
     by any governmental authority against any party hereto seeking to restrain or delay the purchase and sale of the Subsequent Firm Shares or the other transactions contemplated by this Agreement and the Stockholders Agreement.

          (d) Additional Purchase Closing.  Purchaser's obligation to purchase
              ---------------------------
Additional Purchase Firm Shares or Additional Purchase Option Shares is subject to the satisfaction (or waiver by Purchaser) of the following conditions:

          (i)  Legal Investment.  On such Additional Purchase Closing Date,
               ----------------
     there shall not be in effect any Law or Order directing that the purchase and sale of the Additional Purchase Firm Shares or Additional Purchase Option Shares, as the case may be, and the other transactions contemplated by this Agreement and the Stockholders Agreement not be consummated or which has the effect of rendering it unlawful to consummate such transactions.

          (ii) Proceedings and Litigation.  No Action shall have been commenced
               --------------------------
     by any governmental authority against any party hereto seeking to restrain or delay the purchase and sale of the Additional Purchase Firm Shares or Additional Purchase Option Shares, as the case may be, or the other transactions contemplated by this Agreement and the Stockholders Agreement.

          (iii)Certificate of Designation.  Prior to the purchase of any
               --------------------------
     Additional Purchase Option Shares, the Series E Certificate of Designation shall have been filed with and certified by the Secretary of State of the State of Delaware.

          (iv) Transaction Fee.  At each Additional Purchase Closing with
               ---------------
     respect to Additional Purchase Option Shares, the Company shall have paid to KKR the transaction fee provided for in Section 5.13.

          (e)  Option Closing.  Purchaser's obligation to purchase the Option
               --------------
Shares (but not any Additional Purchase Option Shares) at any Option Closing is subject to the satisfaction (or waiver by Purchaser) of the following additional conditions:

          (i)  Certificate of Designation.  Prior to the first Option Closing,
               --------------------------
     the Series E Certificate of Designation shall have been filed with and certified by the Secretary of State of the State of Delaware.

          (ii) Transaction Fee.  At each Option Closing, the Company shall have
               ---------------
     paid to KKR the transaction fee provided for in Section 5.13.

          (iii)Stockholder Approval.  If all of the Firm Shares shall have been
               --------------------
     purchased without the Stockholder Approval having been obtained, the Stockholder Approval shall have been obtained.

           SECTION 6.2  Conditions to Obligations of the Company.
                        ----------------------------------------

          (a)  Each Closing.  The Company's obligation to issue and sell the
               ------------
Firm Shares or Option Shares, as applicable, at each Closing is subject to the satisfaction (or waiver by the Company), on or prior to such Closing, of the following conditions:

          (i)  Representations and Warranties True.  Each of the representations
               -----------------------------------
     and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of such Closing Date. Purchaser shall have performed in all material respects all agreements, obligations, covenants and conditions herein required to be performed or observed by it on or prior to such Closing Date.

          (ii) Legal Investment.  On such Closing Date, there shall not be in
               ----------------
     effect any Law or Order directing that the purchase and sale of the Firm Shares or the Option Shares, as the case may be, and the other transactions contemplated by this Agreement and the Stockholders Agreement not be consummated or which has the effect of rendering it unlawful to consummate such transactions.

          (iii)Proceedings and Litigation.  No Action shall have been commenced
               --------------------------
     by any governmental authority against any party hereto seeking to restrain or delay the purchase and sale of the Firm Shares or the Option Shares, as the case may be, or the other transactions contemplated by this Agreement and the Stockholders Agreement.

          (iv) Approvals.  All approvals, consents, permits and waivers of
               ---------
     governmental authorities and other third parties listed on Schedule 6.1(a)(iv) necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Stockholders Agreement shall have been obtained.

          (v)  HSR Compliance.  All waiting periods applicable to the purchase
               --------------
     of the Shares under the HSR Act shall have been terminated or expired.

          (b)  First Closing.  The Company's obligation to issue and sell the
               -------------
Firm Shares at the First Closing is subject to the satisfaction or waiver by the Company of the following additional condition:

          (i)  Stockholders Agreement.  The Stockholders Agreement shall have
               ----------------------
     been executed and delivered by Purchaser.

                                ARTICLE VII

                                INDEMNIFICATION
                                ---------------

           SECTION 7.1  Survival of Representations and Warranties.  (a) (i)
                        ------------------------------------------
     The representations and warranties contained in Section 3.3 of this Agreement shall survive indefinitely.

          (ii) All other representations and warranties contained in Article III of this Agreement shall survive until the later of (A) the first anniversary of the First Closing Date and (B) 30 days after the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 2000, with the exception of Section 3.14, which shall survive until the later of (x) the second anniversary of the First Closing Date or (y) three months after the expiration of the applicable statute of limitations with respect to the subject matter thereof.

          (iii)The representations and warranties contained in Article IV of this Agreement shall survive until the first anniversary of the First Closing Date.

          (iv) The representations and warranties contained in Article III of this Agreement, and the rights and remedies that may be exercised by any Person seeking indemnification hereunder, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by, any such Person or its representatives.

          (v) For purposes of this Agreement, each statement or other item of information set forth by the Company on any Schedule hereto shall be deemed to be a representation and warranty made by the Company in this Agreement.

          SECTION 7.2  Indemnification.  (a)  From and after the First Closing
                       ---------------
Date and subject to Sections 7.1, 7.3 and 7.5, the Company (the "Purchaser
                                                                 ---------
Indemnitor") shall defend, indemnify and hold harmless the Purchaser and its
----------
Affiliates and each director, officer, member, partner, employee and agent of such Persons (the "Purchaser Indemnitees") against any loss, damage, claim,
                   ---------------------
liability, judgment or settlement of any nature or kind, including all costs and expenses relating thereto, including without limitation, interest, penalties and reasonable attorneys' fees (collectively "Damages"), arising out of, resulting
                                          -------
from or relating to:

          (i) the breach of any representation or warranty contained in
     Article III, or any certificate delivered by the Company pursuant hereto;
     and

          (ii) the breach by the Company of any covenant or agreement (whether to be performed prior to or after the First Closing) contained in this Agreement, or any certificate delivered by the Company pursuant hereto.

          (b) From and after the First Closing Date and subject to Sections 7.1, 7.3 and 7.5, Purchaser (the "Company Indemnitor" and collectively with the
                                  ------------------
Purchaser Indemnitor, the "Indemnitors") shall defend, indemnify and hold
                           -----------
harmless the Company and its Affiliates and each director, officer, member, partner, employee and agent of such Persons (the "Company Indemnitees" and
                                                  -------------------
collectively with the Purchaser Indemnitees, the "Indemnitees") against any
                                                  -----------
Damages arising out of, resulting from or relating to:

          (i)  the breach of any representation or warranty contained in
     Article IV; and

          (ii) the breach by Purchaser of any covenant or agreement (whether to be performed prior to or after the First Closing) contained in this Agreement.

          (c) The term "Damages" as used in this Article VII is not limited to matters asserted by third parties against any Person entitled to be indemnified under this Article VII, but includes Damages incurred or sustained by any such Person in the absence of third party claims, and shall take into account such Person's ownership or investment in the Company.

          SECTION 7.3  Indemnification Amounts.  (a)  An Indemnitor shall not
                       -----------------------
have liability under Section 7.2 until the aggregate amount of Damages theretofore incurred by the Purchaser Indemnitees or the Company Indemnitees, as applicable, exceeds an amount equal to 1% of the sum of the aggregate Firm Share Price and the Option Share Price paid at any time by Purchaser (the

"Deductible"), in which case the Purchaser Indemnitees or the Company
 ----------
Indemnitees, as applicable, shall be entitled to Damages only in the amount by which all Damages exceed the Deductible.

          (b) The limitations on the indemnification obligations set forth in this Section 7.3 shall not apply to any covenants or agreements of the parties in this Agreement. In addition, notwithstanding the provisions of paragraph (a) above, the limitations on the indemnification obligations of the parties set forth therein shall not apply to breaches of the representations and warranties made in Section 3.3.

          SECTION 7.4  Non-Exclusive Remedy.  The indemnification remedies
                       --------------------
provided in this Article VII shall not be deemed to be exclusive. Accordingly, the exercise by any Person of any of its rights under this Article VII shall not be deemed to be an election of remedies and shall not be deemed to prejudice, or to constitute or operate as a waiver of, any other right or remedy that such Person may be entitled to exercise (whether under this Agreement, under any other contract, under any law or otherwise).

          SECTION 7.5  Certain Limitations.  The indemnification obligations of
                       -------------------
the parties hereto for any breach of a representation and warranty described in Articles III and IV of this Agreement shall survive for only the period applicable to such representations and warranties as set forth in Section 7.1 of this Agreement, and thereafter all such representations and warranties of the applicable Indemnitor under this Agreement shall be extinguished; provided,
                                                                  --------
however, that such indemnification obligation shall not be extinguished in the
-------
event of Damages incurred as a result of an Action that was instituted or begun prior to the expiration of the survival period set forth in Section 7.1 if noticed in writing to the applicable Indemnitor by the applicable Indemnitee within 30 days of such Indemnitee receiving notice thereof. Subject to the proviso at the end of the immediately preceding sentence, no claim for the recovery of such Damages may be asserted by an Indemnitee after such period.

                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

           SECTION 8.1  Other Definitions.  The following terms as used in this
                        -----------------
Agreement shall have the following meanings:

          (a)  "Affiliate" means, with respect to any Person, any other Person
                ---------
that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, for so long as such Person remains so associated to the specified Person.

          (b)  "control" (including the terms "controlled by" and "under common
                -------                        -------------       ------------
control with"), with respect to the relationship between or among two or more
------------
Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

          (c)  "Group" shall have the meaning assigned to it in Section 13(d)(3)
                -----
of the Exchange Act.

          (d)  "Person" means any individual, corporation, limited liability
                ------
company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any Group comprised of two or more of the foregoing.

          SECTION 8.2  Governing Law; Jurisdiction; Waiver of Jury Trial.  This
                       -------------------------------------------------
Agreement shall be governed in all respects by the laws of the State of New York. No suit, action or proceeding with respect to this Agreement may be brought in any court or before any similar authority other than in a court of competent jurisdiction in the State of New York, as Purchaser may elect in its sole discretion, and the Company hereby submits to the exclusive jurisdiction of such courts for the purpose of such suit, proceeding or judgment. The Company hereby irrevocably waives any right which it may have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. Each of the parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.

          SECTION 8.3  Successors and Assigns; Assignment.  Except as otherwise
                       ----------------------------------
expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each Person who shall be a holder of the Shares from time to time. This Agreement may not be assigned without the prior written consent of the other party, except that Purchaser may assign its rights and obligations hereunder to any Affiliate or Affiliates.

          SECTION 8.4  Entire Agreement; Supersedes Prior Agreement.  This
                       --------------------------------------------
Agreement and the Exhibits hereto, the Stockholders Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          SECTION 8.5  Severability.  In case any provision of this Agreement
                       ------------
shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 8.6  Amendment and Waiver.  This Agreement may be amended or
                       --------------------
modified, and the rights of the Company or Purchaser hereunder may only be waived, upon the written consent of the Company and Purchaser.

          SECTION 8.7  Delays or Omissions.  It is agreed that no delay or
                       -------------------
omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Stockholders Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on Purchaser's part of any breach, default or noncompliance under this Agreement or the Stockholders Agreement or any waiver on such party's part of any provisions or conditions of this Agreement or the Stockholders Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or the Stockholders Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

          SECTION 8.8  Notices.  All notices required or permitted hereunder
                       -------
shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the addresses set forth below:

          If to the Company:

               CAIS Internet, Inc.
               1255 22nd Street, N.W., Fourth Floor
               Washington, D.C. 20037
               Telephone: (202) 715-1300
               Fax: (202) 463-7190
               Attn: President
          with copies to:

               Morrison & Foerster LLP
               2000 Pennsylvania Avenue, N.W.
               Washington, D.C. 20006
               Telephone:  (202) 887-1500
               Fax:  (202) 887-0763
               Attn: Morris F. DeFeo, Jr., Esq.

          If to Purchaser:

               c/o Kohlberg Kravis Roberts & Co. L.P.
               9 W. 57th Street
               New York, NY 10019
               Telephone:  (212) 750-8300
               Fax:  (212) 750-0333
               Attn:  Alexander Navab, Jr.

          with copies to:

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, N.Y.  10017
               Telephone: (212) 455-2000
               Fax: (212) 455-2502
               Attn: David J. Sorkin, Esq.

          SECTION 8.9  Expenses. The Company shall pay all costs and expenses
                       --------
that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the Stockholders Agreement. In addition to any fee to be paid to KKR in accordance with Sections 5.13, 6.1(b)(iv), 6.1(d)(iv) and 6.1(e)(ii), the Company shall, at or after each Closing, reimburse all reasonable expenses of Purchaser incurred in connection with the transactions contemplated by this Agreement and the Stockholders Agreement, including the payment of the reasonable fees, disbursements and expenses payable to consultants, accountants and counsel to Purchaser. Purchaser may, at its option, net any such amounts against amounts payable to the Company at any such Closing.

          SECTION 8.10 Titles and Subtitles.  The titles of the sections and
                       --------------------
subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          SECTION 8.11 Termination.  This Agreement may be terminated by (i)
                       -----------
mutual agreement of the parties hereto or (ii) by Purchaser or the Company in the event the First Closing has not occurred by February 29, 2000; provided,
                                                                   --------
that this termination right may not be exercised by a party whose nonperformance has delayed the First Closing. Upon termination of this Agreement pursuant to this Section 8.11, this Agreement shall be void and of no further force and effect and no party shall have any liability to any other party under this Agreement, except that nothing herein shall relieve any party from any liability for the breach of any of the representations, warranties, covenants and agreements set forth in this Agreement and except as contemplated by Section 8.9.

          SECTION 8.12 Counterparts; Execution by Facsimile Signature.  This
                       ----------------------------------------------
Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

          IN WITNESS WHEREOF, the parties hereto have executed the PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

                                        CAIS INTERNET, INC.

                                            /s/ Gary H. Robin
                                        By: ________________________________
                                           Name:  Gary H. Robin
                                           Title: Executive Vice President


                                        CII VENTURES LLC

                                             /s/ Alex Navab
                                        By: ________________________________
                                           Name:  Alex Navab
                                           Title:

                     CERTIFICATE OF DESIGNATION OF SERIES
                  AND DETERMINATION OF RIGHTS AND PREFERENCES

                                      OF

              SERIES D CONVERTIBLE PARTICIPATING PREFERRED STOCK

                                      OF

                              CAIS INTERNET, INC.

     CAIS Internet, Inc., a Delaware corporation (the "Company"), acting
                                                       -------
pursuant to Section 151 of the General Corporation Law of Delaware, does hereby submit the following Certificate of Designation of Series and Determination of Rights and Preferences of its Series D Convertible Participating Preferred Stock.

     FIRST:  The name of the Company is CAIS Internet, Inc.

     SECOND: By unanimous consent of the Board of Directors of the Company (the "Board"), dated as of December 20, 1999, the following resolutions were duly
 -----
adopted:

     WHEREAS, the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation") authorizes 25,000,000 shares of
              ----------------------------
preferred stock, par value $.01 per share (the "Preferred Stock"), issuable from
                                                ---------------
time to time in one or more series;

     WHEREAS, the Board is authorized, subject to certain limitations prescribed by law and certain provisions of the Certificate of Incorporation, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series; and

     WHEREAS, the Board deems it advisable to establish a series of Preferred Stock, designated as Series D Convertible Participating Preferred Stock, par value $.01 per share.

     NOW, THEREFORE, BE IT RESOLVED, that the series of Preferred Stock designated as Series D Convertible Participating Preferred Stock is hereby authorized and established; and

     FURTHER, RESOLVED, that the Board does hereby fix and determine the designation, rights, preferences, powers, restrictions and limitations of the Series D Convertible Participating Preferred Stock as follows:

     Section 1.  Designation; Rank.

     This series of cumulative convertible participating Preferred Stock shall be designated and known as the "Series D Convertible Participating Preferred Stock" (hereinafter in this Certificate of Designation called the "Series D
                                                                   --------
Preferred Stock").  The number of shares constituting the Series D Preferred
---------------
Stock shall be 9,620,393 shares (including 2,477,536 shares of Series D Preferred Stock reserved exclusively for the payment of dividends pursuant to

Section 2).

     The Series D Preferred Stock shall, with respect to dividends and rights upon liquidation, dissolution or winding up, whether voluntary or involuntary, rank (i) senior to the common stock of the Company, par value $.01 per share (the "Common Stock"), and to each other class of capital stock or series of
      ------------
Preferred Stock or other equity-linked security established after the date on which the first share of Series D Preferred Stock is issued by the Company under this Certificate of Designation (the "Original Issue Date") by the Board the
                                      -------------------
terms of which do not expressly provide that it ranks senior to or on a parity with the Series D Preferred Stock as to dividends and rights upon liquidation, dissolution or winding up, whether voluntary or involuntary (collectively referred to with the Common Stock as "Junior Securities"); (ii) on parity with
                                      -----------------
any additional shares of Series D Preferred Stock issued by the Company in the future, any shares of Series E Convertible Participating Preferred Stock (the "Series E Preferred Stock") issued by the Company pursuant to the irrevocable
-------------------------
option (the "Purchase Option") to purchase Option Shares (as defined in the
             ---------------
Preferred Stock Purchase Agreement, dated as of December 20, 1999 (the "Purchase Agreement"), between the Company and CII Ventures LLC, a Delaware
-------------------
limited liability company (the "Investor Stockholder")) and any other class of
                                --------------------
capital stock or series of Preferred Stock or other equity-linked security issued by the Company established after the Original Issue Date by the Board, the terms of which expressly provide that it will rank on a parity with the Series D Preferred Stock as to dividends and rights upon liquidation, dissolution or winding up, whether voluntary or involuntary (collectively referred to as "Parity Securities"); and (iii) junior to the Company's Series C
                -----------------
Convertible Preferred Stock ("Series C Preferred Stock") and to each class of
                              ------------------------
capital stock or series of Preferred Stock or other equity-linked security issued by the Company after the Original Issue Date by the Board the terms of which expressly provide that it will rank senior to the Series D Preferred Stock as to dividends and rights upon liquidation, dissolution or winding up, whether voluntary or involuntary (collectively referred to as "Senior Securities").
                                                       -----------------

     Section 2.  Dividends.

     (a) The holders of outstanding shares of Series D Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Company which are, by law, available for such payment, cumulative dividends, payable in additional shares of Series D Preferred Stock, at a rate per annum equal to 6.0% of the sum of (i) $14.00 per share (the "Original Series D Issue Price") and (ii) all compounded accrued and unpaid
------------------------------
dividends on such share of Series D Preferred Stock from the Original Issue Date, in each case, as adjusted for any stock dividends, combinations or splits or similar events with respect to the shares. Such dividends shall be paid and compounded quarterly on the fifteenth day of December, March, June and September in each year commencing with a payment on March 15, 2000 of dividends accrued from the Original Issue Date. Each such dividend shall be payable to the holders of record of shares of Series D Preferred Stock as they appear on the share register of the Company on the corresponding Record Date. As used herein, the term "Record Date" means, with respect to the dividend payable on March 15,
          -----------
June 15, September 15 and December 15, respectively of each year, the preceding February 28, May 31, August 31 and November 30, or such other record date, not more than 60 days or less than 10 days preceding the payment dates thereof, as shall be fixed by the Board.

     (b) The amount of dividends payable for each full dividend period for the Series D Preferred Stock shall be computed by dividing the annual 6.0% rate by four. The amount of dividends payable for the initial dividend period, or any other period shorter or longer than a full dividend period, on the Series D Preferred Stock shall be computed on the basis of twelve 30-day months and a 360-day year.

     (c) Dividends on the Series D Preferred Stock shall accumulate and compound quarterly whether or not the Company has earnings or profits, whether or not there are funds legally available for payment of such dividends and whether or not dividends are declared. Dividends will accumulate and compound quarterly to the extent they are not paid. The Company shall take all actions required or permitted under the General Corporation Law of Delaware to permit the payment of dividends on the Series D Preferred Stock and shall declare and pay such dividends to the extent there are funds legally available therefor.

     (d) So long as any shares of the Series D Preferred Stock are outstanding, except as described in the next succeeding sentence, unless full cumulative dividends on all outstanding shares of Series D Preferred Stock for all past dividends have contemporaneously been declared and paid in full or declared and consideration sufficient for the payment thereof set apart for such payment on the Series D Preferred Stock, then: (A) no dividend shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any shares of Parity Securities; (B) no other distribution shall be declared or made upon, or any sum set apart for the payment of any distribution upon, any shares of Parity Securities; (C) no shares of Parity Securities shall be purchased, redeemed or otherwise acquired or retired for value (except by conversion into or an exchange for shares of Junior Securities) by the Company or any entity as to which the Company owns, directly or indirectly, more than 50% of such entity's stock (or similar voting interests) entitled to vote generally in the election of directors (or other governing body) (a "Subsidiary"); and (D) no monies shall
                                           ----------
be paid into or set apart or made available for a sinking or other like fund for the purchase, redemption or other acquisition or retirement for value of any shares of Parity Securities by the Company or any of its Subsidiaries. If at any time the Company pays less than the total amount of dividends then accrued with respect to the Series D Preferred Stock, such payment shall be distributed ratably among the holders of Series D Preferred Stock based upon the aggregate accrued but unpaid dividends on the Series D Preferred Stock held by each holder. When dividends are not paid in full or consideration sufficient for such payment is not set apart, as aforesaid, all dividends declared upon any other class or series of Parity Securities shall be declared ratably in proportion to the respective amounts dividends accumulated and unpaid on the Series D Preferred Stock and accumulated and unpaid on such Parity Securities.

     (e) Unless full cumulative dividends on all outstanding shares of Series D Preferred Stock for all past dividends have been declared and paid in full or declared and consideration sufficient for the payment thereof set apart for such payment on the Series D Preferred Stock, then: (A) no dividend (other than a dividend payable solely in shares of any Junior Securities) shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any shares of Junior Securities; (B) no other distribution shall be declared or made upon, or any sum set apart for the payment of any distribution upon, any shares of Junior Securities; (C) no shares of Junior Securities shall be purchased, redeemed or otherwise acquired or retired for value

(excluding an exchange for shares of other Junior Securities) by the Company or any of its Subsidiaries; and (D) no monies shall be paid into or set apart or made available for a sinking or other like fund for the purchase, redemption or other acquisition or retirement for value of any shares of Junior Securities by the Company or any of its Subsidiaries. Holders of Series D Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends as herein described.

     (f) In addition, when and if the Board of Directors shall declare a dividend payable with respect to the then outstanding shares of Common Stock, the holders of the Series D Preferred Stock shall be entitled to the amount of dividends per share as would be payable on the largest number of whole shares of Common Stock into which each share of Series D Preferred Stock could then be converted pursuant to Section 5 hereof. Any such declared and unpaid dividends will be payable upon a liquidation, dissolution or winding up, whether voluntary or involuntary, first to the holders of Series D Preferred Stock and then to the holders of Common Stock.

     Section 3.  Liquidation Preference.

     (a) Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any Junior Securities, the holders of Series D Preferred Stock shall be entitled to be paid out of the remaining assets of the Company legally available for distribution with respect to each share of Series D Preferred Stock an amount in cash equal to the greater of (i) the sum of (A) the Original Series D Issue Price per share plus (B) any compounded accrued but unpaid dividends thereon (whether or not declared, whether or not funds of the Company are legally available for the payment of dividends and whether or not such dividends have been declared by the Board), in each case as adjusted for any stock dividends, combinations or splits or similar events with respect to such shares or (ii) an amount equal to the amount the holders of Series D Preferred Stock would have received upon liquidation, dissolution or winding up had such holders converted their shares of Series D Preferred Stock in accordance with the terms of Section 5, and any accrued but unpaid dividends thereon, into shares of Common Stock (such greater amount, the "Liquidation
                                                                -----------
Preference"). If upon any such liquidation, dissolution or winding up of the
----------
Company, the remaining assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series D Preferred Stock the full Liquidation Preference and the holders of all Parity Securities the full liquidation preference thereof, the holders of shares of Series D Preferred Stock and any such other Parity Securities shall share ratably in any distribution of the remaining assets of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

     (b) After payment in full of the Liquidation Preference, the remaining assets of the Company legally available for distribution, if any, shall be distributed to the holders of any Junior Securities.

     (c) The value of any property not consisting of cash which is distributed by the Company to the holders of the Series D Preferred Stock pursuant to
Section 3(a) or otherwise
will equal the Fair Market Value (as defined below) thereof. For purposes hereof, the "Fair Market Value" of any property shall mean the fair market value
             -----------------
thereof as determined in good faith by the Board; provided, however, that the value of any securities will be determined as follows:

          (i) Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

               (A) If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the closing;

               (B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

               (C) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Board and the holders of at least a majority of the voting power of all then outstanding shares of Series D Preferred Stock.

          (ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an Affiliate (as defined in Section 7) or former Affiliate) shall be to make an appropriate discount from the market value determined as above in (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by the Board and the holders of at least a majority of the voting power of all then outstanding shares of Series D Preferred Stock and Series E Preferred Stock, voting together as a single class.

     (d) For purposes of this paragraph 3, holders of a majority of the voting power of the outstanding shares of Series D Preferred Stock and Series E Preferred Stock, voting together as a single class, may designate that (1) a merger or consolidation of the Company with or into another Person (as defined in Section 7) where (A) the stockholders of the Company immediately prior to such transaction in the aggregate cease to own at least 50% of the voting securities of the entity surviving or resulting from such transaction (or ultimate parent thereof) or (B) any Person becomes the beneficial owner of more than 50% of the voting securities of the entity surviving or resulting from such transactions (or ultimate parent thereof) or (2) a sale, lease, transfer or other disposition of all or substantially all of the Company's assets or stock of its Subsidiaries shall be deemed a liquidation, dissolution or winding up of the Company with respect to the Series D Preferred Stock, and holders of shares of Series D Preferred Stock shall be entitled to payment of the Liquidation Preference in accordance with this Section 3.

Section 4.  Voting Rights.

     (a) Each holder of outstanding shares of Series D Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which all of the shares of Series D Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 5 hereof), at each meeting of stockholders of the Company (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Company for their action or consideration. Except as provided by law or by the express provisions hereof, holders of Series D Preferred Stock shall vote together with the holders of Common Stock as a single class.

     (b) Subject to Section 4(c), unless otherwise provided by law, the vote or written consent of the holders of at least a majority of the then outstanding shares of Series D Preferred Stock and Series E Preferred Stock, voting together as a single class, shall be necessary for effecting or validating the following actions:

          (i) any amendment, alteration or change to the rights, preferences, privileges or powers of Series D Preferred Stock in any manner that adversely affects the shares of such series;

          (ii) any increase or decrease in the total number of authorized or issued shares of Series D Preferred Stock;

          (iii) any authorization, creation (by way of reclassification or otherwise) or issuance of any Senior Securities, Parity Securities or Junior Securities, other than (1) the issuance of additional shares of Series D Preferred Stock pursuant to
                Section 2 hereof or any shares of Series E Preferred Stock to be issued to the Investor Stockholder pursuant to the Purchase Option or pursuant to Section 2 of the Certificate of Designation establishing the Series E Preferred Stock, (2) the issuance of Parity Securities or Junior Securities with a total aggregate value of not more than $30 million (in addition to the securities described in clauses (1), (3), (4) and (5) of this subsection (iii) and in addition to any Parity Securities or Junior Securities the issuance of which has been approved by the holders of the Series D Preferred Stock and Series E Preferred Stock pursuant to this subsection (iii)), (3) the issuance of Parity Securities or Junior Securities as consideration in any transaction of the type described in clause (iv) of this Section 4(b) which does not require the consent of the holders of the Series D Preferred Stock or Series E Preferred Stock or to which such holders have consented, (4) Common Stock issued upon the conversion or exercise of the securities described in Sections 5(d)(i)(C)(3), 5(d)(i)(C)(5) and 5(d)(i)(C)(7) in accordance with the terms of such securities, and (5) the Reserved Employee Shares (as defined in Section 5(d)(i)(D));

          (iv) (A) any merger or consolidation with or into any other Person, or any acquisition of another Person, whether in a single transaction or series of related transactions, other than Exempt Acquisitions (as defined in Section 7) or (B) any proposed transaction or series of related transactions involving a Change of Control (as defined in Section 7) of the Company;

          (v) any redemption, acquisition or other purchase of any share of Common Stock or Preferred Stock of the Company with an aggregate redemption or purchase price in excess of $10 million, unless, in the case of any Preferred Stock, such redemption, acquisition or purchase is required by the terms of such Preferred Stock or, in the case of the Hilton Warrant (as defined in Section 5(d)(i)(C)(5)), such redemption, acquisition or purchase is required by the terms of the Hilton Warrant;

          (vi) any sale of a Subsidiary's securities to any third party (other than the Company or any other wholly owned Subsidiary of the Company);

          (vii) any amendment, repeal or alteration of the Company's Certificate of Incorporation or Amended and Restated Bylaws in a manner that adversely affects the holders of the Series D Preferred Stock; provided that no increase in the number of authorized shares of Common Stock or Preferred Stock shall, per se, be deemed to adversely affect such holders;

          (viii) any sale or transfer of any of the technology or other intellectual property, to any other Person other than in the ordinary course of business; or

          (ix)   any arrangement or contract to do any of the foregoing.

     (c) Except as otherwise set forth below, the consent rights of the holders of the Series D Preferred Stock and the Series E Preferred Stock set forth in
Section 4(b) shall continue until such time as no shares of Series D Preferred Stock or Series E Preferred Stock are outstanding:

          (i)    At such time as the Investor Stockholder, together with its
                 Affiliates:

          (A) shall cease to own at least 10% of the outstanding Common Stock (determined with respect to the Series D Preferred Stock and the Series E Preferred Stock and any other Equity Securities (as defined in Section 7) owned by the Investor Stockholder and its Affiliates that are convertible into, or exchangeable or exercisable for Common Stock, on an as-converted, exchanged or exercised basis (any determination made in accordance with the foregoing shall hereinafter be referred to as "as converted")),
                                                                ------------
                 the holders of the Series D Preferred Stock and the Series E Preferred Stock shall cease to have the consent rights set forth in clauses (iii), (iv) (except with respect to clause (B) thereof), (vi) (except where such a sale would constitute a Change of Control) and (viii) of Section 4(b); and

          (B) shall either (A) cease to own at least 5% of the outstanding Common Stock as converted or (B) cease to have the right to designate an Investor Director pursuant to Section 2.1 of the Stockholders Agreement (as defined in Section 4(d)) as a result of a Transfer (as defined in the Stockholders Agreement) of such rights in accordance with Section 3.1(b)(i) of the Stockholders Agreement or in accordance with Section 2.7(a) of the Stockholders Agreement, the holders of the Series D Preferred Stock and the Series E Preferred Stock shall cease to have the consent rights set forth in Section 4(b) except for those set forth in clauses (i), (ii), (vii) and (ix) (in the case of clause
               (ix), however, only as it relates to clauses (i), (ii) and (vii)) thereof. For the purposes of this Section 4(c)(i), "Common Stock" shall include any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

          (ii) Notwithstanding Section 4(c)(i), the consent rights of the holders of the Series D Preferred Stock and the Series E Preferred Stock set forth in Section 4(b) (except for those rights specified in clauses (i), (ii), (vii) and (ix) (in the case of clause (ix), however, only as it relates to clauses (i),
               (ii) and (vii)), which shall continue until such time as no shares of Series D Preferred Stock or Series E Preferred Stock are outstanding) shall terminate at such time as the Investor Stockholder and its Affiliates shall cease to own a majority of the outstanding shares of the Series D Preferred Stock and the Series E Preferred Stock, taken as a whole.

(d)  If an "Event of Default" specified in clauses (A), (B), (C) or (E) of
Section 6(b)(v) shall exist, the number of directors constituting the Company's Board shall be increased to a number so that after the newly created vacancies are filled by the holders of the shares of Series D Preferred Stock and Series E Preferred Stock, as provided in the next succeeding sentence, such number of directors, together with the directors designated pursuant to Section 2.1 of the Stockholders Agreement, dated as of the date hereof (the "Stockholders
                                                          ------------
Agreement"), among the Company, the Investor Stockholder and the other
---------
stockholders signatory thereto shall constitute a majority of the Board. The holders of a majority of the outstanding shares of Series D Preferred Stock and Series E Preferred Stock, voting together as a single class, shall be entitled to elect such number of additional directors to the Board necessary to fill the vacancies created pursuant to the preceding sentence. Such right may be exercised initially either at a special meeting of the holders of Series D Preferred Stock and Series E Preferred Stock or at any annual meeting of stockholders held for purposes of electing directors, and thereafter at such annual meetings. If any director so elected by the holders of Series D Preferred Stock and Series E Preferred Stock shall cease to serve as a director before his or her term shall expire, the holders of the Series D Preferred Stock and Series E Preferred Stock, voting together as a single class, then outstanding may, at a special meeting of the holders, elect a successor to hold office for the unexpired term of the director whose place shall be vacant. Whenever any such Event of Default ceases to exist, then the right of the holders of the Series D Preferred Stock and the Series E Preferred Stock to elect such additional directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any future Events of Default), and the term of office of any Person elected as director by the holders of the Series D Preferred Stock and Series E Preferred Stock pursuant to this subsection 4(d) shall forthwith terminate and the number of directors constituting the Board shall be reduced accordingly.

     Section 5.  Conversion Rights.

     The holders of the Series D Preferred Stock and the Company shall have conversion rights as follows (the "Conversion Rights"):
                                   -----------------

     (a)  Right to Convert.
          ----------------

          (i) Each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, subject to compliance with this Section 6, into fully paid and nonassessable shares of Common Stock at the then effective Conversion Rate (as defined below) (each such conversion, an "Optional Conversion"). The Conversion Rate shall equal an
                 --------------------
                amount determined by dividing (i) the Original Series D Issue Price, plus any compounded accrued and unpaid dividends (whether or not declared, whether or not funds of the Company are legally available for the payment of dividends and whether or not such dividends have been declared by the Board) on such shares of Series D Preferred Stock, by (ii) the Conversion Price (as defined below) in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series D Preferred Stock without the payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be $16.50. Such initial
                      ----------------
                Conversion Price and the rate at which shares of Series D Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

          (ii) Commencing on the fifth anniversary of the Original Issue Date, upon the written election of the Board and written notice to the holders of Series D Preferred Stock, each share of Series D Preferred Stock then outstanding shall be converted automatically into fully paid and nonassessable shares of Common Stock at the then effective Conversion Rate; provided the Board makes this election and provides written notice of its election to the holders of the Series D Preferred Stock within 60 days of the fifth anniversary of the Original Issue Date.

          (iii) In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, as set forth in
                Section 3 above, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series D Preferred Stock.

     (b)  Fractional Shares.  No fractional shares of Common Stock shall be
          -----------------
issued upon conversion of the Series D Preferred Stock. In lieu of fractional shares, the Company shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

     (c)  Mechanics of Conversion.
          -----------------------

          (i) In order to convert shares of Series D Preferred Stock into shares of Common Stock, the holder shall surrender the certificate or certificates for such shares of Series D Preferred Stock at the office of the transfer agent (or at the principal office of the Company if the Company serves as its own transfer agent), together with, in the case of an Optional Conversion, written notice that such holder elects to convert all or any number of the shares represented by such certificate or certificates. Such notice shall state the number of shares of Series D Preferred Stock which the holder seeks to convert. If required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form reasonably satisfactory to the Company, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent or the Company shall be the conversion date ("Conversion Date"). As soon as
                                               ---------------
                practicable after the Conversion Date, the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificate representing the shares of Series D Preferred Stock to be converted, and the Person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

          (ii) The Company shall at all times during which the Series D Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series D Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series D Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series D Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

          (iii) All shares of Series D Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive dividends, notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor, and if applicable, cash for any fractional shares of Common Stock. Any shares of Series D Preferred Stock so converted shall be retired and canceled and shall not be reissued as Series D Preferred Stock, and the Company may from time to time take such appropriate action as may be necessary to reduce the number of shares of authorized Series D Preferred Stock accordingly.

          (iv) If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Series D Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the Person(s) entitled to receive the Common Stock issuable upon such conversion of the Series D Preferred Stock shall not be deemed to have converted such Series D Preferred Stock until immediately prior to the closing of the sale of securities.

     (d)  Adjustments to Conversion Price for Diluting Issues.
          ---------------------------------------------------

          (i)  Special Definitions.  For purposes of this Subsection 5(d), the
               -------------------
               following definitions shall apply:

               (A)  "Option" shall mean rights, options or warrants to subscribe
                     ------
                    for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding the Reserved Employee Shares.

               (B)  "Convertible Securities" shall mean any evidences of
                     ----------------------
                    indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

               (C)  "Additional Shares of Common Stock" shall mean all shares of
                     ---------------------------------
                    Common Stock issued (or, pursuant to Subsection 5(d)(iii) below, deemed to be issued) by the Company after the Original Issue Date, other than Reserved Employee Shares and other than shares of Common Stock issued or issuable:

                    (1) as a dividend or distribution on Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock;

                    (2) by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock excluded from the definition by the foregoing clause (1);

                    (3) upon conversion of shares of Series C Preferred Stock or Series D Preferred Stock;

                    (4) upon exercise of the Purchase Option or upon conversion of the shares of Series E Preferred Stock;

                    (5)  pursuant to warrants issued by the Company pursuant to
                         (a) the Common Stock Warrant dated as of October 27, 1999 and the Series C Preferred Stock Purchase Agreement, dated as of September 29, 1999 between the Company and U.S. Telesource, Inc., (b) the Warrant Agreement dated as of September 4, 1998 among the Company, Cleartel Communications, Inc., CAIS, Inc. and ING (U.S.) Capital Corporation, Inc., (c) the Series A Preferred Stock and Warrant Purchase Agreement dated as of February 19, 1999 among the Company and the several purchasers set forth therein; and (d) the Warrant to Purchase Common Stock issued pursuant to the First Amendment to the Master License Agreement, dated as of April 23, 1999, among the Company, CAIS, Inc., and Hilton Hotels Corporation (the "Hilton Warrant");
                                                         --------------

                    (6) pursuant to Rights issued or sold to strategic partners after the date hereof which are exercisable, exchangeable or convertible into up to 1,000,000 Additional Shares of Common Stock (as appropriately adjusted for any stock dividends, combinations, splits or the like);

                    (7) Additional Shares of Common Stock issued to the former shareholders of Atcom, Inc. and Business Anywhere USA, Inc. in accordance with the terms of the Amended and Restated Agreement and Plan of Merger, dated as of August 4, 1999, among the Company, CIAM Corp. and Atcom, Inc., as amended by Amendment No. 1, dated as of September 1, 1999, and as further amended by Amendment No. 2, dated as of November 19, 1999, and the Agreement and Plan of Merger, dated as of September 7, 1999, among the Company, Business Anywhere USA, Inc., CIBA Merger Corp., Kim Kao and Amy Hsiao, respectively; and

                    (8) any other shares of Common Stock issued or deemed issued that the holders of a majority of the then outstanding shares of the Series D Preferred Stock and Series E Preferred Stock, voting together as a single class, vote to exclude such shares from the definition of Additional Shares of Common Stock.

               (D)  "Reserved Employee Shares" shall mean shares reserved, as of
                     ------------------------
                    the date hereof, for issuance upon the exercise of outstanding options to purchase up to 5,601,825 shares of Common Stock plus options to acquire up to 947,671 shares of Common Stock to be issued under the Company's Amended and Restated 1998 Equity Incentive Plan as in effect on December 20, 1999 and shares of Common Stock to be issued upon exercise of such options (as appropriately adjusted for any stock dividends, combinations, splits or the like).

               (E)  "Rights to Acquire Common Stock" (or "Rights") shall mean
                     ------------------------------       ------
                    all rights issued by the Company to acquire Common Stock whether by exercise of a warrant, option or similar call, or conversion of any existing instruments, in either case for consideration fixed, in amount or by formula, as of the date of issuance.

          (ii)  No Adjustment of Conversion Price.  No adjustment in the number
                ---------------------------------
                of shares of Common Stock into which the Series D Preferred Stock is convertible shall be made, by adjustment in the applicable Conversion Price thereof, unless the Fair Market Value of the consideration per share (determined pursuant to subsection 5(d)(v) below) received by the Company for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than 95% of the Fair Market Value per share of the Common Stock immediately prior to the issue of such additional shares, or if prior to such issuance, the Company receives written notice from the holders of at least a majority of the then outstanding shares of Series D Preferred Stock and Series E Preferred Stock, voting together as a single class, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

          (iii) Issue of Securities Deemed Issue of Additional Shares of Common
                ---------------------------------------------------------------
                Stock. If the Company at any time or from time to time after the
                -----
                Original Issue Date issues any Options or Convertible Securities or Rights to Acquire Common Stock, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options, Rights to Acquire Common Stock or, in the case of Convertible Securities, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue; provided, however, that Additional Shares of Common Stock shall not be deemed to have been issued unless the Fair Market Value of the consideration per share (determined pursuant to Subsection 5(d)(v) hereof) received by the Company for such Additional Shares of Common Stock would be less than 95% of the Fair Market Value per share of Common Stock on the date of and immediately prior to such issue, or such record date, as the case may be, and provided, further, that in any such case:

               (A) No further adjustment in the Conversion Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Options, Rights or conversion or exchange of such Convertible Securities;

               (B) Upon the expiration or termination of any unexercised Option, Right or Convertible Security, the Conversion Price shall be adjusted immediately to reflect the applicable Conversion Price which would have been in effect had such Option, Right or Convertible Security (to the extent outstanding immediately prior to such expiration or termination) never been issued; and

               (C) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option, Right or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have obtained had the Conversion Price adjustment that was originally made upon the issuance of such Option, Right or Convertible Security which were not exercised or converted prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option, Right or Convertible Security.

          (iv) Adjustment of Conversion Price upon Issuance of Additional Shares
               -----------------------------------------------------------------
               of Common Stock.  If the Company shall at any time after the
               ---------------
               Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 5(d)(iii), but excluding shares issued as a dividend or distribution as provided in subsection 5(f) or upon a stock split or combination as provided in subsection 5(e)), without consideration, or for a consideration per share less than 95% of the Fair Market Value per share of Common Stock on the date of and immediately prior to such issue, or without the requisite number of notices contemplated by subsection 5(d)(ii) hereof, then and in such event, the Conversion Price shall be reduced, concurrently with such issuance, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the sum of
               (A) the number of shares of Common Stock outstanding, on a fully diluted basis, immediately prior to such issuance plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at 95% of the Fair Market Value per share of Common Stock and the denominator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance plus (2) the number of such Additional Shares of Common Stock so issued.

               Notwithstanding the foregoing, the applicable Conversion Price shall not be reduced if the amount of such reduction would be an amount less than $.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.01 or more.

          (v)  Determination of Consideration.  For purposes of this Subsection
               ------------------------------
               5(d), "Fair Market Value" of the consideration received by the
                      -----------------
               Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

               (A)  Cash and Property.  Such consideration shall:
                    -----------------

                    (1) insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                    (2) insofar as it consists of property other than cash, be computed at the Fair Market Value thereof at the time of such issue, as determined in good faith by the Board; and

                    (3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

               (B)  Options, Rights and Convertible Securities.  The
                    ------------------------------------------
                    consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to subsection 5(d)(iii), relating to Options, Rights and Convertible Securities, shall be determined by dividing

                    (1) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options, Rights or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options, Rights or the conversion or exchange of such Convertible Securities, by

                    (2) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options, Rights or the conversion or exchange of such Convertible Securities.

     (e) Adjustment for Stock Splits and Combinations.  If the Company shall at
         --------------------------------------------
any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (f) Adjustment for Certain Dividends and Distributions.  In the event the
         --------------------------------------------------
Company at any time or from time to time after the Original Issue Date shall make or issue a dividend or other distribution payable in Additional Shares of Common Stock, then and in each such event the Conversion Price shall be decreased as of the time of such issuance, by multiplying such Conversion Price by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding, on a fully diluted basis, immediately prior to such issuance and the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such issuance plus the number of such Additional Shares of Common Stock issuable in payment of such dividend or distribution; provided that no such adjustment shall be made if the holders of the Series D Preferred Stock receive such dividend or distribution in accordance with the terms of Section 2(f).

     (g) Adjustments for Other Dividends and Distributions.  In the event the
         -------------------------------------------------
Company at any time, or from time to time after the Original Issue Date shall make or issue, a dividend or other distribution payable in securities of the Company other than shares of Common Stock or other assets or properties, then and in each such event provision shall be made so that the holders of shares of the Series D Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company or other assets or properties that they would have received had their Series D Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period given application to all adjustments called for during such period, under this paragraph with respect to the rights of the holders of the Series D Preferred Stock; provided that no such adjustment shall be made if the holders of the Series D Preferred Stock receive such dividend or distribution in accordance with the terms of Section 2(f).

     (h) Adjustment for Reclassification, Exchange or Substitution.  If the
         ---------------------------------------------------------
Common Stock issuable upon the conversion of the Series D Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares, stock dividend or reorganization, reclassification, merger, consolidation or asset sale provided for elsewhere in this Section 5), then and in each such event the holder of each share of Series D Preferred Stock (whether then outstanding or thereafter issued) shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which all such shares of Series D Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

     (i) Reorganizations, Mergers, Consolidations or Asset Sales.  If at any
         -------------------------------------------------------
time after the Original Issue Date there is a merger, consolidation, recapitalization, sale of all or substantially all of the Company's assets or reorganization involving the Common Stock (collectively, a "Capital
                                                            -------
Reorganization") (other than a merger, consolidation, sale of assets,
--------------
recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 5), as part of such Capital Reorganization, provision will be made so that the holders of Series D Preferred Stock (whether then outstanding or thereafter issued) will thereafter be entitled to receive upon conversion of the Series D Preferred Stock the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such Capital Reorganization, subject to adjustment in respect to such stock or securities by the terms thereof. In any such case, appropriate adjustment will be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series D Preferred Stock after the Capital Reorganization to the end that the provisions of this Section 5 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of the Series D Preferred Stock) will be applicable after that event and be as nearly equivalent as practicable. In the event that the Company is not the surviving entity of any such Capital Reorganization, each share of Series D Preferred Stock shall become shares of preferred stock of such surviving entity, with the same powers, rights and preferences as provided herein.

     (j) No Impairment.  The Company will not, by amendment of its Certificate
         -------------
of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series D Preferred Stock against impairment to the extent required hereunder. Nothing in this Section 5 shall affect the continued accrual of dividends on the Series D Preferred Stock in accordance with the terms of this Certificate of Designation.

     (k) Certificate as to Adjustments.  Upon the occurrence of each adjustment
         -----------------------------
or readjustment of the Conversion Price pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder, if any, of Series D Preferred Stock outstanding a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records. The Company shall, upon the reasonable written request of any holder of Series D Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series D Preferred Stock. Despite such adjustment or readjustment, the form of each or all Series D Preferred Stock certificates, if the same shall reflect the initial or any subsequent Conversion Price, need not be changed in order for the adjustments or readjustments to be valid in accordance with the provisions of this Certificate of Designation, which shall control.

     (l) Notice of Record Date.  In the event
         ---------------------

          (i) that the Company declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Company;

          (ii) that the Company subdivides or combines its outstanding shares of Common Stock;

          (iii) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon);

          (iv)  of any Capital Reorganization; or

          (v) of the involuntary or voluntary dissolution, liquidation or winding up of the Company;

          then the Company shall cause to be filed at its principal office or at the office of the transfer agent of the Series D Preferred Stock, and shall cause to be mailed to the holders of the Series D Preferred Stock at their last addresses as shown on the records of the Company, or such transfer agent, at least 10 days prior to the record date specified in (A) below or 20 days prior to the date specified in (B) below, a notice stating

                (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

               (B) the date on which such reclassification, Capital Reorganization, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, Capital Reorganization, dissolution or winding up.

     Section 6.  Mandatory Redemption.
                 --------------------

     (a) Upon the occurrence of a Mandatory Redemption Event (as defined below) at the option and written election of the holders of a majority of the voting power of the outstanding shares of the Series D Preferred Stock (a "Redemption
                                                                    ----------
Demand"), the Company shall redeem all outstanding shares of Series D Preferred
------
Stock, out of funds of the Company legally available therefor, at a redemption price per share (the "Redemption Price") equal to the greater of (i) the sum of
                      ----------------
(A) the Original Series D Issue Price plus (B) any compounded accrued and unpaid dividends thereon (whether or not declared, whether or not funds of the Company are legally available for the payment of dividends and whether or not such dividends have been declared by the Board), in each case as adjusted for any stock dividends, combinations or splits or similar events with respect to such shares and (ii) the Fair Market Value (as defined in Section 3(c)) of the number of shares of Common Stock issuable upon conversion of such shares of Series D Preferred Stock if converted in accordance with the terms of Section 5 of this Certificate of Designation as of the Redemption Date (as defined below). The redemption under this Section 6 shall take place on a date (the "Redemption
                                                                 ----------
Date") that is no later than 30 days after the receipt by the Company of the
----
Redemption Demand.

     (b) The following events shall constitute a "Mandatory Redemption Event"
                                                  --------------------------
for purposes hereof:

          (i) the fifth anniversary of the Original Issuance Date; provided that the holders of the Series D Preferred Stock make the election described in subsection 6(a) within 60 days of such fifth anniversary;

          (ii)  a Change of Control occurs;

          (iii) a sale, transfer, lease, assignment, conveyance or other disposition of all or substantially all of the assets of the Company to any other Person;

          (iv) the execution of, or entering into by the Company, an agreement to do any of the above; or

          (v) any of the following events occurs, each of which shall constitute an "Event of Default":
                               ----------------

                (A) failure by the Company to pay any dividend on the Series D Preferred Stock when due or to make any required liquidation or redemption payment and such failure continues for a period of 5 days;

               (B) failure by the Company to perform or observe in any material respect any Material Covenant (as defined in the Purchase Agreement) of the Company contained in the Purchase Agreement, and such failure continues for 30 days after written notice thereof shall have been given to the Company by the holders of at least 25% of the then outstanding shares of Series D Preferred Stock;

               (C)  any representation or warranty of the Company set forth in
                    Section 3.3, 3.5, 3.6 and 3.9 in the Purchase Agreement was not accurate or complete in all material respects as of the time such representation or warranty was made;

               (D) (1) failure by the Company or any Subsidiary to make payment due on any indebtedness or other security with an aggregate principal amount or liquidation preference in excess of $1,000,000 prior to the expiration of the grace period provided in such indebtedness or other security, and/or (2) default by the Company or any Subsidiary under any financing agreement under which the Company or any Subsidiary has outstanding indebtedness with an aggregate principal amount in excess of $1,000,000 which default would permit the holder thereof pursuant to the terms of such agreement to accelerate such indebtedness;

               (E) (i) the Company's voluntary or involuntary bankruptcy, receivership, assignment for the benefit of creditors, liquidation which, in the case of any such involuntary proceeding, has not been discharged or stayed within 60 days after the commencement thereof, or (ii) acceleration of third party obligations or unsatisfied judgments in excess of $500,000 of, by or on behalf of the Company which obligations shall not have been satisfied or discharged or which judgments have not been satisfied, discharged or stayed within 30 days thereafter.

     (c) At least twenty (20) days prior to the Redemption Date, the Company shall send a notice (the "Redemption Notice") of such redemption to be effected
                          -----------------
to all holders of record (at the close of business on the business day next preceding the day on which notice is given) of the outstanding Series D Preferred Stock specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price and the place at which payment may be obtained.

     (d) On or prior to the Redemption Date, the Company shall deposit the Redemption Price of all shares to be redeemed as of such date with a bank or trust company having aggregate capital and surplus in excess of $50,000,000, as a trust fund, with irrevocable instructions and authority to the bank or trust company to pay, upon receipt of notice from the Company that such holder has surrendered the Series D Preferred Stock share certificates in accordance with Section 6(e), the Redemption Price of the shares to their respective holders. Any moneys deposited by the Company pursuant to this Section 6(d) for the redemption of shares thereafter converted into shares of Common Stock pursuant to Section 5 hereof no later than the fifth (5th) day preceding the Redemption Date shall be returned to the Company forthwith upon such conversion. The balance of any funds deposited by the Company pursuant to this Section 6(d) remaining unclaimed at the expiration of one (1) year following such Redemption Date shall be returned to the Company promptly upon its written request.

     (e) On such Redemption Date, each holder of shares of Series D Preferred Stock to be redeemed shall surrender such holder's certificates representing such shares to the Company in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the Person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares which new certificate shall entitle the holder thereof to all the powers, preferences and rights of a holder of such shares. From and after such Redemption Date, unless there shall have been a default in payment of the Redemption Price or the Company is unable to pay the Redemption Price due to not having sufficient legally available funds, all rights of the holder of such shares as a holder of Series D Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificates), shall cease and terminate with respect to such shares; provided that in the event that shares of Series D Preferred Stock are not redeemed due to a default in payment by the Company or because the Company does not have sufficient legally available funds, such shares of Series D Preferred Stock shall remain outstanding and shall be entitled to all of the rights and preferences provided herein.

     (f) Shares subject to redemption pursuant to this Section 6 shall be redeemed from each holder of Series D Preferred Stock on a pro rata basis.

     (g) If upon any Redemption Date the assets of the Company available for redemption are insufficient to pay the redeeming holders of outstanding shares of Series D Preferred Stock the full amounts to which they are entitled, all shares of the Series D Preferred Stock will be redeemable for cash upon demand. The shares of Series D Preferred Stock not redeemed shall remain outstanding and be entitled to all the powers, preferences and rights provided herein. At any time thereafter when additional funds of the Company are legally available for the redemption of shares of Series D Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Company has become obligated to redeem on any Redemption Date but which it has not redeemed.

     (h) The Company will not enter into any contract or agreement (whether verbal or written) restricting or impairing its ability to redeem shares of the Series D Preferred Stock in accordance with this Section 6.

     Section 7.  Additional Definitions.  For purposes of this Certificate of
                 ----------------------
Designation, the following terms shall have the following meanings:

     (a) "Affiliate" means, with respect to any Person, any other Person that
          ---------
directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, for so long as such Person remains so associated to the specified Person;

     (b) "beneficial owner" or "beneficially own" has the meaning given such
          ----------------      ----------------
term in Rule 13d-3 under the Exchange Act and a Person's beneficial ownership of voting securities shall be calculated in accordance with the provisions of such Rule; provided, however, that for purposes of determining beneficial ownership,
      --------  -------
a Person shall be deemed to be the beneficial owner of any security which may be acquired by such Person whether within 60 days or thereafter, upon the conversion, exchange or exercise of any warrants, options, rights or other.

     (c)  "Capital Stock" means, with respect to any Person at any time, any and
           -------------
all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person, and with respect to the Company includes, without limitation, any and all shares of Common Stock, the Series D Preferred Stock and the Series E Preferred Stock.

     (d)  "Change of Control" means (i) during any period of two consecutive
           -----------------
years, individuals who at the beginning of such period constituted the directors of the Company (together with any new directors whose election by such directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office, (ii) any merger or consolidation with or into any other entity or any other similar transaction, whether in a single transaction or series of related transactions where (A) the stockholders of the Company immediately prior to such transaction in the aggregate cease to own at least 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent thereof) or (B) any Person becomes the beneficial owner of more than 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent thereof),
(iii) any transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred to any Person, (iv) the sale, transfer, lease, assignment, conveyance, exchange, mortgage or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, or (v) any liquidation, dissolution or winding-up of the Company;

     (e)  "Equity Securities" means any and all shares of Capital Stock of the
           -----------------
Company, securities of the Company convertible into, or exchangeable or exercisable for, such shares, and options, warrants or other rights to acquire such shares (including the Purchase Option).

     (f) "Exempt Acquisition" means any acquisition (whether through merger,
          ------------------
consolidation or otherwise) (i) which has a purchase price (including any assumed indebtedness and valuing any non-cash consideration at its Fair Market Value, as defined in
Section 3(c)) of less than 5% of the market capitalization (as reflected by the aggregate Fair Market Value of the outstanding Common Stock) of the Company as of the date of the execution of the definitive agreement relating thereto and
(ii) which, together with all other Exempt Acquisitions, has an aggregate purchase price (including any assumed indebtedness and valuing any non-cash consideration at its Fair Market Value) of not more than $50.0 million (which amount, for the purposes of Section 4(b)(iv)(A) shall be measured from December 21, 1999);

     (g) "Group" has the meaning assigned to such term in Section 13(d)(3) of
          -----
the Securities Exchange Act of 1934, as amended;

     (h) "Investor Director" means any member of the Board designated by the
          -----------------
Investor Stockholder pursuant to Section 2.1 of the Stockholders Agreement;

     (i) "Person" means any individual, corporation, limited liability company,
          ------
limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any Group comprised of two or more of the foregoing.

                   [Signatures appear on the following page]

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be executed this 9th day of February, 2000.

                                CAIS INTERNET, INC.

                                By: /s/ Ulysses G. Auger, II
                                    ----------------------------
                                Name:  Ulysses G. Auger, II
                                Title: Chief Executive Officer

ATTEST:
/s/ Michael G. Plantamura
------------------------------------
Michael G. Plantamura, Secretary

                 FORM OF CERTIFICATE OF DESIGNATION OF SERIES
                  AND DETERMINATION OF RIGHTS AND PREFERENCES

                                      OF

                 SERIES E CONVERTIBLE PARTICIPATING PREFERRED
                                     STOCK

                                      OF

                              CAIS INTERNET, INC.

     CAIS Internet, Inc., a Delaware corporation (the "Company"), acting
                                                       -------
pursuant to Section 151 of the General Corporation Law of Delaware, does hereby submit the following Certificate of Designation of Series and Determination of Rights and Preferences of its Series E Convertible Participating Preferred Stock.

     FIRST:  The name of the Company is CAIS Internet, Inc.

     SECOND: By unanimous consent of the Board of Directors of the Company (the "Board"), dated as of December 20, 1999, the following resolutions were duly
 -----
adopted:

     WHEREAS, the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation") authorizes 25,000,000 shares of
              ----------------------------
preferred stock, par value $.01 per share (the "Preferred Stock"), issuable from
                                                ---------------
time to time in one or more series;

     WHEREAS, the Board is authorized, subject to certain limitations prescribed by law and certain provisions of the Certificate of Incorporation, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series; and

     WHEREAS, the Board deems it advisable to establish a series of Preferred Stock, designated as Series E Convertible Participating Preferred Stock, par value $.01 per share.

     NOW, THEREFORE, BE IT RESOLVED, that the series of Preferred Stock designated as Series E Convertible Participating Preferred Stock is hereby authorized and established; and

     FURTHER, RESOLVED, that the Board does hereby fix and determine the designation, rights, preferences, powers, restrictions and limitations of the Series E Convertible Participating Preferred Stock as follows:

     Section 1.  Designation; Rank.

     This series of cumulative convertible participating Preferred Stock shall be designated and known as the "Series E Convertible Participating Preferred Stock" (hereinafter in this Certificate of Designation called the "Series E
                                                                   --------
Preferred Stock").  The number of shares
---------------
constituting the Series E Preferred Stock shall be 9,620,393 shares (including 2,477,536 shares of Series E Preferred Stock reserved exclusively for the payment of dividends pursuant to Section 2).

     The Series E Preferred Stock shall, with respect to dividends and rights upon liquidation, dissolution or winding up, whether voluntary or involuntary, rank (i) senior to the common stock of the Company, par value $.01 per share (the "Common Stock"), and to each other class of capital stock or series of
      ------------
Preferred Stock or other equity-linked security established after the date on which the first share of Series E Preferred Stock is issued by the Company under this Certificate of Designation (the "Original Issue Date") by the Board the
                                      -------------------
terms of which do not expressly provide that it ranks senior to or on a parity with the Series E Preferred Stock as to dividends and rights upon liquidation, dissolution or winding up, whether voluntary or involuntary (collectively referred to with the Common Stock as "Junior Securities"); (ii) on parity with
                                      -----------------
any additional shares of Series E Preferred Stock issued by the Company in the future pursuant to the irrevocable option (the "Purchase Option") to purchase
                                                ---------------
Option Shares (as defined in the Preferred Stock Purchase Agreement, dated as of December 20, 1999 (the "Purchase Agreement") between the Company and CII
                        ------------------
Ventures LLC, a Delaware limited liability company (the "Investor
                                                         --------
Stockholder")), any shares of Series D Convertible Participating Preferred Stock (the "Series D Preferred Stock") issued by the Company and any other class of
      ------------------------
capital stock or series of Preferred Stock or other equity-linked security issued by the Company established after the Original Issue Date by the Board, the terms of which expressly provide that it will rank on a parity with the Series E Preferred Stock as to dividends and rights upon liquidation, dissolution or winding up, whether voluntary or involuntary (collectively referred to as "Parity Securities"); and (iii) junior to the Company's Series C
                -----------------
Convertible Preferred Stock ("Series C Preferred Stock") and to each class of
                              ------------------------
capital stock or series of Preferred Stock or other equity-linked security issued by the Company after the Original Issue Date by the Board the terms of which expressly provide that it will rank senior to the Series E Preferred Stock as to dividends and rights upon liquidation, dissolution or winding up, whether voluntary or involuntary (collectively referred to as "Senior Securities").
                                                       -----------------

     Section 2.  Dividends.

     (a) The holders of outstanding shares of Series E Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Company which are, by law, available for such payment, cumulative dividends, payable in additional shares of Series E Preferred Stock, at a rate per annum equal to 6.0% of the sum of (i) $14.00 per share (the "Original Series E Issue Price") and (ii) all compounded accrued and unpaid
------------------------------
dividends on such share of Series E Preferred Stock from the Original Issue Date, in each case, as adjusted for any stock dividends, combinations or splits or similar events with respect to the shares. Such dividends shall be paid and compounded quarterly on the fifteenth day of December, March, June and September in each year commencing with a payment on the first such payment date following the Original Issue Date with respect to any shares of Series E Preferred Stock of dividends accrued from the Original Issue Date. Each such dividend shall be payable to the holders of record of shares of Series E Preferred Stock as they appear on the share register of the Company on the corresponding Record Date. As used herein, the term "Record Date" means, with respect to the dividend
                       -----------
payable on March 15, June 15, September 15 and December 15, respectively of each year, the preceding February 28, May 31, August 31 and November 30, or such other record date, not more than 60 days or less than 10 days preceding the payment dates thereof, as shall be fixed by the Board.

     (b) The amount of dividends payable for each full dividend period for the Series E Preferred Stock shall be computed by dividing the annual 6.0% rate by four. The amount of dividends payable for the initial dividend period, or any other period shorter or longer than a full dividend period, on the Series E Preferred Stock shall be computed on the basis of twelve 30-day months and a 360-day year.

     (c) Dividends on the Series E Preferred Stock shall accumulate and compound quarterly whether or not the Company has earnings or profits, whether or not there are funds legally available for payment of such dividends and whether or not dividends are declared. Dividends will accumulate and compound quarterly to the extent they are not paid. The Company shall take all actions required or permitted under the General Corporation Law of Delaware to permit the payment of dividends on the Series E Preferred Stock and shall declare and pay such dividends to the extent there are funds legally available therefor.

     (d) So long as any shares of the Series E Preferred Stock are outstanding, except as described in the next succeeding sentence, unless full cumulative dividends on all outstanding shares of Series E Preferred Stock for all past dividends have contemporaneously been declared and paid in full or declared and consideration sufficient for the payment thereof set apart for such payment on the Series E Preferred Stock, then: (A) no dividend shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any shares of Parity Securities; (B) no other distribution shall be declared or made upon, or any sum set apart for the payment of any distribution upon, any shares of Parity Securities; (C) no shares of Parity Securities shall be purchased, redeemed or otherwise acquired or retired for value (except by conversion into or an exchange for shares of Junior Securities) by the Company or any entity as to which the Company owns, directly or indirectly, more than 50% of such entity's stock (or similar voting interests) entitled to vote generally in the election of directors (or other governing body) (a "Subsidiary"); and (D) no monies shall
                                           ----------
be paid into or set apart or made available for a sinking or other like fund for the purchase, redemption or other acquisition or retirement for value of any shares of Parity Securities by the Company or any of its Subsidiaries. If at any time the Company pays less than the total amount of dividends then accrued with respect to the Series E Preferred Stock, such payment shall be distributed ratably among the holders of Series E Preferred Stock based upon the aggregate accrued but unpaid dividends on the Series E Preferred Stock held by each holder. When dividends are not paid in full or consideration sufficient for such payment is not set apart, as aforesaid, all dividends declared upon any other class or series of Parity Securities shall be declared ratably in proportion to the respective amounts dividends accumulated and unpaid on the Series E Preferred Stock and accumulated and unpaid on such Parity Securities.

     (e) Unless full cumulative dividends on all outstanding shares of Series E Preferred Stock for all past dividends have been declared and paid in full or declared and consideration sufficient for the payment thereof set apart for such payment on the Series E Preferred Stock, then: (A) no dividend (other than a dividend payable solely in shares of any Junior Securities) shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any shares of Junior Securities; (B) no other distribution shall be declared or made upon, or any sum set apart for the payment of any distribution upon, any shares of Junior Securities; (C) no shares of Junior Securities shall be purchased, redeemed or otherwise acquired or retired for value (excluding an exchange for shares of other Junior Securities) by the Company or any of its Subsidiaries; and (D) no monies shall be paid into or set apart or made available for a sinking or other like fund for the purchase, redemption or other acquisition or retirement for value of any shares of Junior Securities by the Company or any of its Subsidiaries. Holders of Series E Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends as herein described.

     (f) In addition, when and if the Board of Directors shall declare a dividend payable with respect to the then outstanding shares of Common Stock, the holders of the Series E Preferred Stock shall be entitled to the amount of dividends per share as would be payable on the largest number of whole shares of Common Stock into which each share of Series E Preferred Stock could then be converted pursuant to Section 5 hereof. Any such declared and unpaid dividends will be payable upon a liquidation, dissolution or winding up, whether voluntary or involuntary, first to the holders of Series E Preferred Stock and then to the holders of Common Stock.

     Section 3.  Liquidation Preference.

     (a) Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any Junior Securities, the holders of Series E Preferred Stock shall be entitled to be paid out of the remaining assets of the Company legally available for distribution with respect to each share of Series E Preferred Stock an amount in cash equal to the greater of (i) the sum of (A) the Original Series E Issue Price per share plus (B) any compounded accrued but unpaid dividends thereon (whether or not declared, whether or not funds of the Company are legally available for the payment of dividends and whether or not such dividends have been declared by the Board), in each case as adjusted for any stock dividends, combinations or splits or similar events with respect to such shares or (ii) an amount equal to the amount the holders of Series E Preferred Stock would have received upon liquidation, dissolution or winding up had such holders converted their shares of Series E Preferred Stock in accordance with the terms of Section 5, and any accrued but unpaid dividends thereon, into shares of Common Stock (such greater amount, the "Liquidation Preference"). If
                                                  ----------------------
upon any such liquidation, dissolution or winding up of the Company, the remaining assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series E Preferred Stock the full Liquidation Preference and the holders of all Parity Securities the full liquidation preference thereof, the holders of shares of Series E Preferred Stock and any such other Parity Securities shall share ratably in any distribution of the remaining assets of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

     (b) After payment in full of the Liquidation Preference, the remaining assets of the Company legally available for distribution, if any, shall be distributed to the holders of any Junior Securities.

     (c) The value of any property not consisting of cash which is distributed by the Company to the holders of the Series E Preferred Stock pursuant to
Section 3(a) or otherwise will equal the Fair Market Value (as defined below) thereof. For purposes hereof, the "Fair Market Value" of any property shall
                                    -----------------
mean the fair market value thereof as determined in good faith by the Board; provided, however, that the value of any securities will be determined as follows:

          (i) Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

               (A) If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the closing;

               (B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

               (C) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Board and the holders of at least a majority of the voting power of all then outstanding shares of Series E Preferred Stock.

          (ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an Affiliate (as defined in Section 7) or former Affiliate) shall be to make an appropriate discount from the market value determined as above in (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by the Board and the holders of at least a majority of the voting power of all then outstanding shares of Series E Preferred Stock and Series D Preferred Stock, voting together as a single class.

     (d) For purposes of this paragraph 3, holders of a majority of the voting power of the outstanding shares of Series E Preferred Stock and Series D Preferred Stock, voting together as a single class, may designate that (1) a merger or consolidation of the Company with or into another Person (as defined in Section 7) where (A) the stockholders of the Company immediately prior to such transaction in the aggregate cease to own at least 50% of the voting securities of the entity surviving or resulting from such transaction (or ultimate parent thereof) or (B) any Person becomes the beneficial owner of more than 50% of the voting securities of the entity surviving or resulting from such transactions (or ultimate parent thereof) or (2) a sale, lease, transfer or other disposition of all or substantially all of the Company's assets or stock of its Subsidiaries shall be deemed a liquidation, dissolution or winding up of the Company with respect to the Series E Preferred Stock, and holders of shares of Series E Preferred Stock shall be entitled to payment of the Liquidation Preference in accordance with this Section 3.

Section 4.  Voting Rights.

     (a) Each holder of outstanding shares of Series E Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which all of the shares of Series E Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 5 hereof), at each meeting of stockholders of the Company (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Company for their action or consideration. Except as provided by law or by the express provisions hereof, holders of Series E Preferred Stock shall vote together with the holders of Common Stock as a single class.

     (b) Subject to Section 4(c), unless otherwise provided by law, the vote or written consent of the holders of at least a majority of the then outstanding shares of Series E Preferred Stock and Series D Preferred Stock, voting together as a single class, shall be necessary for effecting or validating the following actions:

          (i) any amendment, alteration or change to the rights, preferences, privileges or powers of Series E Preferred Stock in any manner that adversely affects the shares of such series;

          (ii) any increase or decrease in the total number of authorized or issued shares of Series E Preferred Stock;

          (iii) any authorization, creation (by way of reclassification or otherwise) or issuance of any Senior Securities, Parity Securities or Junior Securities, other than (1) the issuance of additional shares of Series E Preferred Stock pursuant to
                Section 2 hereof or any shares of Series D Preferred Stock to be issued to the Investor Stockholder pursuant to Section 2 of the Certificate of Designation establishing the Series D Preferred Stock, (2) the issuance of Parity Securities or Junior Securities with a total aggregate value of not more than $30 million (in addition to the securities described in clauses (1), (3), (4) and (5) of this subsection (iii) and in addition to any Parity Securities or Junior Securities the issuance of which has been approved by the holders of the Series E Preferred Stock and Series D Preferred Stock pursuant to this subsection (iii)), (3) the issuance of Parity Securities or Junior Securities as consideration in any transaction of the type described in clause
                (iv) of this Section 4(b) which does not require the consent of the holders of the Series E Preferred Stock or Series D Preferred Stock or to which such holders have consented, (4) Common Stock issued upon the conversion or exercise of the securities described in Sections 5(d)(i)(C)(3), 5(d)(i)(C)(5) and 5(d)(i)(C)(7) in accordance with the terms of such securities, and (5) the Reserved Employee Shares (as defined in Section 5(d)(i)(D));

          (iv) (A) any merger or consolidation with or into any other Person, or any acquisition of another Person, whether in a single transaction or series of related transactions, other than Exempt Acquisitions (as defined in Section 7) or (B) any proposed transaction or series of related transactions involving a Change of Control (as defined in Section 7) of the Company;

          (v) any redemption, acquisition or other purchase of any share of Common Stock or Preferred Stock of the Company with an aggregate redemption or purchase price in excess of $10 million, unless, in the case of any Preferred Stock, such redemption, acquisition or purchase is required by the terms of such Preferred Stock or, in the case of the Hilton Warrant (as defined in Section 5(d)(i)(C)(5)), such redemption, acquisition or purchase is required by the terms of the Hilton Warrant;

          (vi) any sale of a Subsidiary's securities to any third party (other than the Company or any other wholly owned Subsidiary of the Company);

          (vii) any amendment, repeal or alteration of the Company's Certificate of Incorporation or Amended and Restated Bylaws in a manner that adversely affects the holders of the Series E Preferred Stock; provided that no increase in the number of authorized shares of Common Stock or Preferred Stock shall, per se, be deemed to adversely affect such holders;

          (viii) any sale or transfer of any of the technology or other intellectual property, to any other Person other than in the ordinary course of business; or

          (ix)   any arrangement or contract to do any of the foregoing.

     (c) Except as otherwise set forth below, the consent rights of the holders of the Series E Preferred Stock and the Series D Preferred Stock set forth in
Section 4(b) shall continue until such time as no shares of Series E Preferred Stock or Series D Preferred Stock are outstanding:

          (i)    At such time as the Investor Stockholder, together with its
                 Affiliates:

          (A) shall cease to own at least 10% of the outstanding Common Stock (determined with respect to the Series E Preferred Stock and the Series D Preferred Stock and any other Equity Securities (as defined in Section 7) owned by the Investor Stockholder and its Affiliates that are convertible into, or exchangeable or exercisable for Common Stock, on an as-converted, exchanged or exercised basis (any determination made in accordance with the foregoing shall hereinafter be referred to as "as converted")),
                                                                ------------
                 the holders of the Series E Preferred Stock and the Series D Preferred Stock shall cease to have the consent rights set forth in clauses (iii), (iv) (except with respect to clause (B) thereof), (vi) (except where such a sale would constitute a Change of Control) and (viii) of Section 4(b); and

          (B) shall either (A) cease to own at least 5% of the outstanding Common Stock as converted or (B) cease to have the right to designate an Investor Director pursuant to Section 2.1 of the Stockholders Agreement (as defined in Section 4(d)) as a result of a Transfer (as defined in the Stockholders Agreement) of such rights in accordance with Section 3.1(b)(i) of the Stockholders Agreement or in accordance with Section 2.7(a) of the Stockholders Agreement, the holders of the Series E Preferred Stock and the Series D Preferred Stock shall cease to have the consent rights set forth in Section 4(b) except for those set forth in clauses (i), (ii), (vii) and (ix) (in the case of clause (ix), however, only as it relates to clauses
                 (i), (ii) and (vii)) thereof. For the purposes of this Section 4(c)(i), "Common Stock" shall include any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

          (ii) Notwithstanding Section 4(c)(i), the consent rights of the holders of the Series E Preferred Stock and the Series D Preferred Stock set forth in Section 4(b) (except for those rights specified in clauses (i), (ii), (vii) and (ix) (in the case of clause (ix), however, only as it relates to clauses
                 (i), (ii) and (vii)), which shall continue until such time as no shares of Series E Preferred Stock or Series D Preferred Stock are outstanding) shall terminate at such time as the Investor Stockholder and its Affiliates shall cease to own a majority of the outstanding shares of the Series E Preferred Stock and the Series D Preferred Stock, taken as a whole.

     (d)  If an "Event of Default" specified in clauses (A), (B), (C) or (E) of
Section 6(b)(v) shall exist, the number of directors constituting the Company's Board shall be increased to a number so that after the newly created vacancies are filled by the holders of the shares of Series E Preferred Stock and Series D Preferred Stock, as provided in the next succeeding sentence, such number of directors, together with the directors designated pursuant to Section 2.1 of the Stockholders Agreement, dated as of February 9, 2000 (the "Stockholders
                                                           ------------
Agreement"), among the Company, the Investor Stockholder and the other
----------
stockholders signatory thereto shall constitute a majority of the Board. The holders of a majority of the outstanding shares of Series E Preferred Stock and Series D Preferred Stock, voting together as a single class, shall be entitled to elect such number of additional directors to the Board necessary to fill the vacancies created pursuant to the preceding sentence. Such right may be exercised initially either at a special meeting of the holders of Series E Preferred Stock and Series D Preferred Stock or at any annual meeting of stockholders held for purposes of electing directors, and thereafter at such annual meetings. If any director so elected by the holders of Series E Preferred Stock and Series D Preferred Stock shall cease to serve as a director before his or her term shall expire, the holders of the Series E Preferred Stock and Series D Preferred Stock, voting together as a single class, then outstanding may, at a special meeting of the holders, elect a successor to hold office for the unexpired term of the director whose place shall be vacant. Whenever any such Event of Default ceases to exist, then the right of the holders of the Series E Preferred Stock and the Series D Preferred Stock to elect such additional directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any future Events of Default), and the term of office of any Person elected as director by the holders of the Series E Preferred Stock and Series D Preferred Stock pursuant to this subsection 4(d) shall forthwith terminate and the number of directors constituting the Board shall be reduced accordingly.

     Section 5.  Conversion Rights.

     The holders of the Series E Preferred Stock and the Company shall have conversion rights as follows (the "Conversion Rights"):
                                   -----------------

     (a)  Right to Convert.
          ----------------

          (i) Each share of Series E Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, subject to compliance with this Section 6, into fully paid and nonassessable shares of Common Stock at the then effective Conversion Rate (as defined below) (each such conversion, an "Optional Conversion"). The Conversion Rate shall equal an
                 --------------------
                amount determined by dividing (i) the Original Series E Issue Price, plus any compounded accrued and unpaid dividends (whether or not declared, whether or not funds of the Company are legally available for the payment of dividends and whether or not such dividends have been declared by the Board) on such shares of Series E Preferred Stock, by (ii) the Conversion Price (as defined below) in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series E Preferred Stock without the payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be $20.00. Such initial
                      ----------------
                Conversion Price and the rate at which shares of Series E Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

          (ii) Commencing on the fifth anniversary of the Original Issue Date, upon the written election of the Board and written notice to the holders of Series E Preferred Stock, each share of Series E Preferred Stock then outstanding shall be converted automatically into fully paid and nonassessable shares of Common Stock at the then effective Conversion Rate; provided the Board makes this election and provides written notice of its election to the holders of the Series E Preferred Stock within 60 days of the fifth anniversary of the Original Issue Date.

          (iii) In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, as set forth in
                Section 3 above, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series E Preferred Stock.

     (b)  Fractional Shares.  No fractional shares of Common Stock shall be
          -----------------
issued upon conversion of the Series E Preferred Stock. In lieu of fractional shares, the Company shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

     (c)  Mechanics of Conversion.
          -----------------------

          (i) In order to convert shares of Series E Preferred Stock into shares of Common Stock, the holder shall surrender the certificate or certificates for such shares of Series E Preferred Stock at the office of the transfer agent (or at the principal office of the Company if the Company serves as its own transfer agent), together with, in the case of an Optional Conversion, written notice that such holder elects to convert all or any number of the shares represented by such certificate or certificates. Such notice shall state the number of shares of Series E Preferred Stock which the holder seeks to convert. If required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form reasonably satisfactory to the Company, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent or the Company shall be the conversion date ("Conversion Date"). As
                                                       ---------------
                soon as practicable after the Conversion Date, the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificate representing the shares of Series E Preferred Stock to be converted, and the Person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

          (ii) The Company shall at all times during which the Series E Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series E Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series E Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series E Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

          (iii) All shares of Series E Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive dividends, notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor, and if applicable, cash for any fractional shares of Common Stock. Any shares of Series E Preferred Stock so converted shall be retired and canceled and shall not be reissued as Series E Preferred Stock, and the Company may from time to time take such appropriate action as may be necessary to reduce the number of shares of authorized Series E Preferred Stock accordingly.

          (iv) If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Series E Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the Person(s) entitled to receive the Common Stock issuable upon such conversion of the Series E Preferred Stock shall not be deemed to have converted such Series E Preferred Stock until immediately prior to the closing of the sale of securities.

     (d)  Adjustments to Conversion Price for Diluting Issues.
          ---------------------------------------------------

          (i)  Special Definitions.  For purposes of this Subsection 5(d), the
               -------------------
               following definitions shall apply:

               (A)  "Option" shall mean rights, options or warrants to subscribe
                     ------
                    for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding the Reserved Employee Shares.

               (B)  "Convertible Securities" shall mean any evidences of
                     ----------------------
                    indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

               (C)  "Additional Shares of Common Stock" shall mean all shares of
                     ---------------------------------
                    Common Stock issued (or, pursuant to Subsection 5(d)(iii) below, deemed to be issued) by the Company after the Original Issue Date, other than Reserved Employee Shares and other than shares of Common Stock issued or issuable:

                    (1) as a dividend or distribution on Series C Preferred Stock, Series E Preferred Stock or Series D Preferred Stock;

                    (2) by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock excluded from the definition by the foregoing clause (1);

                    (3) upon conversion of shares of Series C Preferred Stock or Series D Preferred Stock;

                    (4) upon any further exercise of the Purchase Option or upon conversion of the shares of Series E Preferred Stock;

                    (5)  pursuant to warrants issued by the Company pursuant to
                         (a) the Common Stock Warrant dated as of October 27, 1999 and the Series C Preferred Stock Purchase Agreement, dated as of September 29, 1999 between the Company and U.S. Telesource, Inc., (b) the Warrant Agreement dated as of September 4, 1998 among the Company, Cleartel Communications, Inc., CAIS, Inc. and ING (U.S.) Capital Corporation, Inc., (c) the Series A Preferred Stock and Warrant Purchase Agreement dated as of February 19, 1999 among the Company and the several purchasers set forth therein; and (d) the Warrant to Purchase Common Stock issued pursuant to the First Amendment to the Master License Agreement, dated as of April 23, 1999, among the Company, CAIS, Inc., and Hilton Hotels Corporation (the "Hilton Warrant");
                                                         --------------

                    (6) pursuant to Rights issued or sold to strategic partners after the date hereof which are exercisable, exchangeable or convertible into up to 1,000,000 Additional Shares of Common Stock (as appropriately adjusted for any stock dividends, combinations, splits or the like);

                    (7) Additional Shares of Common Stock issued to the former shareholders of Atcom, Inc. and Business Anywhere USA, Inc. in accordance with the terms of the Amended and Restated Agreement and Plan of Merger, dated as of August 4, 1999, among the Company, CIAM Corp. and Atcom, Inc., as amended by Amendment No. 1, dated as of September 1, 1999, and as further amended by Amendment No. 2, dated as of November 19, 1999, and the Agreement and Plan of Merger, dated as of September 7, 1999, among the Company, Business Anywhere USA, Inc., CIBA Merger Corp., Kim Kao and Amy Hsiao, respectively; and

                    (8) any other shares of Common Stock issued or deemed issued that the holders of a majority of the then outstanding shares of the Series E Preferred Stock and Series D Preferred Stock, voting together as a single class, vote to exclude such shares from the definition of Additional Shares of Common Stock.

               (D)  "Reserved Employee Shares" shall mean shares reserved, as of
                     ------------------------
                    the date hereof, for issuance upon the exercise of outstanding options to purchase up to 5,601,825 shares of Common Stock plus options to acquire up to 947,671 shares of Common Stock to be issued under the Company's Amended and Restated 1998 Equity Incentive Plan as in effect on December 20, 1999 and shares of Common Stock to be issued upon exercise of such options (as appropriately adjusted for any stock dividends, combinations, splits or the like).

               (E)  "Rights to Acquire Common Stock" (or "Rights") shall mean
                     ------------------------------       ------
                    all rights issued by the Company to acquire Common Stock whether by exercise of a warrant, option or similar call, or conversion of any existing instruments, in either case for consideration fixed, in amount or by formula, as of the date of issuance.

        (ii)   No Adjustment of Conversion Price.  No adjustment in the number
               ---------------------------------
               of shares of Common Stock into which the Series E Preferred Stock is convertible shall be made, by adjustment in the applicable Conversion Price thereof, unless the Fair Market Value of the consideration per share (determined pursuant to subsection 5(d)(v) below) received by the Company for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than 95% of the Fair Market Value per share of the Common Stock immediately prior to the issue of such additional shares, or if prior to such issuance, the Company receives written notice from the holders of at least a majority of the then outstanding shares of Series E Preferred Stock and Series D Preferred Stock, voting together as a single class, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

        (iii)  Issue of Securities Deemed Issue of Additional Shares of Common
               ---------------------------------------------------------------
               Stock. If the Company at any time or from time to time after the
               -----
               Original Issue Date issues any Options or Convertible Securities or Rights to Acquire Common Stock, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options, Rights to Acquire Common Stock or, in the case of Convertible Securities, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue; provided, however, that Additional Shares of Common Stock shall not be deemed to have been issued unless the Fair Market Value of the consideration per share (determined pursuant to Subsection 5(d)(v) hereof) received by the Company for such Additional Shares of Common Stock would be less than 95% of the Fair Market Value per share of Common Stock on the date of and immediately prior to such issue, or such record date, as the case may be, and provided, further, that in any such case:

               (A) No further adjustment in the Conversion Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Options, Rights or conversion or exchange of such Convertible Securities;

               (B) Upon the expiration or termination of any unexercised Option, Right or Convertible Security, the Conversion Price shall be adjusted immediately to reflect the applicable Conversion Price which would have been in effect had such Option, Right or Convertible Security (to the extent outstanding immediately prior to such expiration or termination) never been issued; and

               (C) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option, Right or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have obtained had the Conversion Price adjustment that was originally made upon the issuance of such Option, Right or Convertible Security which were not exercised or converted prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option, Right or Convertible Security.

          (iv) Adjustment of Conversion Price upon Issuance of Additional Shares
               -----------------------------------------------------------------
               of Common Stock.  If the Company shall at any time after the
               ---------------
               Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 5(d)(iii), but excluding shares issued as a dividend or distribution as provided in subsection 5(f) or upon a stock split or combination as provided in subsection 5(e)), without consideration, or for a consideration per share less than 95% of the Fair Market Value per share of Common Stock on the date of and immediately prior to such issue, or without the requisite number of notices contemplated by subsection 5(d)(ii) hereof, then and in such event, the Conversion Price shall be reduced, concurrently with such issuance, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the sum of
               (A) the number of shares of Common Stock outstanding, on a fully diluted basis, immediately prior to such issuance plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at 95% of the Fair Market Value per share of Common Stock and the denominator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance plus (2) the number of such Additional Shares of Common Stock so issued.

               Notwithstanding the foregoing, the applicable Conversion Price shall not be reduced if the amount of such reduction would be an amount less than $.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.01 or more.

          (v)  Determination of Consideration.  For purposes of this Subsection
               ------------------------------
               5(d), "Fair Market Value" of the consideration received by the
                      -----------------
               Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

               (A)  Cash and Property.  Such consideration shall:
                    -----------------

                    (1) insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                    (2) insofar as it consists of property other than cash, be computed at the Fair Market Value thereof at the time of such issue, as determined in good faith by the Board; and

                    (3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

               (B)  Options, Rights and Convertible Securities.  The
                    ------------------------------------------
                    consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to subsection 5(d)(iii), relating to Options, Rights and Convertible Securities, shall be determined by dividing

                    (1) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options, Rights or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options, Rights or the conversion or exchange of such Convertible Securities, by

                    (2) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options, Rights or the conversion or exchange of such Convertible Securities.

     (e) Adjustment for Stock Splits and Combinations.  If the Company shall at
         --------------------------------------------
any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (f) Adjustment for Certain Dividends and Distributions.  In the event the
         --------------------------------------------------
Company at any time or from time to time after the Original Issue Date shall make or issue a dividend or other distribution payable in Additional Shares of Common Stock, then and in each such event the Conversion Price shall be decreased as of the time of such issuance, by multiplying such Conversion Price by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding, on a fully diluted basis, immediately prior to such issuance and the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such issuance plus the number of such Additional Shares of Common Stock issuable in payment of such dividend or distribution; provided that no such adjustment shall be made if the holders of the Series E Preferred Stock receive such dividend or distribution in accordance with the terms of Section 2(f).

     (g) Adjustments for Other Dividends and Distributions.  In the event the
         -------------------------------------------------
Company at any time, or from time to time after the Original Issue Date shall make or issue, a dividend or other distribution payable in securities of the Company other than shares of Common Stock or other assets or properties, then and in each such event provision shall be made so that the holders of shares of the Series E Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company or other assets or properties that they would have received had their Series E Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period given application to all adjustments called for during such period, under this paragraph with respect to the rights of the holders of the Series E Preferred Stock; provided that no such adjustment shall be made if the holders of the Series E Preferred Stock receive such dividend or distribution in accordance with the terms of Section 2(f).

     (h) Adjustment for Reclassification, Exchange or Substitution.  If the
         ---------------------------------------------------------
Common Stock issuable upon the conversion of the Series E Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares, stock dividend or reorganization, reclassification, merger, consolidation or asset sale provided for elsewhere in this Section 5), then and in each such event the holder of each share of Series E Preferred Stock (whether then outstanding or thereafter issued) shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which all such shares of Series E Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

     (i) Reorganizations, Mergers, Consolidations or Asset Sales.  If at any
         -------------------------------------------------------
time after the Original Issue Date there is a merger, consolidation, recapitalization, sale of all or substantially all of the Company's assets or reorganization involving the Common Stock (collectively, a "Capital
                                                            -------
Reorganization") (other than a merger, consolidation, sale of assets,
--------------
recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 5), as part of such Capital Reorganization, provision will be made so that the holders of Series E Preferred Stock (whether then outstanding or thereafter issued) will thereafter be entitled to receive upon conversion of the Series E Preferred Stock the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such Capital Reorganization, subject to adjustment in respect to such stock or securities by the terms thereof. In any such case, appropriate adjustment will be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series E Preferred Stock after the Capital Reorganization to the end that the provisions of this Section 5 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of the Series E Preferred Stock) will be applicable after that event and be as nearly equivalent as practicable. In the event that the Company is not the surviving entity of any such Capital Reorganization, each share of Series E Preferred Stock shall become shares of preferred stock of such surviving entity, with the same powers, rights and preferences as provided herein.

     (j) No Impairment.  The Company will not, by amendment of its Certificate
         -------------
of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series E Preferred Stock against impairment to the extent required hereunder. Nothing in this Section 5 shall affect the continued accrual of dividends on the Series E Preferred Stock in accordance with the terms of this Certificate of Designation.

     (k) Certificate as to Adjustments.  Upon the occurrence of each adjustment
         -----------------------------
or readjustment of the Conversion Price pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder, if any, of Series E Preferred Stock outstanding a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records. The Company shall, upon the reasonable written request of any holder of Series E Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series E Preferred Stock. Despite such adjustment or readjustment, the form of each or all Series E Preferred Stock certificates, if the same shall reflect the initial or any subsequent Conversion Price, need not be changed in order for the adjustments or readjustments to be valid in accordance with the provisions of this Certificate of Designation, which shall control.

     (l)  Notice of Record Date.  In the event
          ---------------------

          (i) that the Company declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Company;

          (ii) that the Company subdivides or combines its outstanding shares of Common Stock;

          (iii) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon);

          (iv)  of any Capital Reorganization; or

          (v) of the involuntary or voluntary dissolution, liquidation or winding up of the Company;

          then the Company shall cause to be filed at its principal office or at the office of the transfer agent of the Series E Preferred Stock, and shall cause to be mailed to the holders of the Series E Preferred Stock at their last addresses as shown on the records of the Company, or such transfer agent, at least 10 days prior to the record date specified in (A) below or 20 days prior to the date specified in (B) below, a notice stating

               (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

               (B) the date on which such reclassification, Capital Reorganization, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, Capital Reorganization, dissolution or winding up.

     Section 6.  Mandatory Redemption.
                 --------------------

     (a) Upon the occurrence of a Mandatory Redemption Event (as defined below) at the option and written election of the holders of a majority of the voting power of the outstanding shares of the Series E Preferred Stock (a "Redemption
                                                                    ----------
Demand"), the Company shall redeem all outstanding shares of Series E Preferred
------
Stock, out of funds of the Company legally available therefor, at a redemption price per share (the "Redemption Price") equal to the greater of (i) the sum of
                      ----------------
(A) the Original Series E Issue Price plus (B) any compounded accrued and unpaid dividends thereon (whether or not declared, whether or not funds of the Company are legally available for the payment of dividends and whether or not such dividends have been declared by the Board), in each case as adjusted for any stock dividends, combinations or splits or similar events with respect to such shares and (ii) the Fair Market Value (as defined in Section 3(c)) of the number of shares of Common Stock issuable upon conversion of such shares of Series E Preferred Stock if converted in accordance with the terms of Section 5 of this Certificate of Designation as of the Redemption Date (as defined below). The redemption under this Section 6 shall take place on a date (the "Redemption
                                                                 ----------
Date") that is no later than 30 days after the receipt by the Company of the
----
Redemption Demand.

     (b)  The following events shall constitute a "Mandatory Redemption Event"
                                                   --------------------------
for purposes hereof:

          (i) the fifth anniversary of the Original Issuance Date; provided that the holders of the Series E Preferred Stock make the election described in subsection 6(a) within 60 days of such fifth anniversary;

          (ii)  a Change of Control occurs;

          (iii) a sale, transfer, lease, assignment, conveyance or other disposition of all or substantially all of the assets of the Company to any other Person;

          (iv) the execution of, or entering into by the Company, an agreement to do any of the above; or

          (v) any of the following events occurs, each of which shall constitute an "Event of Default":
                               ----------------

                (A) failure by the Company to pay any dividend on the Series E Preferred Stock when due or to make any required liquidation or redemption payment and such failure continues for a period of 5 days;

               (B) failure by the Company to perform or observe in any material respect any Material Covenant (as defined in the Purchase Agreement) of the Company contained in the Purchase Agreement, and such failure continues for 30 days after written notice thereof shall have been given to the Company by the holders of at least 25% of the then outstanding shares of Series E Preferred Stock;

               (C)  any representation or warranty of the Company set forth in
                    Section 3.3, 3.5, 3.6 and 3.9 in the Purchase Agreement was not accurate or complete in all material respects as of the time such representation or warranty was made;

               (D) (1) failure by the Company or any Subsidiary to make payment due on any indebtedness or other security with an aggregate principal amount or liquidation preference in excess of $1,000,000 prior to the expiration of the grace period provided in such indebtedness or other security, and/or (2) default by the Company or any Subsidiary under any financing agreement under which the Company or any Subsidiary has outstanding indebtedness with an aggregate principal amount in excess of $1,000,000 which default would permit the holder thereof pursuant to the terms of such agreement to accelerate such indebtedness;

               (E) (i) the Company's voluntary or involuntary bankruptcy, receivership, assignment for the benefit of creditors, liquidation which, in the case of any such involuntary proceeding, has not been discharged or stayed within 60 days after the commencement thereof, or (ii) acceleration of third party obligations or unsatisfied judgments in excess of $500,000 of, by or on behalf of the Company which obligations shall not have been satisfied or discharged or which judgments have not been satisfied, discharged or stayed within 30 days thereafter.

     (c) At least twenty (20) days prior to the Redemption Date, the Company shall send a notice (the "Redemption Notice") of such redemption to be effected
                          -----------------
to all holders of record (at the close of business on the business day next preceding the day on which notice is given) of the outstanding Series E Preferred Stock specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price and the place at which payment may be obtained.

     (d) On or prior to the Redemption Date, the Company shall deposit the Redemption Price of all shares to be redeemed as of such date with a bank or trust company having aggregate capital and surplus in excess of $50,000,000, as a trust fund, with irrevocable instructions and authority to the bank or trust company to pay, upon receipt of notice from the Company that such holder has surrendered the Series E Preferred Stock share certificates in accordance with Section 6(e), the Redemption Price of the shares to their respective holders. Any moneys deposited by the Company pursuant to this Section 6(d) for the redemption of shares thereafter converted into shares of Common Stock pursuant to Section 5 hereof no later than the fifth (5th) day preceding the Redemption Date shall be returned to the Company forthwith upon such conversion. The balance of any funds deposited by the Company pursuant to this Section 6(d) remaining unclaimed at the expiration of one (1) year following such Redemption Date shall be returned to the Company promptly upon its written request.

     (e) On such Redemption Date, each holder of shares of Series E Preferred Stock to be redeemed shall surrender such holder's certificates representing such shares to the Company in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the Person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares which new certificate shall entitle the holder thereof to all the powers, preferences and rights of a holder of such shares. From and after such Redemption Date, unless there shall have been a default in payment of the Redemption Price or the Company is unable to pay the Redemption Price due to not having sufficient legally available funds, all rights of the holder of such shares as a holder of Series E Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificates), shall cease and terminate with respect to such shares; provided that in the event that shares of Series E Preferred Stock are not redeemed due to a default in payment by the Company or because the Company does not have sufficient legally available funds, such shares of Series E Preferred Stock shall remain outstanding and shall be entitled to all of the rights and preferences provided herein.

     (f) Shares subject to redemption pursuant to this Section 6 shall be redeemed from each holder of Series E Preferred Stock on a pro rata basis.

     (g) If upon any Redemption Date the assets of the Company available for redemption are insufficient to pay the redeeming holders of outstanding shares of Series E Preferred Stock the full amounts to which they are entitled, all shares of the Series E Preferred Stock will be redeemable for cash upon demand. The shares of Series E Preferred Stock not redeemed shall remain outstanding and be entitled to all the powers, preferences and rights provided herein. At any time thereafter when additional funds of the Company are legally available for the redemption of shares of Series E Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Company has become obligated to redeem on any Redemption Date but which it has not redeemed.

     (h) The Company will not enter into any contract or agreement (whether verbal or written) restricting or impairing its ability to redeem shares of the Series E Preferred Stock in accordance with this Section 6.

     Section 7.  Additional Definitions.  For purposes of this Certificate of
                 ----------------------
Designation, the following terms shall have the following meanings:

     (a)  "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, for so long as such Person remains so associated to the specified Person;

     (b)  "beneficial owner" or "beneficially own" has the meaning given such
           ----------------      ----------------
term in Rule 13d-3 under the Exchange Act and a Person's beneficial ownership of voting securities shall be calculated in accordance with the provisions of such Rule; provided, however, that for purposes of determining beneficial ownership,
      --------  -------
a Person shall be deemed to be the beneficial owner of any security which may be acquired by such Person whether within 60 days or thereafter, upon the conversion, exchange or exercise of any warrants, options, rights or other.

     (c)  "Capital Stock" means, with respect to any Person at any time, any and
           -------------
all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person, and with respect to the Company includes, without limitation, any and all shares of Common Stock, the Series E Preferred Stock and the Series D Preferred Stock.

     (d)  "Change of Control" means (i) during any period of two consecutive
           -----------------
years, individuals who at the beginning of such period constituted the directors of the Company (together with any new directors whose election by such directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office, (ii) any merger or consolidation with or into any other entity or any other similar transaction, whether in a single transaction or series of related transactions where (A) the stockholders of the Company immediately prior to such transaction in the aggregate cease to own at least 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent thereof) or (B) any Person becomes the beneficial owner of more than 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent thereof),
(iii) any transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred to any Person, (iv) the sale, transfer, lease, assignment, conveyance, exchange, mortgage or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, or (v) any liquidation, dissolution or winding-up of the Company;

     (e)  "Equity Securities" means any and all shares of Capital Stock of the
           -----------------
Company, securities of the Company convertible into, or exchangeable or exercisable for, such shares, and options, warrants or other rights to acquire such shares (including the Purchase Option).

     (f)  "Exempt Acquisition" means any acquisition (whether through merger,
           ------------------
consolidation or otherwise) (i) which has a purchase price (including any assumed indebtedness and valuing any non-cash consideration at its Fair Market Value, as defined in
Section 3(c)) of less than 5% of the market capitalization (as reflected by the aggregate Fair Market Value of the outstanding Common Stock) of the Company as of the date of the execution of the definitive agreement relating thereto and
(ii) which, together with all other Exempt Acquisitions, has an aggregate purchase price (including any assumed indebtedness and valuing any non-cash consideration at its Fair Market Value) of not more than $50.0 million (which amount, for the purposes of Section 4(b)(iv)(A) shall be measured from December 21, 1999);

     (g)  "Group" has the meaning assigned to such term in Section 13(d)(3) of
           -----
the Securities Exchange Act of 1934, as amended;

     (h)  "Investor Director" means any member of the Board designated by the
           -----------------
Investor Stockholder pursuant to Section 2.1 of the Stockholders Agreement;

     (i)  "Person" means any individual, corporation, limited liability company,
           ------
limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any Group comprised of two or more of the foregoing.

                   [Signatures appear on the following page]

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be executed this 9th day of February, 2000.


                              CAIS INTERNET, INC.


                              By: _____________________________
                                  Name:  Ulysses G. Auger, II
                                  Title: Chief Executive Officer


ATTEST:


__________________________
   Michael G. Plantamura
   Secretary

===============================================================================




                            STOCKHOLDERS AGREEMENT


                                     among


                             CAIS INTERNET, INC.,


                               CII VENTURES LLC


                                      and


                       THE STOCKHOLDERS SIGNATORY HERETO


                       dated as of February 9, 2000




===============================================================================

                               TABLE OF CONTENTS

                                                                                   Page
RECITALS..........................................................................    1

ARTICLE I         DEFINITIONS.....................................................    1

     SECTION 1.1  Certain Defined Terms...........................................    1
     SECTION 1.2  Other Definitional Provisions...................................   11

ARTICLE II        CORPORATE GOVERNANCE............................................   11

     SECTION 2.1  Board Representation............................................   11
     SECTION 2.2  Committees......................................................   12
     SECTION 2.3  Consents Rights.................................................   12
     SECTION 2.4  Available Financial Information.................................   14
     SECTION 2.5  Access..........................................................   15
     SECTION 2.6  Board Procedures................................................   15
     SECTION 2.7  Termination of Rights...........................................   16

ARTICLE III       TRANSFERS.......................................................   17

     SECTION 3.1  Investor Stockholder Transferees................................   17
     SECTION 3.2  Transfer Restrictions...........................................   18

ARTICLE IV        REGISTRATION RIGHTS.............................................   20

     SECTION 4.1  Incidental Registrations........................................   20
     SECTION 4.2  Registration on Request.........................................   21
     SECTION 4.3  Registration Procedures.........................................   23
     SECTION 4.4  Information Supplied............................................   26
     SECTION 4.5  Restrictions on Disposition.....................................   26
     SECTION 4.6  Indemnification.................................................   27
     SECTION 4.7  Required Reports................................................   29
     SECTION 4.8  Selection of Counsel............................................   30
     SECTION 4.9  Holdback Agreement..............................................   30
     SECTION 4.10 No Inconsistent Agreements......................................   30

ARTICLE V         EQUITY PURCHASE RIGHTS..........................................   30

     SECTION 5.1  Equity Purchase Rights..........................................   30

ARTICLE VI        STANDSTILL......................................................   31

     SECTION 6.1  Acquisition of Additional Voting Securities.....................   31

                                                                                   Page
                                                                                   ----
ARTICLE VII       MISCELLANEOUS...................................................   33

     SECTION 7.1  Investor Stockholder Indemnification; Reimbursement of Expenses.   33
     SECTION 7.2  Termination.....................................................   33
     SECTION 7.3  Amendments and Waivers..........................................   33
     SECTION 7.4  Successors, Assigns and Transferees.............................   34
     SECTION 7.5  Notices.........................................................   34
     SECTION 7.6  Further Assurances..............................................   34
     SECTION 7.7  Entire Agreement................................................   34
     SECTION 7.8  Delays or Omissions.............................................   34
     SECTION 7.9  Governing Law; Jurisdiction; Waiver of Jury Trial...............   35
     SECTION 7.10 Severability....................................................   35
     SECTION 7.11 Effective Date..................................................   35
     SECTION 7.12 Enforcement.....................................................   35
     SECTION 7.13 Titles and Subtitles............................................   35
     SECTION 7.14 No Recourse.....................................................   35
     SECTION 7.15 Counterparts; Facsimile Signatures..............................   36

                              CAIS INTERNET, INC.

                            STOCKHOLDERS AGREEMENT


          THIS STOCKHOLDERS AGREEMENT (this "Agreement") is entered as of
                                             ---------
February 9, 2000, among CAIS INTERNET, INC., a Delaware corporation (the "Company"), CII VENTURES LLC, a Delaware limited liability company (the
 -------
"Investor Stockholder"), and each of the stockholders of the Company whose name
 --------------------
appears on the signature pages hereof.


                                   RECITALS
                                   --------

          WHEREAS, the Company and the Investor Stockholder have entered into a Preferred Stock Purchase Agreement, dated as of December 20, 1999 (the "Stock
                                                                        -----
Purchase Agreement"), pursuant to which the Investor Stockholder will purchase
------------------
7,142,857 newly issued shares of Series D Preferred Stock (as defined below), for a purchase price of $14.00 per share and will have an option to purchase up to 7,142,857 newly issued shares of Series E Preferred Stock (as defined below), for a purchase price of $14.00 per share; and

          WHEREAS, the parties hereto desire to enter into certain arrangements relating to the Company, to be effective as of the First Closing (as defined below).

          NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          SECTION 1.1   Certain Defined Terms.  As used herein, the following
                        ---------------------
terms shall have the following meanings:

          "Acquisition" has the meaning assigned to such term in Section 6.1(a).
           -----------

          "Acquisition Restrictions" has the meaning assigned to such term in
           ------------------------
Section 6.1(a).

          "Additional Purchase Closing" has the meaning assigned to such term in
           ---------------------------
the Stock Purchase Agreement.

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, for so long as such Person remains so associated to the specified Person.

          "as converted" has the meaning assigned to such term in Section
           ------------
2.7(a)(i).

          "beneficial owner" or "beneficially own" has the meaning given such
           ----------------      ----------------
term in Rule 13d-3 under the Exchange Act and a Person's beneficial ownership of Common Stock or Preferred Stock or other Voting Securities of the Company shall be calculated in accordance with the provisions of such Rule; provided, however,
                                                              --------  -------
that for purposes of determining beneficial ownership, (i) a Person shall be deemed to be the beneficial owner of any security which may be acquired by such Person whether within 60 days or thereafter, upon the conversion, exchange or exercise of any warrants, options, rights or other securities and (ii) no Person shall be deemed to beneficially own any security solely as a result of such Person's execution of this Agreement.

          "Board" means the Board of Directors of the Company.
           -----

          "Business Day" means any day that is not a Saturday, a Sunday or other
           ------------
day on which banks are required or authorized by law to be closed in The City of New York.

          "Bylaws" means the Bylaws of the Company, as in effect on the date
           ------
hereof and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the terms of the Restated Certificate and the terms of this Agreement.

          "Capital Stock" means, with respect to any Person at any time, any and
           -------------
all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person, and with respect to the Company includes, without limitation, any and all shares of Common Stock and Preferred Stock.

          "Certificate of Designation" has the meaning assigned to such term in
           --------------------------
the Stock Purchase Agreement.

          "Change of Control" means (i) during any period of two consecutive
           -----------------
years, individuals who at the beginning of such period constituted the Directors (together with any new Directors whose election by such Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the Directors then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Directors then in office, (ii) any merger or consolidation with or into any other entity or any other similar transaction, whether in a single transaction or series of related transactions where (A) the stockholders of the Company immediately prior to such transaction in the aggregate cease to own at least 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent thereof) or (B) any Person becomes the beneficial owner of more than 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent thereof),
(iii) any transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred to any Person or Group, (iv) the sale, transfer, lease, assignment, conveyance, exchange, mortgage or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, or (v) any liquidation, dissolution or winding-up of the Company.

          "Claims" has the meaning assigned to such term in Section 4.6(a).
           ------

          "Common Stock" means the common stock, par value $0.01 per share, of
           ------------
the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

          "control" (including the terms "controlled by" and "under common
           -------                        -------------       ------------
control with"), with respect to the relationship between or among two or more
------------
Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

          "Conversion Shares" has the meaning assigned to such term in the Stock
           -----------------
Purchase Agreement.

          "Demand Party" has the meaning assigned to such term in Section
           ------------
4.2(a).

          "Director" means any member of the Board.
           --------

          "Equity Purchase Shares" has the meaning assigned to such term in
           ----------------------
Section 5.1(a).

          "Equity Securities" means any and all shares of Capital Stock of the
           -----------------
Company, securities of the Company convertible into, or exchangeable or exercisable for, such shares, and options, warrants or other rights to acquire such shares (including the Option).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder.

          "Exempt Acquisition" means any acquisition (whether through merger,
           ------------------
consolidation or otherwise) (i) which has a purchase price (including any assumed indebtedness and valuing any non-cash consideration at its Fair Market Value) of less than 5% of the market capitalization (as reflected by the aggregate Fair Market Value of the outstanding Common Stock) of the Company as of the date of the execution of the definitive agreement relating thereto and
(ii) which, together with all other Exempt Acquisitions, has an aggregate purchase price (including any assumed indebtedness and valuing any non-cash consideration at its Fair Market Value) of not more than $50.0 million (which amount, for the purposes of Section 2.3(vii)(A) shall be measured from December 21, 1999).

          "Fair Market Value" has the meaning assigned to such term in Section
           -----------------
3(c) of the Certificate of Designation.

          "Fifth Transfer Period" means the period from and including the fourth
           ---------------------
anniversary of the First Closing to, but excluding, the fifth anniversary of the First Closing (and collectively with the First Transfer Period, the Second Transfer Period, the Third Transfer Period and the Fourth Transfer Period, each a "Transfer Period").
   ---------------

          "First Closing" has the meaning assigned to such term in the Stock
           -------------
Purchase Agreement.

          "First Transfer Period" means the period from and including December
           ---------------------
21, 1999, to, but excluding, the first anniversary of the First Closing.

          "Fourth Transfer Period" means the period from and including the third
           ----------------------
anniversary of the First Closing to, but excluding, the fourth anniversary of the First Closing.

          "Fully-Diluted Basis" with respect to Voting Securities means the
           -------------------
number of shares of Voting Securities which are issued and outstanding or owned or held, as applicable, at the date of determination plus the number of shares of Voting Securities issuable pursuant to any securities (other than Voting Securities), warrants, rights or options then outstanding, convertible into or exchangeable or exercisable for (whether or not subject to contingencies or passage of time, or both), Voting Securities (including the Preferred Stock and the Option).

          "GAAP" means generally accepted accounting principles, as in effect in
           ----
the United States of America from time to time.

          "Group" has the meaning assigned to such term in Section 13(d)(3) of
           -----
the Exchange Act.

          "Group A Stockholders" means each of Ulysses G. Auger, II, William M.
           --------------------
Caldwell, IV, Evans K. Anderson, Gary H. Rabin and Kevin Brand.

          "Group B Stockholders" means each of Ulysses G. Auger, Sr. and
           --------------------
Chancery Lane, L.P.

          "Hilton Warrant" has the meaning assigned to such term under the
           --------------
definition of "New Securities".

          "Holder"  means the Investor Stockholder and any other holder of
           ------
Registrable Securities (including any direct or indirect Transferees of the Investor Stockholder or its Affiliates) entitled to the rights, and bound by the obligations, under this Agreement in accordance with Section 3.1(b)(ii).

          "Indemnified Parties" has the meaning assigned to such term in Section
           -------------------
4.6(a).
          "Initial Interest" has the meaning assigned to such term under the
           ----------------
definition of "Permitted Ownership Percentage".

          "Investor Director" means any Director designated by the Investor
           -----------------
Stockholder pursuant to Section 2.1 of this Agreement.

          "Investor Stockholder Indemnitee" has the meaning assigned to such
           -------------------------------
term in Section 7.1.

          "Investor Stockholder Transfer" has the meaning assigned to such term
           -----------------------------
in Section 3.2(b).

          "Issuance Notice" has the meaning assigned to such term in Section
           ---------------
5.1(b).

          "Law" has the meaning assigned to such term in the Stock Purchase
           ---
Agreement.

          "Losses" has the meaning assigned to such term in Section 7.1.
           ------

          "NASD" means the National Association of Securities Dealers, Inc.
           ----

          "Nasdaq" means the NASD Automated Quotation System.
           ------

          "New Securities" means shares of Equity Securities of the Company
           --------------
(other than (i) any securities of the Company offered pursuant to a registration statement which has been declared effective under the Securities Act, whereby such securities shall be publicly traded on a national securities exchange or quoted on the Nasdaq National Market System, (ii) 5,601,825 shares of Common Stock (subject to appropriate adjustment for stock splits or combinations) issued upon exercise of employee stock options outstanding on the date hereof,
(iii) employee stock options to purchase 947,671 shares of Common Stock (subject to appropriate adjustment for stock splits or combinations) authorized for issuance under the Company's 1998 Amended and Restated 1998 Equity Incentive Plan as in effect on December 20, 1999 (the "Plan"), and the shares of Common
                                             ----
Stock issued upon the exercise of such options, (iv) shares of Preferred Stock issued to the Investor Stockholder upon exercise of the Option, (v) Conversion Shares issued upon conversion of the Preferred Stock, (vi) shares of Common Stock issued upon the exercise of warrants issued by the Company pursuant to (A) the Common Stock Warrant dated as of October 27, 1999 and the Series C Preferred Stock Purchase Agreement, dated as of September 29, 1999 between the Company and U.S. Telesource, Inc., (B) the Warrant Agreement dated as of September 4, 1998 among the Company, Cleartel Communications, Inc., CAIS, Inc. and ING (U.S.) Capital Corporation, Inc., (C) the Series A Preferred Stock and Warrant Purchase Agreement dated as of February 19, 1999 among the Company and the several purchasers set forth therein and (D) the warrant to purchase Common Stock issued pursuant to the First Amendment to the Master License Agreement dated as of April 23, 1999, among the Company, CAIS Inc. and Hilton Hotels Corporation (the "Hilton Warrant"), (vii) Rights issued or sold to strategic partners after the
 --------------
date hereof which are exercisable, exchangeable or convertible into shares of Common Stock and shares of Common Stock issued upon the exercise, exchange or conversion thereof, (viii) shares of Common Stock issued as additional consideration for the acquisitions of Atcom, Inc. and Business Anywhere USA, Inc, pursuant to the terms of the Amended and Restated Agreement and Plan of Merger, dated as of August 4, 1999, among the Company, CIAM Corp. and Atcom, Inc., as amended by Amendment No. 1, dated as of

September 1, 1999, and as further amended by Amendment No. 2, dated as of November 19, 1999, and the Agreement and Plan of Merger, dated as of September 7, 1999, among the Company, Business Anywhere USA, Inc., CIBA Merger Corp., Kim Kao and Amy Hsiao, (ix) shares of Common Stock issued upon the conversion of the Series C Convertible Preferred Stock of the Company and (x) Equity Securities issued pursuant to the acquisition of any other Person, whether by merger, consolidation or otherwise).

          "Option" has the meaning assigned to such term in the Stock Purchase
           ------
Agreement.

          "Option Closing" has the meaning assigned to such term in the Stock
           --------------
Purchase Agreement.

          "Option Shares" has the meaning assigned to such term in the Stock
           -------------
Purchase Agreement.

          "Other Holders" means Persons other than Holders who, by virtue of
           -------------
agreements with the Company, are entitled to include their securities in certain registrations hereunder.

          "Other Securities" means securities of the Company, other than
           ----------------
Registrable Securities which, by virtue of agreements between Other Holders and the Company, are entitled to be included in certain registrations hereunder.

          "Ownership Percentage" means, at any time, the ratio, expressed as a
           --------------------
percentage, (i) of the total shares of Voting Securities beneficially owned by the Investor Stockholder and its Affiliates to (ii) the total number of outstanding shares of Voting Securities on a Fully-Diluted Basis, in each case excluding any unexercised portion of the Option.

          "Period Ownership" means, with respect to any Transfer Period, a
           ----------------
number of Equity Securities equal to the greater of (A) the number of Equity Securities (including with respect to stock options, (i) with respect to Ulysses
G. Auger, II and William M. Caldwell, IV, only those stock options vested as of December 21, 1999 and (ii) with respect to Evans K. Anderson, Gary H. Rabin and Kevin Brand, all stock options owned by such stockholder, whether or not vested, as of December 21, 1999) owned by the applicable stockholder as of December 21, 1999, and (B) the sum of (x) the number of Equity Securities (including with respect to stock options, (i) with respect to Ulysses G. Auger, II and William
M. Caldwell, IV, only those stock options vested as of the first day of the applicable Transfer Period and (ii) with respect to Evans K. Anderson, Gary H. Rabin and Kevin Brand, all stock options owned by such stockholder, whether or not vested, as of the first day of the applicable Transfer Period) owned by the applicable stockholder as of the first day of the applicable Transfer Period plus (y) solely with respect to Ulysses G. Auger, II and William M. Caldwell, IV, the number of stock options of the Company held by such stockholder that vest during the applicable Transfer Period.

          "Permitted Ownership Percentage" means
           ------------------------------

          (1) following the First Closing and prior to any Additional Purchase Closing or Option Closing, the sum of (i) the ratio, expressed as a percentage, of (A) the total number of shares of Voting Securities owned on a Fully-Diluted Basis by the Investor Stockholder and its Affiliates as of the First Closing (the "Initial Interest") to (B) the total number of outstanding shares of Voting
      ----------------
Securities on a Fully-Diluted Basis as of the First Closing plus (ii) 5%,

          (2) following any Additional Purchase Closing, the sum of (i) the ratio, expressed as a percentage, of (A) the total number of shares of Voting Securities owned on a Fully-Diluted Basis by the Investor Stockholder and its Affiliates as of such Additional Purchase Closing to (B) the total number of outstanding shares of Voting Securities on a Fully-Diluted Basis as of such Additional Purchase Closing plus (ii) 5% and

          (3) following any Option Closing, the sum of (i) the ratio, expressed as a percentage, of (A) the total number of shares of Voting Securities owned on a Fully-Diluted Basis by the Investor Stockholder and its Affiliates as of such Option Closing to (B) the total number of outstanding Shares of Voting Securities on a Fully-Diluted Basis as of such Option Closing plus (ii) 5%.

          For the purposes of this definition, (i) all measurements of share numbers exclude any unexercised portion of the Option and (ii) to the extent the Ownership Percentage following any exercise by the Investor Stockholder of its rights under Section 5.1 is greater than the amounts set forth in clause (1)(A) or (2)(A) of the first sentence of this definition, the Permitted Ownership Percentage shall be equal to such greater number plus, in each case, 5%.

          For the purposes of the definition of "Initial Interest" and of clauses (1)(A) and (1)(B) above, all measurements of share numbers as of the First Closing include all Subsequent Firm Shares to be purchased at the Second Closing.

          "Permitted Pledgee" means any Person to which a Group A Stockholder or
           -----------------
Group B Stockholder has pledged any Equity Securities in accordance with Section 3.2(d) and which has agreed to be bound in writing by the provisions of this Agreement and the Voting Agreement. Upon the foreclosure of a Pledge, the applicable Permitted Pledgee of a Group A Stockholder will be deemed a Group A Stockholder for the purposes of this Agreement and the applicable Permitted Pledgee of a Group B Stockholder will be deemed a Group B Stockholder for the purposes of this Agreement.

          "Permitted Pledge Amount" for any Group A Stockholder or Group B
           -----------------------
Stockholder means, as of the date of any Pledge, the number of Equity Securities equal to the product of (i) two and (ii) the difference between (A) the number of Equity Securities which may be Transferred by such stockholder during the applicable Transfer Period in accordance with the second proviso of Section 3.2(b) or (c), as applicable, minus (B) the sum of (x) the number of Equity Securities which, as of the date of such Pledge, have been Transferred during such Transfer Period and (y) one-half of the number of Equity Securities which, as of the date of such Pledge, have been Pledged during such Transfer Period.

          "Permitted Transfer Amount" for any Group A Stockholder or Group B
           -------------------------
Stockholder means the number of Equity Securities equal to the product of (x) the Period Ownership for such stockholder with respect to the Transfer Period during which an Investor Stockholder Transfer is consummated, and (y) a fraction
(A) the numerator of which is the total number of Equity Securities actually sold by the Investor Stockholder and its Affiliates in the Investor Stockholder Transfer and (B) the denominator of which is the total number of Equity Securities beneficially owned by the Investor Stockholder and its Affiliates immediately prior to the consummation of such Investor Stockholder Transfer.

          "Person" means any individual, corporation, limited liability company,
           ------
limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any Group comprised of two or more of the foregoing.

          "Plan" has the meaning assigned to such term under the definition of
           ----
"New Securities".

          "Pledge" has the meaning assigned to such term in Section 3.2(d).
           ------

          "Preferred Stock" means, collectively, the Series D Preferred Stock
           ---------------
and the Series E Preferred Stock.

          "Pro Rata Portion" means, on any issuance date for New Securities, the
           ----------------
number or amount of New Securities equal to the product of (i) the total number or amount of New Securities to be issued by the Company on such date and (ii) the fraction determined by dividing (A) the number of Conversion Shares into which all of the shares of Preferred Stock held by the Investor Stockholder and its Affiliates are then convertible by (B) the total number of shares of Common Stock outstanding on such date on a Fully-Diluted Basis (assuming, for the purposes of clauses (A) and (B), that prior to the expiration of the Option pursuant to the Stock Purchase Agreement, the Option has been exercised in full and all shares of Preferred Stock issuable upon exercise of the Option are held by the Investor Stockholder).

          "Qualified Option Closing" means one or more Option Closings and/or
           ------------------------
Additional Purchase Closings in which the Investor Stockholder and its Affiliates purchase a number of Option Shares which, together with all other Option Shares previously purchased by the Investor Stockholder and its Affiliates, have an aggregate purchase price equal to at least $50.0 million.

          "Registrable Securities" means any Equity Security of the Company held
           ----------------------
by any Holder (including the Conversion Shares and the Preferred Stock). As to any particular Registrable Securities, once issued, such Registrable Securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale by the Holder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (c) such securities shall have ceased to be outstanding. For purposes of this

Agreement, any required calculation of the amount of, or percentage of, Registrable Securities shall be based on the number of shares of Common Stock which are Registrable Securities, including shares issuable upon the conversion, exchange or exercise of any security convertible, exchangeable or exercisable into Common Stock (including the Preferred Stock and the Option, to the extent the Option is unexercised and unexpired).

          "Registration Expenses" means any and all expenses incident to
           ---------------------
performance of or compliance with Article IV of this Agreement, including (a) all SEC and securities exchange or NASD registration and filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter," as such term is defined in Schedule E to the bylaws of the NASD, and of its counsel), (b) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or NASD pursuant to Section 4.3(h)(i) and all rating agency fees, (e) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (f) the reasonable fees and disbursements of counsel selected pursuant to Section 4.8, (g) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, and (h) expenses incurred in connection with any road show (including the reasonable out-of-pocket expenses of the Investor Stockholder).

          "Restated Certificate" means the Amended and Restated Certificate of
           --------------------
Incorporation of the Company, as in effect on the date hereof and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and the terms of this Agreement.

          "Rights" means all rights issued by the Company to acquire Common
           ------
Stock whether by exercise of a warrant, option or similar call, or conversion of any existing instruments, in either case for consideration fixed, in amount or by formula, as of the date of issuance.

          "SEC" means the U.S. Securities and Exchange Commission or any other
           ---
federal agency then administering the Securities Act or the Exchange Act and other federal securities laws.

          "Second Closing" has the meaning assigned to such term in the Stock
           --------------
Purchase Agreement.

          "Second Transfer Period" means the period from and including the first
           ----------------------
anniversary of the First Closing to, but excluding, the second anniversary of the First Closing.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated thereunder.

          "Series D Preferred Stock" has the meaning assigned to such term in
           ------------------------
the Stock Purchase Agreement.

          "Series E Preferred Stock" has the meaning assigned to such term in
           ------------------------
the Stock Purchase Agreement.

          "Standstill Period" means the period commencing on the First Closing
           -----------------
and continuing until the fifth anniversary of the First Closing.

          "Stockholder Approval" has the meaning assigned to such term in the
           --------------------
Stock Purchase Agreement.

          "Stock Option Plans" has the meaning assigned to such term in the
           ------------------
Stock Purchase Agreement.

          "Subsequent Firm Shares" has the meaning assigned to such term in the
           ----------------------
Stock Purchase Agreement.

          "Subsidiary" means (i) any corporation of which a majority of the
           ----------
securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly, and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner.

          "Third Party" has the meaning assigned to such term in Section 6.1(b).
           -----------

          "Third Transfer Period" means the period from and including the second
           ---------------------
anniversary of the First Closing to, but excluding, the third anniversary of the First Closing.

          "Transfer" means, directly or indirectly, to sell, transfer, assign,
           --------
pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any shares of Equity Securities beneficially owned by a Person or any interest in any shares of Equity Securities beneficially owned by a Person.

          "Transferee" means any Person to whom the Investor Stockholder or any
           ----------
of its Affiliates or any Transferee thereof Transfers Equity Securities of the Company in accordance with the terms hereof.

          "Transfer Period" has the meaning assigned to such term under the
           ---------------
definition of "Fifth Transfer Period".

          "Voting Agreement" means the Voting Agreement, dated as of December
           ----------------
20, 1999, among the Investor Stockholder, the Group A Stockholders and the Group B Stockholders.

          "Voting Securities" means, at any time, shares of any class of Equity
           -----------------
Securities of the Company which are then entitled to vote generally in the election of Directors.

          SECTION 1.2   Other Definitional Provisions.  (a) The words "hereof",
                        -----------------------------
"herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                                  ARTICLE II

                             CORPORATE GOVERNANCE
                             --------------------

          SECTION 2.1   Board Representation. (a) Effective as of the First
                        --------------------
Closing, the Board shall be comprised of eight (8) Directors of whom two (2) shall be designees of the Investor Stockholder.

          (b) If the Investor Stockholder exercises the Option, effective as of the Qualified Option Closing, the Board shall be comprised of nine (9) Directors of whom three (3) shall be designees of the Investor Stockholder.

          (c) The Company shall take such action as may be required under applicable law to cause the Board to consist of the number of Directors specified in clause (a) or (b), as applicable and to include in the slate of nominees recommended by the Board the designees of the Investor Stockholder. The Company shall also take such action as may be required under applicable law to cause the Investor Directors to be divided as equally as practicable among each class of Directors.

          (d) The Company agrees to use its best efforts to cause the election of each designee of the Investor Stockholder to the Board, including nominating such individuals to be elected as Directors as provided herein.

          (e) In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of any Investor Director, the remaining Directors and the Company shall cause the vacancy created thereby to be filled by a new designee of the Investor Stockholder as soon as possible, who is designated in the manner specified in this Section 2.1, and the Company hereby agrees to take, at any time and from time to time, all actions necessary to accomplish the same.

          (f) Without the written consent of the Investor Stockholder, the Company agrees not to take any action that would cause the number of Directors constituting the entire Board to be other than eight (8) from and after the First Closing or nine (9) from and after the Qualified Option Closing.

          SECTION 2.2   Committees. The Company shall cause any executive
                        ----------
committee, compensation committee, audit committee, investment committee, nominating committee or other committee of the Board to include at least one Investor Director.

          SECTION 2.3   Consents Rights. In addition to any vote or consent of
                        ---------------
the Board or the stockholders of the Company required by law or the Restated Certificate, the consent in writing of at least one Investor Director (or, if no Investor Directors are then serving on the Board, the Investor Stockholder) shall be necessary for authorizing, effecting or validating the following actions by the Company:

          (i) entering into any direct or indirect transaction by the Company or any of its Subsidiaries with an Affiliate of the Company or a family member or an Affiliate thereof or any entity in which an Affiliate has an interest as a director, officer, or greater than 5% stockholder (including without limitation, the purchase, sale, lease or exchange of any property, or rendering of any service or modification or amendment of any existing agreement or arrangement);

          (ii) (A) the removal of the chief executive officer or president (or, if there are no officers with such titles, the officers whose responsibility is executive oversight of the Company's and its Subsidiaries" operations) or any executive vice president, and the appointment of any person to fill a vacancy in any such office, or (B) approval of any new, or modification of any existing (x) material executive, officer and director compensation plans or agreements (other than employment agreements with employees at the executive vice president level or below) or (y) other material employee compensation or benefit plan, agreement or arrangement, offered by the Company or any of its Subsidiaries, including without limitation, any stock option plan;

          (iii) any change in the number of Directors or the composition or structure of the Board or any Board committee or the establishment of any Board committees and appointments thereto;

          (iv) any amendment, alteration or change to the rights, preferences, privileges or powers of any Preferred Stock in any manner that adversely affects the shares of such series;

          (v) any increase or decrease in the total number of authorized or issued shares of Preferred Stock;

          (vi) any authorization, creation (by way of reclassification or otherwise) or issuance of any Senior Securities, Parity Securities or Junior Securities (as each such term is defined in the Certificate of Designation), other than (1) the issuance of additional shares of Preferred Stock pursuant to Section 2 of each Certificate of Designation, (2) the issuance of Parity Securities or Junior Securities with a total aggregate value of not more than $30 million (in addition to the Parity Securities and Junior Securities described in clauses (1), (3),
     (4) and (5) and in addition to any Parity Securities and Junior Securities the issuance of which has been approved by at least one Investor Director (or Investor Stockholder, if applicable)), (3) the issuance of Parity Securities or Junior Securities as consideration in any transaction of the type described in clause (vii) of this Section 2.3 which does not require the consent of an Investor Director (or Investor Stockholder, if applicable) or to which an Investor Director (or Investor Stockholder, if applicable) has consented, (4) employee stock options to purchase 947,671 shares of Common Stock (subject to appropriate adjustment for stock splits or combinations) authorized for issuance under the Plan and the shares of Common Stock issued upon the exercise of such options and (5) Common Stock issued upon the conversion or exercise of the Equity Securities described in clauses (2), (3) and (4) of Section 3.3(a)(i) of the Stock Purchase Agreement in accordance with the terms of such Equity Securities;

          (vii) (A) any merger or consolidation with or into any other Person, or any acquisition of another Person, whether in a single transaction or series of related transactions, other than Exempt Acquisitions or (B) any proposed transaction or series of related transactions involving a Change of Control of the Company;

          (viii) any redemption, acquisition or other purchase of any share of Common Stock or preferred stock of the Company with an aggregate redemption or purchase price in excess of $10 million, other than, (A) in the case of any preferred stock, to the extent required by the terms of such preferred stock, and, (B) in the case of the Hilton Warrant, to the extent required by the terms thereof;

          (ix) any sale of a Subsidiary's securities to any third party (other than the Company or any other wholly owned Subsidiary of the Company);

          (x) any amendment, repeal or alteration of the Company's Restated Certificate of Incorporation or Amended and Restated By-laws in a manner that adversely affects the holders of the Preferred Stock; provided, that
                                                                --------
     no increase in the number of authorized shares of Common Stock or Preferred Stock shall, per se, be deemed to adversely affect such holders;
                  --- --

          (xi) any sale or transfer of any of the technology or other intellectual property, to any other Person, other than in the ordinary course of business; or

          (xii)  any arrangement or contract to do any of the foregoing.

          Notwithstanding and in addition to the foregoing, without the consent in writing of at least one Investor Director, the Company shall not issue any Equity Securities prior to obtaining the Stockholder Approval other than shares of Common Stock issued upon the conversion or exercise of the Equity Securities described in clauses (2), (3) and (4) of Section

3.3(a)(i) of the Stock Purchase Agreement in accordance with the terms of such Equity Securities.

          SECTION 2.4   Available Financial Information. (a) The Company will
                        -------------------------------
deliver, or will cause to be delivered, the following to each Investor Director (or, if no Investor Directors are then serving on the Board, to the Investor Stockholder):

           (i) as soon as practical after the end of each month and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such month and consolidated statements of income and cash flows of the Company and its Subsidiaries, for each month and for the current fiscal year of the Company to date, all subject to normal year-end audit adjustments, prepared in accordance with GAAP and certified by the principal financial or accounting officer of the Company, together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Company's business plan then in effect and approved by the Board; and

          (ii) an annual budget, a business plan and financial forecasts for the Company for the next fiscal year of the Company, no later than thirty
     (30) days before the beginning of the Company's next fiscal year, in such manner and form as approved by the Board, which shall include at least a projection of income and a projected cash flow statement for each fiscal quarter in such fiscal year and a projected balance sheet as of the end of each fiscal quarter in such fiscal year. Any material changes in such business plan shall be delivered to the Investor Directors or the Investor Stockholder, as the case may be, as promptly as practicable after such changes have been approved by the Board.

          (b) The Company will promptly deliver to the Investor Stockholder when available one copy of each annual report on Form 10-K and quarterly report on Form 10-Q of the Company, as filed with the SEC. In the event an annual report on Form 10-K or quarterly report on Form 10-Q is unavailable, the Company may, in lieu of the requirements of the preceding sentence, deliver, or cause to be delivered, the following to the Investor Directors or the Investor Stockholder, as the case may be:

          (i) as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its Subsidiaries for such year, prepared in accordance with GAAP and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and followed promptly thereafter (to the extent not available) such financial statements accompanied by the opinion of independent public accountants of recognized national standing selected by the Company, and a Company-prepared comparison to the Company's business plan for such year as approved by the Board; and

          (ii) as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five

     (45) days thereafter, a consolidated balance sheet of the Company and its Subsidiaries as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and its Subsidiaries for such period and for the current fiscal year to date, prepared in accordance with GAAP and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year and to the Company's business plan then in effect and approved by the Board, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by GAAP.

          SECTION 2.5   Access. The Company shall, and shall cause its
                        ------
Subsidiaries, officers, directors, employees, auditors and other agents to, (a) afford the officers, employees, auditors and other agents of the Investor Stockholder, during normal business hours reasonable access at all reasonable times to its officers, employees, auditors, legal counsel, properties, offices, plants and other facilities and to all books and records, (b) furnish the Investor Stockholder with all financial, operating and other data and information as the Investor Stockholder, through its officers, employees, agents or representatives, may from time to time reasonably request and (c) afford the Investor Stockholder the opportunity to discuss the Company's affairs, finances and accounts with the Company's officers from time to time as the Investor Stockholder may reasonably request.

          SECTION 2.6   Board Procedures. Unless otherwise agreed by the parties
                        ----------------
hereto or approved by the Board with the consent of at least one Investor Director, the Board shall follow the following procedures:

          (a)    Meetings. Special Meetings of the Board may be held at any time
                 --------
permitted pursuant to the Bylaws, by oral, telephonic, telegraphic or facsimile notice duly given or sent, or by written notice sent by two-day courier, in each case to be received at least two days before any actions to be taken by written resolution, at least three days before any telephonic meeting and at least seven days before any in-person meeting to each director. Reasonable efforts shall be made to ensure that each Director actually receives timely notice of any meeting.

          (b)    Agenda. A reasonably detailed agenda shall be supplied to each
                 ------
Director reasonably in advance of each meeting of the Board, together with other appropriate documentation with respect to agenda items calling for Board action, to inform adequately Directors regarding matters to come before the Board. Any Director wishing to place a matter on the agenda for any meeting of the Board may do so by communicating with the chairman of the Board sufficiently in advance of the meeting of the Board so as to permit timely dissemination to all directors of information with respect to the agenda.

          (c)    Reimbursement of Expenses. The Company shall reimburse the
                 -------------------------
Investor Directors for their reasonable out-of-pocket expenses incurred by them for the purpose of attending meetings of the Board or committees thereof.

          SECTION 2.7   Termination of Rights.
                        ---------------------

          (a)    Director Designee and Related Rights.  Notwithstanding Section
                 ------------------------------------
2.1 and subject to Section 3.1(b)(i), at such time as the Investor Stockholder, together with its Affiliates:

          (i) shall cease to own at least 10% of the outstanding Common Stock (determined with respect to the Preferred Stock and any other Equity Securities owned by the Investor Stockholder and its Affiliates that are convertible into, or exchangeable or exercisable for Common Stock, on an as-converted, exchanged or exercised basis (any determination made in accordance with the foregoing shall hereinafter be referred to as "as
                                                                        --
     converted")), the Investor Stockholder and its Affiliates shall cease to
     ---------
     have the right to designate more than two (2) Directors pursuant to Section 2.1;

          (ii) shall cease to own at least 5% of the outstanding Common Stock as converted, the Investor Stockholder and its Affiliates shall cease to have the right to designate more than one (1) Director pursuant to Section 2.1; and

          (iii) shall cease to own at least the lesser of (A) 5% of the outstanding Common Stock as converted and (B) 20% of the Investor Stockholder's Initial Interest, the Investor Stockholder and its Affiliates shall cease to have the right to designate any Directors pursuant to
     Section 2.1 and all other rights of the Investor Stockholder under this
     Article II shall terminate except as provided in Section 2.7(b);

provided, however, that, notwithstanding any other provision of this Section
--------  -------
2.7(a), in the event the Investor Stockholder or any of its Affiliates shall have Transferred the right to designate one or more Directors to a Third Party Transferee pursuant to Section 3.1(b)(i), so long as such Transferee (or any subsequent Transferee thereof) shall be entitled to retain such right pursuant to Section 3.1(b)(i), any measurement of the percentage ownership of the outstanding Common Stock by the Investor Stockholder and its Affiliates pursuant to this Section 2.7(a) shall include all Equity Securities Transferred to such Transferee.

          (b)    Consent Rights. Notwithstanding Section 2.3, at such time as
                 --------------
the Investor Stockholder, together with its Affiliates:

          (i) shall cease to own at least 10% of the outstanding Common Stock as converted, the Investor Stockholder and its Affiliates shall cease to have the consent rights set forth in clauses (i), (ii), (vi), (vii) (except with respect to clause (B) thereof), (ix) (except where such a sale would constitute a Change of Control) and (xi) of Section 2.3;

          (ii) shall either (A) cease to own at least 5% of the outstanding Common Stock as converted or (B) cease to have the right to designate an Investor Director pursuant to Section 2.1 as a result of a Transfer of such rights in accordance with Section 3.1(b)(i) or in accordance with Section 2.7(a), the Investor Stockholder and its Affiliates shall cease to have the consent rights set forth in Section 2.3 except for those set forth in clauses (iv), (v), (x) and (xii) (in the case of clause (xii), however, only as it relates to clauses (iv), (v) and (x)) thereof; and

          (iii) shall cease to own any shares of Preferred Stock, the Investor Stockholder and its Affiliates shall cease to have any of the consent rights set forth in clauses (iv), (v) and (x) of Section 2.3.


                                  ARTICLE III

                                   TRANSFERS
                                   ---------

          SECTION 3.1   Investor Stockholder Transferees. (a) Subject to Section
                        --------------------------------
3.1(b), no Transferee of the Investor Stockholder shall be obligated, or entitled to rights, under this Agreement.

          (b) No Transferee shall have any rights or obligations under this Agreement, except that:

          (i) if a Transferee of the Investor Stockholder together with its Affiliates acquires from the Investor Stockholder and its Affiliates Equity Securities representing at least 50% of the Investor Stockholder's Initial Interest then, in the sole discretion of the Investor Stockholder, the Investor Stockholder may assign all or a portion of the rights and obligations of the Investor Stockholder under Sections 2.1, 2.2, 2.4, 2.5, 2.6, 5.1 and 7.6 to such Transferee (and such rights shall be further transferable to any further Transferee subject to this Section 3.1(b)(i)); provided, that (and notwithstanding Section 2.7) any such Transferee or
     --------
     subsequent Transferee shall cease to have the rights and obligations provided for in this Section 3(b)(i) at such time as such Transferee or subsequent Transferee shall own, together with its Affiliates, less than 25% of the Investor Stockholder's Initial Interest.

          (ii) if a Transferee of the Investor Stockholder together with its Affiliates acquires from the Investor Stockholder and its Affiliates at least five hundred thousand (500,000) shares of Equity Securities then, in the sole discretion of the Investor Stockholder, the Investor Stockholder may assign all or a portion of the rights and obligations of the Investor Stockholder under Section 7.6 and Article IV (and such rights shall be further transferable to any further Transferee subject to this Section 3.1(b)(ii)).

          (c) Prior to the consummation of a Transfer from the Investor Stockholder, to the extent rights and obligations are to be assigned, and as a condition thereto, the applicable Transferee shall (i) agree in writing with the other parties hereto to be bound by the terms and conditions of this Agreement to the extent described in Section 3.1(b) and (ii) provide the Company and the other parties to this Agreement at such time complete information for notices under this Agreement.

          SECTION 3.2   Transfer Restrictions.
                        ---------------------

          (a)    Transfers by the Investor Stockholder. Notwithstanding Section
                 -------------------------------------
3.1, each Investor Stockholder hereby agrees that neither the Investor Stockholder nor any of its Affiliates shall Transfer any of their respective Equity Securities to a Person that is principally engaged in the business of providing high-speed internet connections specifically targeting hotels and multi-dwelling unit buildings, unless (i) such Transfer is approved by a majority of the Directors, excluding for the purposes of such approval any Investor Directors, or (ii) such Transfer is effected through (x) a bona fide public offering pursuant to the exercise of the registration rights provided under this Agreement or (y) sales made pursuant to Rule 144 or 145 under the Securities Act or any successor provisions.

          (b)    Transfers by the Group A Stockholders. Each Group A Stockholder
                 -------------------------------------
hereby agrees that such Group A Stockholder shall not Transfer any of its Equity Securities at any time prior to the fifth anniversary of the First Closing, unless the Investor Stockholder shall agree to such Transfer in writing; provided, however, that in the event the Investor Stockholder or any of its
--------  -------
Affiliates Transfers (an "Investor Stockholder Transfer") any of its Equity
                          -----------------------------
Securities to a Third Party (as defined below), subject to Section 3.2(d), each Group A Stockholder shall be permitted to Transfer (to the extent not Transferred pursuant to the immediately succeeding proviso) a number of Equity Securities equal to such Group A Stockholder's Permitted Transfer Amount within one month after notice has been provided to such Group A Stockholder of the applicable Investor Stockholder Transfer, which notice shall be provided within 20 days of the consummation of the Investor Stockholder Transfer; provided,
                                                                  --------
further, however, that notwithstanding any other provision in this Section
-------  -------
3.2(b) and subject to Section 3.2(d), each Group A Stockholder shall be permitted to Transfer (to the extent not Transferred pursuant to the immediately preceding proviso) (i) during the First Transfer Period, a number of Equity Securities equal to 10% of its Period Ownership for the First Transfer Period,
(ii) during the Second Transfer Period, a number of Equity Securities equal to 10% of its Period Ownership for the Second Transfer Period, (iii) during the Third Transfer Period, a number of Equity Securities equal to 10% of its Period Ownership for the Third Transfer Period, (iv) during the Fourth Transfer Period, a number of Equity Securities equal to 10% of its Period Ownership for the Fourth Transfer Period and (v) during the Fifth Transfer Period, a number of Equity Securities equal to 10% of its Period Ownership for the Fifth Transfer Period; provided, further, however, that nothing in this Section 3.2(b) shall
        --------  -------  -------
prevent a Transfer by a Group A Stockholder during his lifetime or on death by gift, will or intestacy to his immediate family or to a trust, partnership or other entity, the beneficiaries, partners or equityholders of which are exclusively such Group A Stockholder and/or members of his immediate family, provided that it is expressly understood that any such Transferee shall be, and shall agree in a writing reasonably satisfactory to the Investor Stockholder to be, bound by the provisions of this Agreement. Each Group A Stockholder shall as promptly as practicable provide the Investor Stockholder with written notice of any Transfer made in accordance with this Section 3.2(b).

          (c)    Transfers by the Group B Stockholders. Each Group B Stockholder
                 -------------------------------------
hereby agrees that it shall not Transfer any of its Equity Securities at any time prior to the third anniversary of the First Closing, unless the Investor Stockholder shall agree to such Transfer in writing; provided, however, that in
                                                     --------  -------
the event of an Investor Stockholder Transfer, subject to Section 3.2(d), each Group B Stockholder shall be permitted to Transfer (to the extent not Transferred pursuant to the immediately succeeding proviso) a number of Equity Securities equal to such Group B Stockholder's Permitted Transfer Amount within one month after notice has been provided to such Group B Stockholder of the applicable Investor Stockholder Transfer, which notice shall be provided within 20 days of the consummation of the Investor Stockholder Transfer; provided, further, however, that notwithstanding
                               --------  -------  -------
any other provision in this Section 3.2(c) and subject to Section 3.2(d), each Group B Stockholder shall be permitted to Transfer (to the extent not Transferred pursuant to the immediately preceding proviso) (i) during the First Transfer Period, a number of Equity Securities equal to 15% of its Period Ownership for the First Transfer Period, (ii) during the Second Transfer Period, a number of Equity Securities equal to 15% of its Period Ownership for the Second Transfer Period and (iii) during the Third Transfer Period, a number of Equity Securities equal to 15% of its Period Ownership for the Third Transfer Period; provided, further, however, that nothing in this Section 3.2(c) shall
        --------  -------  -------
prevent a Transfer by a Group B Stockholder during his lifetime or on death by gift, will or intestacy to his immediate family or to a trust, partnership or other entity, the beneficiaries, partners or equityholders of which are exclusively such Group B Stockholder and/or members of his immediate family, provided that it is expressly understood that any such Transferee shall be, and shall agree in a writing reasonably satisfactory to the Investor Stockholder to be, bound by the provisions of this Agreement. Each Group B Stockholder shall as promptly as practicable provide the Investor Stockholder with written notice of any Transfer made in accordance with this Section 3.2(c).

          (d)    Pledges. During such time as the Group A Stockholders and the
                 -------
Group B Stockholders shall be bound by the provisions of Sections 3.2(b) and
(c), respectively, each such stockholder shall be permitted to pledge (a "Pledge") a number of Equity Securities equal to such stockholder's Permitted
 ------
Pledge Amount on such date to one or more Permitted Pledgees. Upon any Pledge made by any Group A Stockholder or Group B Stockholder in accordance with this
Section 3.2(d), the aggregate number of Equity Securities which may be Transferred by such stockholder during the applicable Transfer Period in accordance with the first and second provisos of each of Sections 3.2(b) and
(c), as applicable, shall be reduced by a number of Equity Securities equal to one-half of the number of Equity Securities which have been so Pledged. Any foreclosure or sale of Pledged Equity Securities shall be deemed a Transfer with respect to all such Pledged Equity Securities.

          (e)    Carry Forwards. If any Group A Stockholder or Group B
                 --------------
Stockholder does not Transfer all of the Equity Securities it is permitted to Transfer during any Transfer Period in accordance with the second proviso of
Section 3.2(b) or (c) (after taking into account Transfers pursuant to the first proviso of each such Section), as applicable, such stockholder shall be permitted to carry forward to subsequent Transfer Periods that percentage of unsold Equity Securities that such stockholder would have otherwise been entitled to Transfer during the applicable Transfer Period in accordance with such proviso. If, due to a foreclosure or sale of Pledged Equity Securities, any Group A Stockholder or Group B Stockholder Transfers any Equity Securities in excess of the Permitted Transfer Amount for such Transfer Period, such excess shall reduce the Permitted Transfer Amounts for such stockholder for the subsequent Transfer Periods.

                                  ARTICLE IV

                              REGISTRATION RIGHTS
                              -------------------

          SECTION 4.1   Incidental Registrations. (a) If the Company at any time
                        ------------------------
after the date hereof proposes to register Equity Securities under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to all Holders of its intention to do so and of such Holders" rights under this Article IV. Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its commercially reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof; provided, that (a) if, at any time after giving written notice of its intention
--------
to register any securities, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (b) if such registration involves an underwritten offering, all Holders requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section involves an underwritten public offering, any Holder requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register all or any part of such securities in connection with such registration. Nothing in this Section shall operate to limit the right of any Holder to request the registration of Common Stock issuable upon conversion, exchange or exercise of securities held by such Holder notwithstanding the fact that at the time of request such Holder does not hold the Common Stock underlying such securities. The registrations provided for in this Section 4.1 are in addition to, and not in lieu of, registrations made upon the request of the Investor Stockholder in accordance with Section 4.2.

          (b)    Expenses. The Company will pay all Registration Expenses in
                 --------
connection with each registration of Registrable Securities requested pursuant to this Section 4.1.

          (c)    Priority in Incidental Registrations. If a registration
                 ------------------------------------
pursuant to this Section 4.1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in such registration would be likely to have an adverse effect on the price, timing or distribution of the securities to be offered in such offering as contemplated by the Company (other than the Registrable Securities), then the Company shall include in such registration (a) first, 100% of the
                 -----
securities the Company proposes to sell, (b) second, any Other Securities
                                             ------
requested to be registered by any Other Holders exercising a demand registration right, and (c) third, to the extent of the amount of Registrable Securities and
               -----
Other Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the amount of Registrable Securities and Other Securities which the Holders and the Other Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders and the Other Holders on the basis of the relative amount of Registrable Securities and Other Securities then held by each such Holder and Other Holder (provided, that any such amount thereby allocated to any such Holder or Other
 --------
Holder that exceeds such Holder's or Other Holder's request shall be reallocated among the remaining requesting Holders and Other Holders in like manner).

          SECTION 4.2   Registration on Request. (a) At any time after the date
                        -----------------------
hereof, upon the written request of the Investor Stockholder (and any other Holder; provided that no Transferee of any Investor Stockholder or its
        --------
Affiliates or of any Transferee shall be permitted to request a registration pursuant to this Section 4.2 unless the right to make such a request was transferred to such Transferee pursuant to Section 3.1(b)(ii)) (the "Demand
                                                                     ------
Party") requesting that the Company effect the registration under the Securities
-----
Act of all or part of such Demand Party's Registrable Securities and specifying the amount and intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Holders, and thereupon will, as expeditiously as possible, use its commercially reasonable best efforts to effect the registration under the Securities Act of:

               (i) the Registrable Securities which the Company has been so requested to register by the Demand Party; and

               (ii) all other Registrable Securities of the same class(es) or series as are to be registered at the request of a Demand Party and which the Company has been requested to register by any other Holder thereof by written request given to the Company within 15 days after the giving of such written notice by the Company (which request shall specify the amount and intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; provided, that in no event shall the Company be required to
                    --------
     effect more than three registrations pursuant to this Section 4.2 (which number shall be increased to four in the event a Qualified Option Closing occurs); and provided, further, that, the Company shall not be obligated to
                  --------  -------
     file a registration statement relating to any registration request under this Section 4.2 (other than a registration statement on Form S-3 or any successor or similar short-form registration statement) within a period of 90 days after the effective date of any other registration statement relating to any registration request under this Section 4.2 or to any registration effected under Section 4.1, in either case which was not effected on Form S-3 (or any successor or similar short-form registration statement). Nothing in this Section 4.2 shall operate to limit the right of any Holder to request the registration of Common Stock issuable upon conversion of the Preferred Stock or the conversion, exchange or exercise of any other securities held by such Holder notwithstanding the fact that at the time of request such Holder does not hold the Common Stock underlying such securities.

          (b)    Registration Statement Form. The Company shall select the
                 ---------------------------
registration statement form for any registration pursuant to this Section 4.2; provided, that if any registration requested pursuant to this Section 4.2 which
--------
is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

          (c)    Expenses. The Company will pay all Registration Expenses in
                 --------
connection with registrations of each class or series of Registrable Securities pursuant to this Section 4.2.

          (d)    Effective Registration Statement. A registration requested
                 --------------------------------
pursuant to this Section 4.2 will not be deemed to have been effected unless it has become effective and all of the Registrable Securities registered thereunder have been sold.

          (e)    Selection of Underwriters. If a requested registration pursuant
                 -------------------------
to this Section 4.2 involves an underwritten offering, the investment banker(s), underwriter(s) and manager(s) for such registration shall be selected by the Holders of a majority of the Registrable Securities which the Company has been requested to register; provided, however, that such investment banker(s),
                       --------  -------
underwriter(s) and manager(s) shall be reasonably satisfactory to the Company.

          (f)    Priority in Requested Registrations. If a requested
                 -----------------------------------
registration pursuant to this Section 4.2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities to be included in such registration (including securities of the Company which are not Registrable Securities) would be likely to have an adverse effect on the price, timing or distribution of the securities to be offered in such offering as contemplated by the Holders (an "Adverse
                                                                   -------
Effect"), then the Company shall include in such registration (a) first, 100% of
------                                                            -----
the Registrable Securities requested to be included in such registration by the Demand Party and all other Holders of Registrable Securities pursuant to this
Section 4.2 (to the extent that the managing underwriter believes that all such Registrable Securities can be sold in such offering without having an Adverse Effect; provided, that if they cannot and the Demand Party does not exercise its
        --------
right set forth in the second succeeding sentence of this clause (f), such lesser number of Registrable Securities as specified by the Demand Party) and
(b) second, to the extent the managing underwriter believes additional
    ------
securities can be sold in the offering without having an Adverse Effect, the amount of Other Securities requested to be included by Other Holders in such registration, allocated pro rata among all requesting Other Holders on the basis of the relative amount of all Other Securities then held by each such Other Holder (provided, that any such amount thereby allocated to any such Other
        --------
Holder that exceeds such Other Holder's request shall be reallocated among the remaining requesting Other Holders in like manner). In the event that the number of Registrable Securities and Other Securities to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold without having an Adverse Effect, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of such managing underwriter, can be sold without having an Adverse Effect. If the managing underwriter of any underwritten offering shall advise the Holders participating in a registration pursuant to this Section 4.2 that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to the Demand Party, then the Demand Party shall have the right to notify the Company that it has determined that the registration statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such registration statement.

          (g)    Postponements in Requested Registrations. Notwithstanding
                 ----------------------------------------
Section 4.2(f), (i) if the Board determines, in its good faith judgment, that the registration and offering otherwise required by this Section 4.2 would have an adverse effect on a then contemplated public offering of the Company's Equity Securities, the Company may postpone the filing (but not the preparation) of a registration statement required by this Section 4.2, during the period starting with the 30th day immediately preceding the date of the anticipated filing of, and ending on a date 60 days following the effective date of, the registration statement relating to such other public offering and (ii) if the Company shall at any time furnish to the Holders a certificate signed by its chairman of the board, chief executive officer, president or any other of its authorized officers stating that the Company has pending or in process a material transaction, the disclosure of which would, in the good faith judgment of the Board, after consultation with its outside securities counsel, materially and adversely affect the Company, the Company may postpone the filing (but not the preparation) of a registration statement required by this Section 4.2 for up to 90 days; provided, that, the Company shall at all times in good faith use its
         --------
commercially reasonable best efforts to cause any registration statement required by this Section 4.2 to be filed as soon as possible and; provided,
                                                                  --------
further, that, the Company shall not be permitted to postpone registration
-------
pursuant to this Section 4.2(g) more than once in any 360-day period. The Company shall promptly give the Holders requesting registration thereof pursuant to this Section 4.2 written notice of any postponement made in accordance with the preceding sentence. If the Company gives the Holders such a notice, the Holders shall have the right, within 15 days after receipt thereof, to withdraw their request in which case, such request will not be counted for purposes of this Section 4.2.

          SECTION 4.3   Registration Procedures. If and whenever the Company is
                        -----------------------
required to use its commercially reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will promptly:

          (a) prepare and, in any event within 45 days after the end of the period within which a request for registration may be given to the Company, file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable best efforts to cause such registration statement to become effective within 90 days of the initial filing;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 180 days and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that before filing a registration statement or prospectus,
           --------
or any amendments or supplements thereto in accordance with Sections 4.3(a) or
(b), the Company will furnish to counsel selected pursuant to Section 4.8 hereof copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

          (c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

          (d) use its commercially reasonable best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this subsection (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

          (e) use its commercially reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (f) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (g) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

          (h) (i) if such Registrable Securities are Common Stock (including Common Stock issuable upon conversion, exchange or exercise of another security), use its commercially reasonable best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (ii) use its best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

          (i) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for the provisions of Section 4.6 hereof, and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities;

          (j) obtain a "cold comfort" letter or letters from the Company's independent public accounts in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request;

          (k) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (l) notify counsel (selected pursuant to Section 4.8 hereof) for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

          (m) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable;

          (n) if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

          (o) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

          (p) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel;

          (q) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

          (r) use its commercially reasonable best efforts to make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any "road shows" or other selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities.

          SECTION 4.4    Information Supplied.  The Company may require each
                         --------------------
seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request.

          SECTION 4.5   Restrictions on Disposition.  Each Holder agrees that,
                        ---------------------------
upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.3(f), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.3(f), and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the

Company shall give any such notice, the period mentioned in Section 4.3(b) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4.3(f) and to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4.3(f).

          SECTION 4.6   Indemnification.  (a)  In the event of any registration
                        ---------------
of any securities of the Company under the Securities Act pursuant to Section
4.1 or 4.2, the Company shall, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each Affiliate of such seller and their respective directors, officers, members or general and limited partners (and any director, officer, and controlling Person of any of the foregoing), each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified
                                                             -----------
Parties"), against any and all losses, claims, damages or liabilities, joint or
-------
several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable attorney's fees and
          ------
reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such Claims or expenses arise out of, relate to or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; provided, that the
                                                          --------
Company shall not be liable to any Indemnified Party in any such case to the extent that any such Claim or expense arises out of, relates to or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or behalf of such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party and shall survive the transfer of securities by any seller.

          (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with
Section 4.2 or 4.3 herein, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.6(a)) the Company and all other prospective sellers or any underwriter, as the case may be, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective Affiliates, directors, officers or controlling Persons and shall survive the transfer of securities by any seller. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 4.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; provided, that the failure of the indemnified party
                           --------
to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 4.6, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action or proceeding is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such action or proceeding (in which case the indemnified party shall have the right to assume or continue its own defense and the indemnifying party shall be liable for any reasonable expenses therefor, but in no event will bear the expenses for more than one firm of counsel for all indemnified parties in each jurisdiction who shall be approved by the majority of the participating Holders in the registration in respect of which such indemnification is sought), the indemnifying party will be entitled to participate in and to assume the defense thereof (at its expense), jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation and shall have no liability for any settlement made by the indemnified party without the consent of the indemnifying party, such consent not to be unreasonably withheld. No indemnifying party will settle any action or proceeding or consent to the entry of any judgment without the prior written consent of the indemnified party, unless such settlement or judgment (i) includes as an unconditional term thereof the giving by the claimant or plaintiff of a release to such indemnified party from all liability in respect of such action or proceeding and (ii) does not involve the imposition of equitable remedies or the imposition of any obligations on such indemnified party and does not otherwise adversely affect such indemnified party, other than as a result of the imposition of financial obligations for which such indemnified party will be indemnified hereunder.

          (da (i) If the indemnification provided for in this Section 4.6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any Claim or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claim or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such Claim or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties" relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this
Section 4.6(d) as a result of the Claim and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any action or proceeding.

          (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 4.6(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (e) Indemnification similar to that specified in this Section 4.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Law or with any governmental authority other than as required by the Securities Act.

          (f) The obligations of the parties under this Section 4.6 shall be in addition to any liability which any party may otherwise have to any other party.

          SECTION 4.7   Required Reports.  The Company covenants that it will
                        ----------------
file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such information), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          SECTION 4.8   Selection of Counsel.  In connection with any
                        --------------------
registration of Registrable Securities pursuant to Sections 4.1 and 4.2 hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration; provided, however, that in the event
                                         --------  -------
that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the remaining Holders shall be entitled to select one additional counsel to represent all such remaining Holders.

          SECTION 4.9   Holdback Agreement.  If any registration hereunder shall
                        ------------------
be in connection with an underwritten public offering, each Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Equity Securities of the Company (in each case, other than as part of such underwritten public offering), within 7 days before, or subject to
Section 4.2(g) in the case of a requested registration that has been postponed pursuant to clause (i) thereof, 180 days (or such lesser period as the managing underwriters may permit) after, the effective date of such registration (except as part of such registration), and the Company hereby also agrees and agrees to use its commercially reasonable efforts to have each other holder of any Equity Security of the Company purchased from the Company (at any time other than in a public offering) to so agree.

          SECTION 4.10   No Inconsistent Agreements.  The Company represents and
                         --------------------------
warrants that it will not enter into, or cause or permit any of its Subsidiaries to enter into, any agreement which conflicts with or limits or prohibits the exercise of the rights granted to the Holders of Registrable Securities in this
Article IV.


                                 ARTICLE V

                            EQUITY PURCHASE RIGHTS
                            ----------------------

          SECTION 5.1 Equity Purchase Rights.  (a)  The Company hereby grants to
                      ----------------------
the Investor Stockholder, so long as any shares of Preferred Stock are outstanding, the right to purchase its Pro Rata Portion of all or any part of New Securities which the Company may, from time to time, propose to sell or issue. The number or amount of New Securities which the Investor Stockholder may purchase pursuant to this Section 5.1(a) shall be referred to as the "Equity
                                                                          ------
Purchase Shares".  The equity purchase right provided in this Section 5.1(a)
---------------
shall apply at the time of issuance of any right, warrant or option or convertible or exchangeable security and not to the conversion, exchange or exercise thereof; provided, that with respect to any such right, warrant, option
                  --------
or convertible or exchangeable security, the Investor Stockholder shall have the right to purchase its Pro Rata Portion of a series of preferred stock of the Company with terms identical to the Preferred Stock except that the conversion price shall be the exercise, conversion or exchange price of such right, warrant, option or convertible or exchangeable security.

          (b) The Company shall give written notice of a proposed issuance or sale described in Section 5.1(a) to the Investor Stockholder within two Business Days following any meeting of the Board at which any such issuance or sale is approved. Such notice (the "Issuance Notice") shall set forth the material
                             ---------------
terms and conditions of such proposed transaction, including the name of any proposed purchaser(s), the proposed manner of disposition, the number or amount and description of the shares proposed to be issued and the proposed purchase price per share, including a description of any non-cash consideration sufficiently detailed to permit valuation thereof. Such notice shall also be accompanied by any written offer from the prospective purchaser to purchase such New Securities. The Issuance Notice shall be received by the Investor Stockholder at least 20 days prior to the proposed issuance or sale.

          (c) At any time during the 20-day period following the receipt of an Issuance Notice, the Investor Stockholder shall have the right to irrevocably elect to purchase up to the number of the Equity Purchase Shares at the purchase price set forth in the Issuance Notice (or if such price includes property other than cash, the amount in cash equal to the Fair Market Value of such other property) and upon the other terms and conditions specified in the Issuance Notice by delivering a written notice to the Company. Except as provided in the following sentence, such purchase shall be consummated concurrently with the consummation of the issuance or sale described in the Issuance Notice. The closing of any purchase by the Investor Stockholder may be extended beyond the closing of the transaction described in the Issuance Notice to the extent necessary to obtain required governmental approvals and other required approvals and the Company and the Investor Stockholder shall use their respective best efforts to obtain such approvals.

          (d) If the Investor Stockholder does not elect pursuant to Section 5.1(c) to purchase any of the Equity Purchase Shares, the Company shall be free to complete the proposed issuance or sale described in the Issuance Notice on terms no less favorable to the Company than those set forth in the Issuance Notice; provided, that (x) such issuance or sale is closed within 90 days after
        --------
the expiration of the 20-day period described in Section 5.1(c) and (y) the price at which the New Securities are transferred must be equal to or higher than the purchase price described in the Issuance Notice. Such periods within which such issuance or sale must be closed shall be extended to the extent necessary to obtain required governmental approvals and other required approvals and the Company shall use its commercially reasonable efforts to obtain such approvals.


                                  ARTICLE VI

                                  STANDSTILL
                                  ----------

          SECTION 6.1   Acquisition of Additional Voting Securities.  (a)
                        -------------------------------------------
During the Standstill Period, except as provided below in this Section 6.1, the Investor Stockholder covenants and agrees with the Company that it shall not, and shall cause each of its Affiliates not to, directly or indirectly, acquire, offer or propose to acquire or agree to acquire, whether by purchase, tender or exchange offer, through the acquisition of control of another Person (including by way of merger or consolidation), by joining a partnership, syndicate or other Group or otherwise, the beneficial ownership of any additional Voting Securities if following such proposed acquisition (an "Acquisition") the Investor
                                            -----------
Stockholder together with its Affiliates would beneficially own a number of Voting Securities exceeding the Permitted Ownership Percentage (except (i) by way of stock dividends, stock reclassifications or other distributions or offerings made available and, if applicable, exercised on a pro rata basis, to holders of Equity Securities of the Company generally, (ii) Equity Securities acquired from the Company (including Conversion Shares and shares of Series E Preferred Stock subject to the Option), and (iii) Voting Securities acquired upon the exercise of the Investor Stockholder's rights under Article V) (the "Acquisition Restrictions"); provided, however, that the foregoing Acquisition
-------------------------    --------  -------
Restrictions shall not apply to any Acquisition that is approved by a majority of the Directors, excluding for the purposes of such approval any Investor Directors.

          (b) The foregoing Acquisition Restrictions will not apply if either
(i) a third party who is not an Affiliate of the Investor Stockholder or any of its Affiliates (a "Third Party", which
                   -----------
term shall include any Group, other than a Group which includes the Investor Stockholder or any of its Affiliates as a member) commences a tender or exchange offer for more than 50% of the outstanding Voting Securities and the Board does not recommend against the tender or exchange offer within ten Business Days after the commencement thereof (which, in the case of an exchange offer, shall be deemed to be the effective date of the registration statement relating to the securities offered in such exchange offer or, if permitted under the Exchange Act, such earlier date selected by the offeror for commencement of the exchange offer) or such longer period as shall then be permitted under SEC rules, or (ii) a Third Party acquires beneficial ownership of 15% of the outstanding Voting Securities (other than as a result of purchases of such securities from the Company) and publicly discloses a possible intention to seek control of the Company or to engage in a transaction that would result in a Change of Control of the Company.

          (c) Upon a repurchase or redemption of Equity Securities by the Company that, by reducing the number of outstanding Equity Securities, increases the Ownership Percentage to an amount in excess of the then-applicable Permitted Ownership Percentage, none of the Investor Stockholder or its Affiliates shall be required to dispose of Equity Securities beneficially owned by them; provided, however, that in such event, none of the Investor Stockholder or its
--------  -------
Affiliates may purchase additional Equity Securities until such time as the Ownership Percentage is less than the then-applicable Permitted Ownership Percentage.

          (d) If at any time the Investor Stockholder or any of its Affiliates become aware that the Investor Stockholder and its Affiliates beneficially own in the aggregate more than the Permitted Ownership Percentage, then the Investor Stockholder shall, as soon as is reasonably practicable (but in no manner that would require the Investor Stockholder or any such Affiliate to incur liability under Section 16(b) of the Exchange Act) take all action necessary to reduce the amount of Equity Securities beneficially owned by it and its Affiliates to an amount not greater than the Permitted Ownership Percentage in effect at such time.


                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

          SECTION 7.1   Investor Stockholder Indemnification; Reimbursement of
                        ------------------------------------------------------
Expenses.  The Company agrees to indemnify and hold harmless the Investor
--------
Stockholder, its respective directors and officers and its Affiliates (and the directors, officers, partners, Affiliates and controlling persons thereof, each, an "Investor Stockholder Indemnitee") from and against any and all liability,
    -------------------------------
including, without limitation, all obligations, costs, fines, claims, actions, injuries, demands, suits, judgments, proceedings, investigations, arbitrations (including stockholder claims, actions, injuries, demands, suits, judgments, proceedings, investigations or arbitrations) and expenses, including, without limitation, accountant's and attorney's fees and expenses (together the "Losses"), incurred by the Investor Stockholder or an Investor Stockholder
 ------
Indemnitee before or after the date of this Agreement and arising out of, resulting from, or relating to (i) the Investor Stockholder's purchase and/or ownership of the Equity Securities, (ii) the transactions contemplated by the Stock Purchase Agreement, the Stockholders

Agreement, the Certificate of Designation and the Voting Agreement, dated as of December 20, 1999, among the Investor Stockholder and certain stockholders of the Company, (iii) any litigation to which the Investor Stockholder or a Stockholder Indemnitee is made a party in its capacity as a stockholder or owner of securities (or a partner, director, officer, Affiliate or controlling person of the Investor Stockholder) of the Company or (iv) any franchise taxes imposed on the Investor Stockholder. The Company also agrees to reimburse each Investor Stockholder Indemnitee for any reasonable expenses incurred by such Investor Stockholder Indemnitee in connection with the maintenance of its books and records, preparation of tax returns and delivery of tax information to its partners in connection with the Investor Stockholder's investment in the Company.

          SECTION 7.2    Termination.  Subject to Section 3.1(b)(i), (x) the
                         -----------
provisions of this Agreement (other than Articles II, IV and VII) shall terminate at such time as the Investor Stockholder shall own, together with its Affiliates, less than 5% of the outstanding Common Stock as converted and (y) the provisions of Article II shall terminate as provided in Section 2.7.
Article IV of this Agreement (other than Section 4.6 thereof) shall terminate at such time as there shall be no Registrable Securities outstanding. Section 7.1 of this Agreement shall not terminate. Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.

          SECTION 7.3    Amendments and Waivers.  Except as otherwise provided
                         ----------------------
herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or any Holder unless such modification, amendment or waiver is approved in writing by the Company and each such Holder. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          SECTION 7.4    Successors, Assigns and Transferees.  This Agreement
                         -----------------------------------
shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by any party hereto (except as described in the next sentence) without the prior written consent of the other parties. Purchaser and its Affiliates may assign their respective rights and obligations hereunder to any Affiliate or Affiliates thereof and, subject to the Transfer provisions herein, to any other third party.

          SECTION 7.5    Notices.  All notices required or permitted hereunder
                         -------
shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent, with respect to the Company and the Investor Stockholder, to their respective addresses specified in the Stock Purchase Agreement (or at such other address as any such party may specify by like notice) and, with respect to any other Holder, to the address of such Holder as shown in the stock record books of the Company (or at such other address as any such Holder may specify to all of the above by like notice).

          SECTION 7.6    Further Assurances.  At any time or from time to time
                         ------------------
after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

          SECTION 7.7    Entire Agreement.  Except as otherwise expressly set
                         ----------------
forth herein, this document and the Stock Purchase Agreement embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

          SECTION 7.8    Delays or Omissions.  It is agreed that no delay or
                         -------------------
omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach, default or noncompliance under this Agreement or any waiver on such party's part of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

          SECTION 7.9    Governing Law; Jurisdiction; Waiver of Jury Trial.
                         -------------------------------------------------
This Agreement shall be governed in all respects by the laws of the State of New York. No suit, action or proceeding with respect to this Agreement may be brought in any court or before any similar authority other than in a court of competent jurisdiction in the State of New York, and the parties hereto hereby submit to the exclusive jurisdiction of such courts for the purpose of such suit, proceeding or judgment. The parties hereto hereby irrevocably waives any right which they may have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. Each of the parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.

          SECTION 7.10    Severability.  Whenever possible, each provision of
                          ------------
this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          SECTION 7.11    Effective Date.  This Agreement shall become effective
                          --------------
immediately upon the First Closing on February   , 2000.

          SECTION 7.12    Enforcement.  Each party hereto acknowledges that
                          -----------
money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

          SECTION 7.13   Titles and Subtitles.  The titles of the sections and
                         --------------------
subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          SECTION 7.14    No Recourse.  Notwithstanding anything that may be
                          -----------
expressed or implied in this Agreement, the Company and each Holder covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner or member of the Investor Stockholder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of the Investor Stockholder or any current or future member of the Investor Stockholder or any current or future director, officer, employee, partner or member of the Investor Stockholder or of any Affiliate or assignee thereof, as such for any obligation of the Investor Stockholder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

          SECTION 7.15    Counterparts; Facsimile Signatures.  This Agreement
                          ----------------------------------
may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

          IN WITNESS WHEREOF, the parties hereto have executed the STOCKHOLDERS AGREEMENT as of the date set forth in the first paragraph hereof.


                              CAIS INTERNET, INC.


                              By: /s/ William M. Caldwell, IV
                                 -------------------------------------
                                   Name: William M. Caldwell, IV
                                   Title: President


                              CII VENTURES LLC


                              By: /s/
                                 -------------------------------------
                                   Name:
                                   Title:


                                  /s/ ULYSSES G. AUGER, SR.
                                 -------------------------------------
                                  ULYSSES G. AUGER, SR.


                                  /s/ ULYSSES G. AUGER, II
                                 -------------------------------------
                                  ULYSSES G. AUGER, II


                                  /s/ WILLIAM M. CALDWELL, IV
                                 -------------------------------------
                                  WILLIAM M. CALDWELL, IV

                                  /s/ EVANS K. ANDERSON
                                 -------------------------------------
                                  EVANS K. ANDERSON

                                  /s/ GARY H. RABIN
                                 -------------------------------------
                                  GARY H. RABIN

                                  /s/ KEVIN BRAND
                                 -------------------------------------
                                  KEVIN BRAND

                              CHANCERY LANE, L.P.

                              By: /s/ R. Theodore Ammon
                                 ------------------------------------
                                  General Partner

                              By: /s/ R. Theodore Ammon
                                 ------------------------------------
                                  R. Theodore Ammon

                              CAIS INTERNET, INC.

                               VOTING AGREEMENT


          VOTING AGREEMENT, dated as of December 20, 1999 (the "Agreement"), among CII Ventures LLC, a Delaware limited liability company ("CII"), and the undersigned holders (each, a "Holder" and, collectively, the "Holders") of shares of the common stock, par value $.01 (the "Company Common Stock"), of CAIS Internet, Inc., a Delaware corporation (the "Company").


                                   RECITALS

          The Company and CII, propose to enter into a Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"; capitalized terms not otherwise defined herein being used herein as therein defined), pursuant to which CII initially desires to purchase 7,142,857 shares of the Company's Series D Preferred Stock and obtain an option to purchase up to an additional 7,142,857 shares of the Company's Series E Preferred Stock; and

          As a condition to entering into the Purchase Agreement, CII has requested the Holders to agree, and the Holders have agreed, to enter into this Agreement.


                                   AGREEMENT

          NOW, THEREFORE, the parties hereto agree as follows:

          1.   Representations and Warranties of the Holders.  Each Holder
               --------------------------------------------
represents and warrants to CII as to itself as follows:

          (a)    Ownership of Securities.  The Holder is the record owner of the
                 -----------------------
number of shares of Company Common Stock (the "Existing Securities") (together with any shares of Company Common Stock hereafter acquired by the Holder, the "Subject Securities") set forth on the signature page to this Agreement opposite such Holder's name. The Holder does not own any securities of the Company on the date hereof other than the Existing Securities. The Holder has sole voting power (and the power to act by written consent) and sole power to issue instructions with respect to the voting of the Existing Securities and sole power of disposition of the Existing Securities and, on the record date for, and on the date of the stockholders meeting of the Company held to vote on (i) the issuance of shares of the Preferred Stock to CII (the "Share Issuance") and (ii) the amendment to the Restated Certificate of Incorporation of the Company to increase the authorized number of shares of preferred stock from 25 million to 50 million (the "Charter Amendment"), will have sole voting power (and the power to act by written consent) and sole power to issue instructions with respect to the voting of all of the Subject Securities and sole power of disposition of the Subject Securities.

          (b)    Power; Binding Agreement.  The Holder has full power and
                 ------------------------
authority, or, if a natural person, legal capacity, to enter into and perform all of its or his obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Holder and constitutes a valid and binding agreement of the Holder, enforceable against the Holder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law).

          (c)    No Conflicts.  No filing with, and no permit, authorization,
                 ------------
consent or approval of, any state or federal public body or authority or any other person or entity is necessary for the execution of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby, and neither the execution and delivery of this Agreement by the Holder nor the consummation by the Holder of the transactions contemplated hereby nor compliance by such Holder with any of the provisions hereof will conflict with or result in any breach of any applicable organizational documents or instruments applicable to such Holder, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Holder is a party or by which the Holder's Subject Securities may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Holder as of the date hereof.

          (d)    No Liens.  Except as set forth on Schedule 1(d), the Existing
                 --------
Securities are held by the Holder, or by a nominee or custodian for the benefit of the Holder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any encumbrances arising hereunder.

          2.   Agreement to Vote Shares.
               ------------------------

          (a) At every meeting of the stockholders of the Company called with respect to the Share Issuance and the Charter Amendment, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to the Share Issuance and the Charter Amendment, each Holder irrevocably agrees that it shall vote all the Subject Securities that it beneficially owns on the record date of any such vote or action in favor of each of the Share Issuance and the Charter Amendment.

          (b) Each of the Holders agrees to vote, or act by written consent with respect to, any Subject Securities beneficially owned by him or it, at each annual or special meeting of stockholders of the Company at which Directors (as defined in the Stockholders Agreement) are to be elected or to take all actions by written consent in lieu of any such meeting as are necessary, to cause the designees of CII pursuant to Section 2.1 of the Stockholders Agreement to be elected to the Board of Directors of the Company (the "Board"). Each of the Holders agrees to use his or its best efforts to cause the election of each such designee to the Board, including nominating such individuals to be elected as members of the Board as provided in the Stockholders Agreement.

          (c) In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of any Director designated by CII (an "Investor Director"), the remaining Directors shall cause the vacancy created thereby to be filled by a new designee of CII as soon as possible and each Holder hereby agrees to take, at any time and from time to time, all actions necessary to accomplish the same. Upon the written request of the CII, each Holder shall vote, or act by written consent with respect to, all Subject Securities beneficially owned by him or it and otherwise take or cause to be taken all actions necessary to remove any Investor Director and to elect any replacement Director designated as provided in the first sentence of this Section 2(c). Unless CII shall otherwise request in writing, no Holder shall take any action to cause the removal of any Investor Directors.

          (d) Without the written consent of CII, each Holder agrees not to take any action that would cause the number of Directors constituting the entire Board to be other than eight (8) from and after the First Closing or nine (9) from and after the Qualified Option Closing (as defined in the Stockholders Agreement).

          (e) In connection with any vote or action by written consent of the stockholders of the Company relating to any matter specified in Section 2.3 of the Stockholders Agreement, each Holder agrees, with respect to any Subject Securities with respect to which he or it has the power to vote, (i) to vote against (and not act by written consent to approve) such matter if such matter has not been consented to by at least one Investor Director in accordance with
Section 2.3 of the Stockholders Agreement and (ii) to take or cause to be taken all other reasonable actions required, to the extent permitted by law, to prevent the taking of any action by the Company with respect to a matter unless such matter has been consented to by at least one Investor Director in accordance with Section 2.3 of the Stockholders Agreement.

          3.   Covenants of the Holder.  Each Holder hereby agrees and covenants
               -----------------------
that:

          (a)    Restriction on Transfer, Proxies and Noninterference.  In
                 ----------------------------------------------------
addition to the transfer restrictions imposed by the Stockholders Agreement, until the termination of such Holder's obligations under this Section 3(a) in accordance with Section 12, such Holder shall not, directly or indirectly: (i) sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any of the Subject Securities or any options, rights or warrants to acquire Subject Securities, except for such pledges as would be permitted under Section 3.2(d) of the Stockholders Agreement if the Stockholders Agreement were in effect as of the date hereof; (ii) grant any proxies or powers of attorney, deposit any such Subject Securities or options, rights or warrants to acquire Subject Securities into a voting trust or enter into a voting agreement with respect to any of the Subject Securities; or (iii) take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of preventing or disabling the Holder from performing its obligations under this Agreement.

          (b)    Cooperation.  Each Holder shall use all reasonable efforts to
                 -----------
cooperate with CII to effect the transactions contemplated by the Purchase Agreement and provide any information reasonably requested by CII in connection with any regulatory application or filing made or approval sought for such transactions.

          (c)    Stockholders Agreement.  Each Holder shall execute and deliver
                 ----------------------
the Stockholders Agreement in the form attached as Exhibit D to the Purchase Agreement on or prior to the First Closing Date.

          4.   Fiduciary Duties.  Notwithstanding anything in this Agreement to
               ----------------
the contrary, the covenants and agreements set forth herein shall be subject to the fiduciary obligations of each Holder or any of such Holder's designees now or hereafter serving on the Board and shall not prevent any Holder or any of such Holder's designees now or hereafter serving on the Board from taking any action or refraining to take any action while acting in the capacity as a Director of the Company.

          5.   Assignment; Benefits.  This Agreement may not be assigned by any
               --------------------
party hereto without the prior written consent of the other party. This Agreement shall be binding upon, and shall inure to the benefit of, each Holder, CII and their respective successors and permitted assigns.

          6.   Notices.  All notices and other communications given or made
               -------
pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below:

          If to any of the Holders:

          c/o CAIS Internet, Inc.
          1255 22/nd/ Street, N.W., Fourth Floor
          Washington, D.C. 20037
          Telecopier No.: 202-463-7190
          Telephone No.:  202-715-1300
          Attention: Gary Rabin, Executive
                         Vice President

          If to CII:

          c/o Kohlberg Kravis Roberts & Co. L.P.
          9 W. 57th Street
          New York, NY 10019
          Telephone: (212) 750-8300
          Fax: (212) 750-0333
          Attn: Alexander Navab, Jr.

          With copies to:

          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York 10017
          Telecopier No.: (212)455-2502
          Telephone No.: (212) 455-2000
          Attention: David Sorkin, Esq.

or to such other address or telecopy number as any party may have furnished to the other parties in writing in accordance herewith.

          7.   Notice of Litigation.  Each Holder shall promptly notify CII of
               --------------------
any pending or, to its knowledge, threatened action or proceeding challenging the validity or enforceability of this Agreement.

          8.   Specific Performance.  The parties hereto agree that irreparable
               --------------------
harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

          9.   Amendment.  This Agreement may not be amended or modified, except
               ---------
by an instrument in writing signed by or on behalf of each of the parties hereto. This Agreement may not be waived by either party hereto, except by an instrument in writing signed by or on behalf of the party granting such waiver.

          10.  Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.
               ------------------------------------------------------------
This Agreement shall be governed in all respects by the laws of the State of New York. No suit, action or proceeding with respect to this Agreement may be brought in any court or before any similar authority other than in a court of competent jurisdiction in the State of New York, and the parties hereto hereby submit to the exclusive jurisdiction of such courts for the purpose of such suit, proceeding or judgment. The parties hereto hereby irrevocably waive any right which they may have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. Each of the parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.

          11.  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

          12.  Termination.  Sections 2(a) and 3(a) of this Agreement shall
               -----------
terminate upon the earlier of (i) the termination of the Purchase Agreement pursuant to its terms and (ii) the later of (A) approval of the Share Issuance by the requisite vote of the stockholders of the Company and (B) the First Closing Date. The remaining provisions of this Agreement shall terminate upon the earlier of (i) the termination of the Purchase Agreement pursuant to its terms and (ii) the termination of the Stockholders Agreement pursuant to its terms. Nothing herein shall relieve any party from any liability for such party's wilful breach of this Agreement and nothing herein shall limit, restrict, impair, amend or otherwise modify the rights, remedies, obligations or liabilities of any person under any other contract or agreement, including, without limitation, the Purchase Agreement or the Stockholders Agreement.

          13.  Severability.  Any term or provision of this Agreement which is
               ------------
invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability and shall not render invalid or unenforceable the remaining terms and provisions of this Agreement or affect the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

          IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.

                                CII VENTURES LLC


                                By: /s/ Alex Navab
                                    _________________________________
                                      Name: Alex Navab
                                      Title:


                                HOLDERS

                                /s/ Ulysses G. Auger, Sr.
                                ______________________________________
                                ULYSSES G. AUGER, SR.
                                Shares of Company Common Stock: 4,808,704


                                /s/ Ulysses G. Auger, II
                                ______________________________________
                                ULYSSES G. AUGER, II
                                Shares of Company Common Stock: 4,824,214


                                CHANCERY LANE, L.P.
                                Shares of Company Common Stock: 2,726,480


                                By:  /s/ R. Theodore Ammon
                                     _________________________________
                                     General Partner

                                By:  /s/ R. Theodore Ammon
                                     _________________________________
                                     Name: R. Theodore Ammon
                                     Title:

                                /s/ William M. Caldwell
                                ______________________________________
                                WILLIAM M. CALDWELL
                                Shares of Company Common Stock: -0-



                                ______________________________________

                                        /s/ Evans K. Anderson
                                        --------------------------------------
                                        EVANS K. ANDERSON
                                        Shares of Company Common Stock: -0-


                                        /s/ Gary H. Rabin
                                        ______________________________________
                                        GARY H. RABIN
                                        Shares of Company Common Stock: -0-


                                        /s/ Kevin Brand
                                        ______________________________________
                                        KEVIN BRAND
                                        Shares of Company Common Stock: -0-

                           CERTIFICATE OF AMENDMENT
                                    OF THE
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                              CAIS INTERNET, INC.

     CAIS Internet, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies as follows:

     FIRST: The Amended and Restated Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on December 4, 1997.

     SECOND: The Corporation amended and restated the Certificate of Incorporation by filing the Corporation's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on February [19], 1999.

     THIRD: The Board of Directors of the Corporation has duly and unanimously adopted the following resolution setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation:

          RESOLVED, that the Amended and Restated Certificate of Incorporation of the Corporation, be, and it hereby is, amended pursuant to Section 242 of the Delaware General Corporation Law by striking Article IV, paragraph A. thereof (relating to the authorized capital stock of the Corporation) in its entirety, and replacing in lieu thereof a new
          Article IV, paragraph A. as follows:

               A.  Classes of Stock.  The Corporation is authorized to issue two
                   ----------------
          classes of capital stock to be designated respectively "Common Stock"
                                                                  ------------
          and "Preferred Stock."  The total number of shares of Common Stock the
               ---------------
          Corporation shall have authority to issue is 100,000,000 with par value of $.01 per share. The total number of shares of Preferred Stock the Corporation shall have authority to issue is 50,000,000 with par value of $.01 per share, of which 2,827,168 shares shall be designated as Series A Preferred Stock (the "Series A Preferred"), and
                                                       ------------------
          1,119,679 shares shall be designated as Series B Preferred Stock (the "Series B Preferred"). The Board of Directors is expressly authorized
           ------------------
          to provide for the classification and reclassification of any unissued shares of Preferred Stock and the issuance thereof in one or more classes or series without the approval of the stockholders.

     FOURTH: At a meeting of the stockholders of the Corporation held on ________, 2000, the holders of a majority of the voting power of all of the issued and outstanding shares of the capital stock of the Corporation entitled to vote, approved the amendment to the Amended and Restated Certificate of Incorporation set forth in this Certificate of Amendment.

     FIFTH: This Amendment to the Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, of the Corporation to be signed by its President and attested by its Secretary as of this ____ day of _______, 2000.


                         CAIS INTERNET, INC.

                         By:__________________________
                              William M. Caldwell, IV
                              President


ATTEST:

By:________________________
     Michael G. Plantamura
     Secretary

                 Proxy     CAIS INTERNET, INC.            Proxy

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL
              MEETING OF STOCKHOLDERS TO BE HELD ________ __, 2000


     The undersigned Stockholder of CAIS Internet, Inc., a Delaware corporation (the "Company"), hereby appoints Ulysses G. Auger, II and William M. Caldwell, IV, or either of them, with full power of substitution (the "proxies"), as proxy or proxies of the undersigned, to represent the undersigned, and to exercise all the powers that the undersigned would have if personally present to act and to vote all of the shares of the Company that the undersigned is entitled to vote, at the Special Meeting of Stockholders of the Company (the "Special Meeting") called to be held on _________, ___________, __, 2000, at 9:00 a.m. at the
________________________, __________________________, Washington, D.C., and at
any adjournments or postponements thereof, as follows:

     1. To approve and ratify the issuance and sale of 20% or more of the Company's common stock, par value $0.01 per share, and 20% or more of the Company's voting power under Nasdaq rules 4460(i)(1)(D)(ii) and 4460(i)(1)(B) in connection with the private placement of (a) shares of the Company's Series D Convertible Participating Preferred Stock, par value $0.01 per share ("Series D Stock"), and (b) shares of the Company's Series E Convertible Participating Preferred Stock, par value $0.01 per share ("Series E Stock"), in each case including the issuance of any securities of the Company as dividends on or otherwise in respect of the Series D Stock and the Series E Stock in accordance with the terms thereof.

     2. To approve the amendment to Article IV of the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company's Preferred Stock, par value $.01 per share, from 25,000,000 shares to 50,000,000 shares.

     3. In their discretion, the proxies are authorized to take action and to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

The shares represented by this proxy card when properly executed will be voted as specified. If no specification is made, the shares will be voted FOR Items 1 and 2 and in accordance with the discretion of the proxies upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. All proxies previously given are hereby revoked.
Receipt of the accompanying Proxy Statement is hereby acknowledged.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                         Date:_______________________________________

                         ____________________________________________
                         Signature



                         ____________________________________________
                         Additional signatures (if shares are held jointly)


INSTRUCTIONS: Please sign exactly as your name appears on the label above and return this proxy card promptly in the accompanying envelope. When shares are held by joint tenants, both should sign. When shares are held in the name of a corporation, partnership, limited liability company or other entity, please sign the full entity name by an authorized officer, partner, manager, member or other authorized person. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give your full title as such.

                                       2